As filed with the Securities and Exchange Commission
                                    on January 26, 1996


                                                      Registration Nos. 33-48066
                                                                        811-6677

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

                      Post-Effective Amendment No. 5                      / /

                                      and

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                   / /


                               Amendment No. 6                           / /



                        (Check appropriate box or boxes)
                               ------------------

                       THE PRUDENTIAL INSTITUTIONAL FUND
               (Exact name of registrant as specified in charter)

                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 824-7513

                                Mark R. Fetting
                            30 Scranton Office Park
                        Moosic, Pennsylvania 18507-1789
                    (Name and Address of Agent for Service)


                                     copies to:
                              Clifford Alexander, Esq.
                             Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, N.W.
                             Washington, DC 20036-1800



                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.


             It is proposed that this filing will become effective
                            (check appropriate box):

             / / immediately upon filing pursuant to paragraph (b)


             /X/ on February 1, 1996 pursuant to paragraph (b)


            / / 60 days after filing pursuant to paragraph (a)

           / / on (date) pursuant to paragraph (a) of Rule 485

           / / 75 days after filing pursuant to paragraph (a)(ii)

          / / on (date) pursuant to paragraph (a)(ii) of Rule 485.
              If appropriate, check the following box:

         / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of shares. In accordance with Rule 24f-2, the Registrant has filed a notice under such Rule for its fiscal year ended September 30, 1995, on November 15, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 495)

N-1A Item No.                                                           Location
----------------------------------------------------------------------- ------------------------------
Part A

Item    1. Cover Page.................................................. Cover Page
Item    2. Synopsis.................................................... Introduction to the Funds;
                                                                        Expense Information

Item    3. Condensed Financial Information............................. Expense Information; Financial
                                                                        Highlights; Performance and
                                                                        Yield Information

Item    4. General Description of Registrant........................... Cover Page; Introduction to
                                                                        the Funds; More Facts About
                                                                        the Company

Item    5. Management of the Fund...................................... Introduction to the Fund;
                                                                        Management of the Company
Item    6. Capital Stock and Other Securities.......................... The Funds; Investors Guide to
                                                                        Services; Other
                                                                        Considerations; More Facts
                                                                        About the Company
Item    7. Purchase of Securities Being Offered........................ Management of the Company;
                                                                        Investors Guide to Services;
                                                                        Other Considerations
Item    8. Redemption or Repurchase.................................... Investors Guide to Services;
                                                                        Other Considerations
Item    9. Pending Legal Proceedings................................... Not Applicable
Part B
Item   10. Cover Page.................................................. Cover Page
Item   11. Table of Contents........................................... Table of Contents
Item   12. General Information and History............................. Not Applicable
Item   13. Investment Objectives and Policies.......................... The Funds; Other Investment
                                                                        Practices, Risk Conditions,
                                                                        and Policies of the Funds;
                                                                        Investment Restrictions
Item   14. Management of the Fund...................................... Management of the Company; The
                                                                        Trustees and Officers
Item   15. Control Persons and Principal Holders of Securities......... Not Applicable
Item   16. Investment Advisory and Other Services...................... Management of the Company; The
                                                                        Trustees and Officers;
                                                                        Custodian, Transfer and
                                                                        Dividend Disbursing Agent
Item   17. Brokerage Allocation and Other Practices.................... Other Considerations
Item   18. Capital Stock and Other Securities.......................... Other Considerations

Item   19. Purchase, Redemption and Pricing of Securities Being         Other Considerations; Purchase
           Offered..................................................... and Redemption of Shares

Item   20. Tax Status.................................................. Other Considerations
Item   21. Underwriters................................................ Management of the Company
Item   22. Calculation of Performance Data............................. Performance and Yield
                                                                        Information
Item   23. Financial Statements........................................ Financial Statements
Part C
      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------

                                               THE PRUDENTIAL INSTITUTIONAL FUND
ThePRUDENTIAL[LOGO]                            Prospectus dated February 1, 1996

--------------------------------------------------------------------------------

     The Prudential Institutional Fund is a no-load mutual fund that is designed to provide a range of investment alternatives for certain retirement programs and arrangements and other institutional investors. The Prudential Institutional Fund consists of the following seven investment funds:

GROWTH STOCK FUND seeks to achieve long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects.

STOCK INDEX FUND seeks to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.

INTERNATIONAL STOCK FUND seeks to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective.

ACTIVE BALANCED FUND seeks to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.

BALANCED FUND seeks to realize long-term total return consistent with moderate portfolio risk.

INCOME FUND seeks to achieve a high level of income over the longer term while providing reasonable safety of capital.

MONEY MARKET FUND seeks to achieve high current income, preservation of principal and maintenance of liquidity, while striving to maintain a $1.00 net asset value per share.

     INVESTMENTS IN THE MONEY MARKET FUND (OR IN ANY OTHER FUND) ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     PROSPECTIVE INVESTORS SHOULD NOTE THAT ALL OF THE FUNDS RESERVE THE RIGHT TO BORROW MONEY FOR TEMPORARY AND EXTRAORDINARY PURPOSES AND (EXCEPT FOR THE MONEY MARKET FUND) IN ORDER TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES, WHICH MAY BE CONSIDERED SPECULATIVE DUE TO THE INCREASED COSTS AND EXPENSES INVOLVED.

     The Prudential Institutional Fund is designed to meet the needs of retirement program sponsors, program participants, individual retirement accounts and certain institutional investors who seek the expertise, service, and commitment to quality that organizations within The Prudential family of investment service companies can provide. The Prudential affiliates provide experienced investment management, investor services, recordkeeping, and administrative services to The Prudential Institutional Fund.

                                   ----------

     This Prospectus gives you information about The Prudential Institutional Fund that you should be aware of before investing. Additional information about The Prudential Institutional Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 1, 1996, which information is incorporated herein by reference and is available, without charge, upon written request to The Prudential Institutional Fund, 21 Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

          PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

TABLE OF CONTENTS

Introduction to the Funds ......................   1

Expense Information ............................   2

Financial Highlights ...........................   3

The Funds ......................................   6

Risk Factors and Investment Practices and
 Policies of the Fund ..........................   9

Management of the Company ......................  10

Investors Guide to Services ....................  12

Other Considerations ...........................  13

Performance and Yield Information ..............  15

Other Investment Practices, Risk Conditions,
 and Policies of the Funds .....................  15

More Facts About the Company ...................  22

INTRODUCTION TO THE FUNDS

The Company. The Prudential Institutional Fund (the "Company") is a no-load, open-end diversified management investment company, commonly known as a mutual fund. The Company is organized as a Delaware business trust.



The Funds. The Company is comprised of seven investment portfolios (the "Funds"), each of which is diversified. Each Fund has its own investment objectives and policies, which are summarized below and described in detail beginning on page 6.

The Advisers. Each Fund is managed by a registered investment adviser ("Adviser") that is a direct or indirect subsidiary of, or is otherwise affiliated with, The Prudential Insurance Company of America ("The Prudential"). The Advisers operate under the supervision of Prudential Institutional Fund Management, Inc., the Company's investment manager ("Manager").



Opening an Account. The Administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to select a Fund as an investment option.


Name of Fund               Investment Objective                 Invests Primarily in                    Investment Adviser
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Fund          Seeks to achieve long-term           A diversified portfolio of equity       Jennison Associates Capital
                           growth of capital                    securities of established companies     Corp. ("Jennison")
                                                                with above average growth prospects
------------------------------------------------------------------------------------------------------------------------------------
Stock Index Fund           Seeks to provide investment          A diversified portfolio of equity       The Prudential
                           results that correspond to the       securities, which as a group is         Investment Corporation
                           price and yield performance of       designed to approximate the price       ( "PIC ")
                           Standard & Poor's 500 Composite      and yield performance of the S&P 500
                           Stock Price Index                    Index
                           ("S&P 500 Index")
------------------------------------------------------------------------------------------------------------------------------------

International Stock Fund   Seeks to achieve long-term           A diversified portfolio of equity       Mercator Asset
                           growth of capital; income is a       securities of foreign issuers           Management, L.P.
                           secondary objective                                                          ("Mercator")

------------------------------------------------------------------------------------------------------------------------------------
Active Balanced Fund       Seeks to achieve total returns       An actively-managed portfolio of        Jennison
                           approaching equity returns,          equity securities, fixed income
                           while accepting less risk than       securities and money market
                           an all-equity portfolio              instruments
------------------------------------------------------------------------------------------------------------------------------------

Balanced Fund              Seeks to achieve long-term           A diversified portfolio that            PIC
                           total return consistent with         allocates its assets among equity
                           moderate portfolio risk              securities, fixed income securities
                                                                and money market instruments

------------------------------------------------------------------------------------------------------------------------------------
Income Fund                Seeks to achieve a high level        Debt securities, including corporate    PIC
                           of income over the longer term       debt obligations, mortgage-backed
                           while providing reasonable           and asset-backed securities, U.S.
                           safety of capital                    Government obligations, and U.S.
                                                                dollar-denominated debt securities
                                                                of foreign issuers
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund          Seeks to achieve high current        A diversified portfolio of              PIC
                           income, preservation of              high-quality domestic and U.S.
                           principal and maintenance of         dollar-denominated foreign money
                           liquidity, while striving to         market instruments that present
                           maintain a $1.00 net asset           minimal credit risks
                           value per share



Each Fund may be expected to have different investment results and different market and financial risks, which are described in detail beginning on page 5. Since shares of a Fund represent an interest in an investment in securities with fluctuating market prices, the net asset value per share of each Fund, other than the Money Market Fund, and the value of a shareholder's holdings will vary as the aggregate value of a Fund's portfolio securities increases or decreases. It is anticipated that shares of the Money Market Fund will be purchased, redeemed or exchanged at a net asset value of $1.00 per share, although there can be no assurance that the Fund will be able to maintain a constant net asset value per share. For information on how to purchase and redeem shares, or to exchange the shares of one Fund for shares of another Fund, please refer to pages 11-12.

     The dividends paid by each Fund will vary proportionally to the income received from its investments and the expenses incurred by the Fund. Dividends and other distributions of each Fund are declared in cash and automatically reinvested in additional shares of the Fund. While shareholders may not elect to receive dividends and other distributions in cash, the same effect may be achieved at any time by redeeming shares of the Fund.


     The investment objectives of each Fund set forth above are fundamental and may not be changed without a vote of the shareholders of that Fund. However, the investment policies and practices of each Fund, unless otherwise specifically stated, are not fundamental. There can be no assurance that a Fund will achieve its investment objective.


                                  The Prudential Institutional Fund Prospectus 1

EXPENSE INFORMATION

The following table, including the examples below, is included to assist your understanding of the various costs and expenses that an investor will incur directly and indirectly as a shareholder in each of the Funds based upon each Fund's annual operating expenses. The fees and expenses set forth below for the Funds are based on data for the Fund's fiscal year ended September 30, 1995. The example should not be considered a representation of past or future performance. Actual fees and expenses for each of the Funds for the current year may be greater or less than those stated below.






Shareholder                                    Growth    Stock     International  Active                            Money
Transaction                                    Stock     Index     Stock          Balanced   Balanced     Income    Market
Expenses                                       Fund      Fund      Fund           Fund       Fund         Fund      Fund
--------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchase                 None      None      None           None       None         None      None
Sales Load Imposed on Reinvested Dividends     None      None      None           None       None         None      None
Deferred Sales Load Imposed on Redemptions     None      None      None           None       None         None      None
Redemption Fee                                 None      None      None           None       None         None      None
Exchange Fee                                   None      None      None           None       None         None      None

Annual Operating Expenses (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------------

Management Fees (Before Reduction)              .70%      .40%     1.15%           .70%       .70%         .50%      .45%
Distribution Expenses                          None      None      None           None       None         None      None
Other Expenses (Before Reduction)               .31%      .48%      .49%           .35%       .40%         .48%      .47%
Total Operating Expenses (Before Reduction)    1.01%      .88%     1.64%          1.05%      1.10%         .98%      .92%
Total Operating Expenses (After Reduction)<F1> 1.00%      .60%     1.60%          1.00%      1.00%         .70%      .60%
----------

<F1> In the interest of limiting the expenses of the Funds, the Manager has agreed, until September 30, 1996, to bear any expenses that would cause the ratio of expenses payable by each Fund to average daily net assets ("Fund Operating Expenses") to exceed the Fund's Total Operating Expenses (After Reduction) as specified above. Expenses paid or assumed under this agreement are subject to recoupment by the Manager from the relevant Fund in later years, provided that (a) no recoupment will be made, in any year, if it would result in the Fund's expense ratio for a year exceeding the estimated Total Operating Expenses (After Reduction) and (b) no recoupment will be made after December 31, 1996. Each Fund's organizational expenses will be charged to that Fund over a period not to exceed 60 months.


Examples: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each future time period*:

                            1 Year         3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Growth Stock Fund           $10            $32            $55           $122
--------------------------------------------------------------------------------
Stock Index Fund            $ 6            $19            $33           $ 75
--------------------------------------------------------------------------------
International Stock Fund    $16            $50            $87           $190
--------------------------------------------------------------------------------
Active Balanced Fund        $10            $32            $55           $122
--------------------------------------------------------------------------------
Balanced Fund               $10            $32            $55           $122
--------------------------------------------------------------------------------
Income Fund                 $ 7            $22            $39           $ 87
--------------------------------------------------------------------------------
Money Market Fund           $ 6            $19            $33           $ 75

----------

* There are no charges imposed upon redemption.

The above examples should not be considered to be a representation of past or future expenses for each Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the above examples is not an estimate or guarantee of future investment performance, but is included for illustrative purposes only.

2 The Prudential Institutional Fund Prospectus

FINANCIAL HIGHLIGHTS (for a share outstanding throughout the indicated period)

The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information is derived from and should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

                                                                 Growth Stock Fund                          Stock Index Fund
                                                    ----------------------------------------       --------------------------------
                                                                                  November 5,                           November 5,
                                                        Year Ended                 1992(a)             Year Ended         1992(a)
                                                       September 30,               Through            September 30,       Through
                                                     ------------------           September         -----------------    September
                                                     1995          1994            30, 1993         1995          1994   30, 1993
                                                  --------      --------            -------       --------      -------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period ...........  $  12.00      $  12.10            $ 10.00       $  11.27      $ 11.12   $10.00
                                                  --------      --------            -------       --------      -------   ------
Income from investment
 operations:
Net investment income(b) .......................        --            --                .04            .23          .26      .23
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions .........................      4.22          (.06)              2.08           2.97          .11      .94
                                                  --------      --------            -------       --------      -------   ------
  Total from investment
   operations ..................................      4.22          (.06)              2.12           3.20          .37     1.17
                                                  --------      --------            -------       --------      -------   ------
Less distributions:
Dividends from net investment income ...........      (.01)         (.01)              (.02)          (.22)        (.18)    (.05)
Distributions from net realized gains ..........        --          (.03)                --           (.03)        (.04)      --
                                                  --------      --------            -------       --------      -------   ------
Total distributions ............................      (.01)         (.04)              (.02)          (.25)        (.22)    (.05)
                                                  --------      --------            -------       --------      -------   ------
Net asset value, end of period .................  $  16.21      $  12.00             $ 12.10      $  14.22      $ 11.27   $11.12
                                                  ========      ========             =======      ========      =======   ======

TOTAL RETURN(d): ...............................     35.14%        (0.50)%             21.22%        29.02%        3.33%   11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ................  $220,505      $106,956             $47,998      $101,945      $50,119  $27,142
Average net assets (000) .......................  $149,985      $ 71,449             $17,592      $ 71,711      $38,098  $18,807
Ratios to average net assets(b):
 Expenses ......................................      1.00%         1.00%               1.00%(c)       .60%         .60      .60%(c)
 Net investment income (loss) ..................      (.07)%         .04%                .31%(c)      2.55%        2.34%    2.41%(c)
Portfolio turnover rate ........................       64%            65%                 84%           11%           2%       1%

----------

(a)  Commencement of investment operations.
(b)  Net of expense subsidy.
(c)  Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

3 The Prudential Institutional Fund Prospectus

FINANCIAL HIGHLIGHTS (for a share outstanding throughout the indicated period)

The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information is derived from and should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

                                                            International Stock Fund                      Active Balanced Fund
                                                    ----------------------------------------      --------------------------------
                                                                                  November 5,                          January 4,
                                                        Year Ended                 1992(a)            Year Ended         1993(a)
                                                       September 30,               Through           September 30,       Through
                                                     ------------------           September      --------------------- September
                                                     1995          1994            30, 1993        1995          1994   30, 1993
                                                  --------      --------            ------       --------      -------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period ........     $  14.84      $  12.35            $ 10.00      $  10.92      $ 11.05   $ 10.00
                                                  --------      --------            -------      --------      -------   -------
Income from investment
 operations:
Net investment income(b) ....................          .18           .13                .16           .33          .24       .21
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions ......................          .66          2.54               2.21          1.54         (.12)      .84
                                                  --------      --------            -------      --------      -------   -------
  Total from investment
   operations ...............................          .84          2.67               2.37          1.87          .12      1.05
                                                  --------      --------            -------      --------      -------   -------
Less distributions:
Dividends from net investment income ........         (.10)         (.03)              (.02)         (.29)        (.14)       --
Distributions from net realized gains .......         (.33)         (.15)                --          (.04)        (.11)       --
                                                  --------      --------            -------      --------      -------   -------
Total distributions .........................         (.43)         (.18)              (.02)         (.33)        (.25)       --
                                                  --------      --------            -------      --------      -------   -------
Net asset value, end of period ..............     $  15.25      $  14.84            $ 12.35      $  12.46      $ 10.92   $ 11.05
                                                  ========      ========            =======      ========      =======   =======

TOTAL RETURN(d) .............................         5.95%        21.71%             23.74%        17.66%        1.07%    10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .............     $136,685      $102,824            $31,708      $133,352      $81,176   $38,786
Average net assets (000) ....................     $118,927      $ 68,476            $14,491      $104,821      $58,992   $12,815
Ratios to average net assets:(b) ............
 Expenses ...................................         1.60%         1.60%              1.60%(c)      1.00%        1.00%     1.00%(c)
 Net investment income ......................         1.58%         1.08%              1.44%(c)      3.53%        3.06%     2.68%(c)
Portfolio turnover rate .....................           20%           21%                15%           30%          40%       47%

----------
(a)  Commencement of investment operations.
(b)  Net of expense subsidy.
(c)  Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

                                  The Prudential Institutional Fund Prospectus 4

FINANCIAL HIGHLIGHTS (for a share outstanding throughout the indicated period)

The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information is derived from and should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

                                      Balanced Fund                    Income Fund                      Money Market Fund
                              -----------------------------     ---------------------------        ----------------------------
                                                November 5,                         March 1,                         January 4,
                                 Year Ended       1992(a)         Year Ended        1993(a)          Year Ended       1993(a)
                                September 30,     Through        September 30,      Through         Sepember 30,      Through
                              ----------------   September      ---------------    September       ---------------   September
                                1995     1994     30, 1993       1995      1994     30, 1993        1995      1994    30, 1993
                              -------   -------  ---------      -------   -------  ---------       -------  -------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period ........ $ 11.08   $ 11.80   $ 10.00       $  9.38   $ 10.33   $ 10.00        $  1.00  $  1.00   $  1.00
                              -------   -------   -------       -------   -------   -------        -------  -------   -------
Income from investment
 operations:
Net investment income(b) ....     .18       .31       .31           .59       .52       .27             .05     .03       .02
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions ...............    1.53      (.52)     1.54           .60      (.91)      .33             --       --        --
                              -------   -------   -------       -------   -------   -------        -------  -------   -------
  Total from investment
   operations ...............    1.71      (.21)     1.85          1.19      (.39)      .60            .05      .03       .02
                              -------   -------   -------       -------   -------   -------        -------  -------   -------
Less distributions:
Dividends from net
 investment income ..........    (.25)     (.23)     (.05)         (.59)     (.52)     (.27)          (.05)    (.03)     (.02)
Distributions from net
 realized gains .............    (.05)     (.28)       --            --      (.04)       --             --       --        --
                              -------   -------   -------       -------   -------   -------        -------  -------   -------
Total distributions .........    (.30)     (.51)     (.05)         (.59)     (.56)     (.27)          (.05)    (.03)     (.02)
                              -------   -------   -------       -------   -------   -------        -------  -------   -------
Net asset value,
 end of period .............. $ 12.49   $ 11.08   $ 11.80       $  9.98   $  9.38   $ 10.33        $  1.00  $  1.00   $  1.00
                              =======   =======   =======       =======   =======   =======        =======  =======   =======

TOTAL RETURN(d) .............   15.90%    (1.88)%   18.58%        13.11%    (3.91)%    6.11%          5.47%    3.32%     2.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000) ............... $82,110   $64,313   $27,663       $52,297   $41,401   $35,015        $58,054  $46,331   $30,235
Average net assets (000) .... $70,914   $44,048   $17,401       $46,386   $37,802   $25,626        $52,446  $38,170   $25,296

Ratios to average
 net assets:(b)
  Expenses ..................    1.00%     1.00%     1.00%(c)       .70%      .70%      .70%(c)        .60%     .60%      .60%(c)
  Net investment income .....    3.19%     2.86%     3.16%(c)      6.17%     5.24%     4.62%(c)       5.37%    3.34%     2.73%(c)
Portfolio turnover rate .....      65%       52%       74%          145%       83%       93%            --       --        --

----------
(a)  Commencement of investment operations.
(b)  Net of expense subsidy.
(c)  Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

5 The Prudential Institutional Fund Prospectus

================================================================================

THE FUNDS


Growth Stock Fund. The objective of the Growth Stock Fund is to achieve long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental to this objective.


Under normal market conditions, at least 65% of the value of the total assets of the Fund will be invested in common stocks and preferred stocks of companies that exceed $1 billion in market capitalization. Stocks will be selected on a company-by-company basis primarily through use of fundamental analysis. Jennison, the Adviser for the Fund, looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and, in the judgment of Jennison, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

The Fund also may invest up to 35% of its total assets in: (i) common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate term--these securities often lack investor recognition and are often favorably valued, (ii) other equity-related securities; (iii) with respect to a maximum of 20% of its total assets, common stocks, preferred stocks and other equity-related securities of foreign issuers; (iv) fixed income securities and mortgage-backed securities rated Baa or higher by Moody's Investor Services ("Moody's") or BBB or higher by Standard & Poor's Ratings Services or another nationally rated statistical rating organization ("NRSRO") or, if not rated, determined by the adviser to be of comparable quality to securities so rated ("investment grade"); and (v) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The effort to achieve superior investment return necessarily involves a risk of exposure to declining values. Securities in which the Fund primarily may invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund may decline more than the market indices. However, on a long-term basis, Jennison anticipates that the investment return of the Fund should exceed that of the market indices.

In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for hedging or incidental income purposes, the Fund may: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; (ii) lend its portfolio securities; (iii) purchase and sell put and call options on securities and stock indices; and (iv) purchase and sell futures contracts on stock indices and options thereon.

Stock Index Fund. The Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation ("S&P") on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "The Funds--Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

Traditional methods of security analysis will not be used in connection with the management of this Fund by PIC, the Adviser for the Fund, in making investment decisions. Instead, PIC will use a passive, indexing approach. To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase all 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to changes in the composition of the S&P 500 Index or due to receipt of distributions of securities of companies spun off from S&P 500 companies. The Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund, therefore, will bear the risk of such market conditions.

PIC believes that this investment approach will provide an effective method of tracking the performance of the S&P 500 Index. Nevertheless, PIC does not expect that the Fund's performance will precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. PIC will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of the Fund and those of the S&P 500 Index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other Fund expenses, may cause the Fund's return to be lower than the return of the S&P 500 Index. Consequently, there can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

The Fund intends that at least 80% of the value of its total assets will be invested in securities included in the S&P 500 Index. The Fund may invest the balance of its assets in: (i) other equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
(iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

6 The Prudential Institutional Fund Prospectus

Options, futures contracts, and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund may also:
(i)enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; and (ii) lend its portfolio securities.

International Stock Fund. The International Stock Fund seeks to achieve long-term growth of capital through investment in equity securities of foreign companies. Income is a secondary objective. The Fund will, under normal circumstances, invest at least 65% of the value of its total assets in common stocks and preferred stocks of issuers located in at least three foreign countries. The Fund will invest primarily in seasoned companies (i.e., companies with an established operating record of 3 years or greater) that are incorporated, organized, or that do business primarily outside the United States. The Fund will invest in securities of such foreign issuers through direct market purchases on foreign stock exchanges and established over-the-counter markets as well as through the purchase of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities.

The Fund intends to broadly diversify its holdings among issuers located in developed and developing countries having national financial markets. Mercator, the Adviser for the Fund, believes that broad diversification provides a prudent means of reducing volatility while permitting the Fund to take advantage of the potentially different movements of major equity markets. While the Fund may invest anywhere outside the United States, it expects that most of its investments will be made in securities of issuers located in developed countries in North America, Western Europe, and the Pacific Basin. In allocating the Fund's investments among different countries and geographic regions, Mercator will consider such factors as relative economic growth, expected levels of inflation, government policies affecting business conditions, and market trends throughout the world. In selecting companies within those countries and geographic regions, Mercator seeks to identify those companies that are best positioned and managed to benefit from the factors listed above.

Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies. These risks are often heightened for investments in emerging or developing countries. The Fund does not currently expect to invest 25% or more of its net assets in any one country. For temporary defensive purposes, the Fund may invest up to 100% of its assets in common stocks, preferred stocks and other equity-related securities of U.S. issuers.

The Fund may invest up to 35% of the value of its total assets in: (i) other equity-related securities of foreign issuers; (ii) common stocks, preferred stocks and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities (such as the Asian Development Bank, the European Coal and Steel Community, the European Economic Community, and the International Bank for Reconstruction and Development (the "World Bank")); and (iv) invest in high-quality domestic money market instruments and short-term fixed income securities. The Fund's use of money market instruments and short-term debt securities generally will reflect Mercator's overall measure of optimism relating to the global equity markets, and the Fund will use such securities to reduce downside volatility during uncertain or declining market conditions.

In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for hedging or incidental return enhancement purposes, the Fund may: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; (ii) lend its portfolio securities; and (iii) purchase and sell put and call options on any securities in which it may invest and options on any securities index based on securities in which the Fund may invest. In order to attempt to reduce risks associated with currency fluctuations, the Fund may (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and
(iii) purchase and sell put and call options on currencies and on foreign currency futures contracts.

Active Balanced Fund. The objective of this Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities, and money market instruments.

Jennison, the Adviser to the Fund, uses the following ranges as the normal operating parameters for the securities to be purchased by the Fund: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed income senior securities.

Unlike the Balanced Fund discussed below, the Active Balanced Fund's investments will actively be shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Fund's total investment return. The equity component of this Fund will be invested in the common stocks, preferred stocks and other equity-related securities of companies that are expected to generate superior earnings growth or are attractively valued. The fixed income component of this Fund will be invested primarily in fixed income securities rated "A" or better by Moody's or S&P or, if not rated, determined by Jennison to be of comparable quality to securities so rated. However, the Fund also may invest up to 20% of the fixed income portion of its portfolio in securities rated Baa/BBB (or the equivalent rating of another NRSRO) or, if not rated, determined by Jennison to be of comparable quality to securities so rated. The weighted average maturity of the fixed income component of the Fund will normally be between 5 and 25 years.




Under normal market conditions at least 65% of the value of the Fund's total assets will be invested according to the above allocations. Within these allocations, the Fund's assets may be invested as follows: (i) up to 15% of the Fund's total assets, in common stocks, preferred stocks and other equity-related securities of foreign issuers; (ii) up to 20% of the Fund's total assets, in investment grade fixed income securities of foreign issuers; (iii) in mort-
                                  The Prudential Institutional Fund Prospectus 7
gage-backed securities; (iv) in custodial receipts and asset-backed securities; and (v) in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

In order to invest uncommitted cash balances, to maintain liquidity to meet redemptions, or for hedging or incidental return enhancement, the Fund may: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; (ii) lend its portfolio securities; (iii) purchase and sell put and call options on securities, stock indices and interest rate indices; (iv) purchase and sell futures contracts on stock indices and interest rate indices and options thereon and (v) purchase and sell futures contracts on securities.

The Fund also may: (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and (iii) purchase and sell put and call options on currencies and on foreign currency futures contracts in each case to attempt to reduce risks associated with currency fluctuations.

Balanced Fund. The Balanced Fund seeks to realize long-term total return consistent with moderate portfolio risk. To achieve its objective, the Balanced Fund will allocate at least 65% of its total assets among (i) common stocks, preferred stocks and other equity-related securities (including ADRs); (ii) investment grade fixed income securities with a weighted average maturity of 10 years or less, and (iii) high-quality money market instruments and other short-term investment grade debt securities.

PIC will adjust the mix of investments among these three asset categories to capitalize on perceived variations in the potential for return resulting from the interaction of changing economic and financial market conditions, taking into consideration the risks associated with each type of security. PIC uses the following ranges as the normal operating parameters for each type of security to be purchased for the Fund: (i) 25-50% of the Fund's total assets will be invested in common stocks, preferred stocks and other equity-related securities (including ADRs); (ii) 30-60% of the Fund's total assets will be invested in investment grade fixed income securities with a weighted average maturity of 10 years or less; and (iii) 0-45% of the Fund's total assets will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed income senior securities. The equity portion of the Fund will be invested using an approach that combines a value orientation to stock valuations with an in-depth analysis of individual companies. Stock prices will be evaluated relative to a company's profitability, estimated earnings growth, quality of management and other factors such as underlying asset value and the presence of problems that are believed to be temporary. While the majority of the Fund's holdings are expected to be in larger, well-established companies, the Fund also may invest in the equity securities of smaller companies. Adjustments to the investment mix of the Balanced Fund normally will be made in a gradual manner over a period of time, depending on market and economic conditions.

The Fund also may invest up to 35% of the value of its total assets in:
(i) common stocks, preferred stocks and other equity-related securities of foreign issuers not traded in the U.S. or denominated in U.S. dollars;
(ii) investment grade fixed income securities of foreign issuers;
(iii) mortgage-backed securities; (iv) custodial receipts and asset-backed securities; and (v) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

In order to invest uncommitted cash balances, to maintain liquidity to meet redemptions, or for hedging or incidental return enhancement purposes, the Fund may: (i) purchase and sell put and call options on securities, stock indices and interest rate indices; (ii) purchase and sell futures contracts on securities, stock indices and interest rate indices, and (iii) enter into interest rate swap transactions.

In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement, the Fund may also: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; and (ii) lend its portfolio securities. With respect to the equity component of the Fund's total assets, the Fund also may: (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and (iii) purchase and sell put and call options on currencies and on foreign currency futures contracts in each case to attempt to reduce risks associated with currency fluctuations.

Income Fund. The Income Fund seeks a high level of income over the longer term while providing reasonable safety of capital by investing in securities with a low level of default risk, with the effect of seeking preservation of capital. To achieve its objective, the Fund will invest, under normal circumstances, at least 65% of the value of its total assets in fixed income securities. Such securities include: (i) corporate debt obligations; (ii) mortgage-backed securities; (iii) custodial receipts and asset-backed securities; (iv) U.S. Government obligations (such as U.S. Treasury bills, notes and bonds), and securities issued by its agencies or its instrumentalities; and (v) U.S. dollar-denominated investment grade fixed income securities of foreign issuers. The Fund will invest primarily in fixed income securities rated "A" or better by Moody's or S&P (or the equivalent rating of another NRSRO) or, if not rated, determined by PIC to be of comparable quality to securities so rated. However, the Fund may also invest up to 20% of its portfolio in securities rated Baa/BBB or above (or the equivalent rating of another NRSRO) or, if not rated, determined by PIC to be of comparable quality to securities so rated.

The Fund has no maturity restrictions. However, PIC anticipates that the securities in which the Fund will invest will primarily be intermediate to long-term debt securities having an average maturity of between 5 and 20 years. Movements in interest rates typically have a greater effect on the price of longer-term bonds than shorter-term bonds. Normally, the value of the Fund's investments will vary inversely with changes in interest rates. As interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase.

8 The Prudential Institutional Fund Prospectus

In order to invest uncommitted cash balances, to maintain liquidity to meet redemptions, or for hedging or incidental yield enhancement purposes, the Fund may also: (i) purchase and sell put and call options on securities and interest rate indices; (ii) purchase and sell futures contracts on securities, securities indices and interest rate indices; and (iii) enter into interest rate swap transactions, caps, collars and floors. To facilitate the Fund's investment program, the Fund may also purchase and sell non-U.S. dollar denominated investment grade fixed income securities of foreign issuers.

In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for additional income, the Fund may also: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; and (ii) lend its portfolio securities.

Money Market Fund. The Money Market Fund seeks to achieve high current income, preservation of principal, and maintenance of liquidity. To achieve its objectives, the Fund will invest in a diversified portfolio of high-quality domestic and U.S. dollar-denominated foreign money market instruments that present minimal credit risks and which, at the time of acquisition, are eligible securities. Eligible securities include securities or issuers of securities rated in one of the two highest credit categories for short-term debt obligations assigned by any two NRSROs, or by one NRSRO, if only one has rated the money market securities ("Requisite NRSROs") or, if unrated, are of comparable investment quality. The Money Market Fund will invest at least 95% of its total assets in eligible securities that are rated within the highest rating category for short-term debt obligations by the Requisite NRSROs or unrated securities of comparable investment quality. The Fund may also invest up to 50% of the value of its total assets in U.S. dollar-denominated short-term securities of foreign issuers.

The eligible money market securities in which the Fund may invest include: (i) short-term obligations of the U.S. Government, its agencies, and instrumentalities; (ii) short-term obligations of banks and savings and loan associations, including certificates of deposit, banker's acceptances, and time deposits; (iii) short-term corporate obligations, including notes and bonds with remaining maturities of 397 days or less; (iv) commercial paper (unsecured promissory notes having maturities of 9 months or less) issued by corporations and finance companies; (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign issuers. Certain of these money market securities may have adjustable rates of interest with periodic demand features.

The Fund will invest in eligible money market securities maturing in 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any price fluctuation in the Fund's portfolio securities. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

PIC will actively manage the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio according to its outlook for short-term interest rates. During periods of rising interest rates, a shorter average maturity may be expected, while a longer maturity may be more appropriate when interest rates are falling.

In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for additional income, the Fund may (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions and (ii) lend its portfolio securities.

Risk Factors and Investment Practices and Policies of the Funds. As discussed above under the section entitled "The Funds", an investment in each Fund is subject to certain risks as a result of the particular investment practices and policies followed by the Fund. For a fuller description of the types of securities in which each of the Funds may invest, the investment techniques each Fund may employ and the risks associated with these investments and techniques, see the section entitled "Other Investment Practices, Risk Conditions and Policies of the Funds" below and "Other Investment Practices, Risk Conditions and Policies of the Funds" in the Statement of Additional Information.

                                  The Prudential Institutional Fund Prospectus 9

================================================================================

MANAGEMENT OF THE COMPANY

The Manager. Prudential Institutional Fund Management, Inc. (the "Manager") 30 Scranton Office Park, Moosic, Pennsylvania, 18507-1789 is the Manager of the Company. The Manager is an indirect wholly-owned subsidiary of The Prudential, one of the largest diversified insurance and financial services institutions in the world. The Manager was incorporated on May 6, 1992 under the laws of the Commonwealth of Pennsylvania. See "The Manager and Advisers" in the Statement of Additional Information.

Subject to the supervision and direction of the Company's Trustees (the "Trustees"), the Manager provides a continuous investment program for the Company, monitors each Adviser's investment performance, and evaluates and recommends whether each Adviser's contract should be renewed, modified, or terminated. The Manager also supervises all matters relating to the Company's operations and business affairs and may provide certain of the special processing services described below.

Each Fund pays the Manager a fee for its services provided to the Fund that is computed daily and paid monthly. For the year ended September 30, 1995, the Manager was paid a management fee at the annual rate specified below, expressed as a percentage of the Fund's average daily net assets:

                                           Management Fee
Fund                                     (Before Reduction)
-----------------------------------------------------------
Growth Stock Fund                              .70%
-----------------------------------------------------------
Stock Index Fund                               .40%
-----------------------------------------------------------
International Stock Fund                      1.15%*
-----------------------------------------------------------
Active Balanced Fund                           .70%
-----------------------------------------------------------
Balanced Fund                                  .70%
-----------------------------------------------------------
Income Fund                                    .50%
-----------------------------------------------------------
Money Market Fund                              .45%
-----------------------------------------------------------

----------

* The Management Fee paid by the International Stock Fund is higher than that charged to most investment companies.

The Manager may hereafter agree, from time to time, to further waive or modify any waiver of its management fee and subsidize certain operating expenses of a Fund.

The Advisers. The Manager has entered into Sub-Advisory Agreements (the "Advisory Agreements") with PIC, Jennison and Mercator under which each furnishes investment advisory services in connection with the management of the various Funds. The Manager (not the Funds) compensates each Adviser for its services. Under the Advisory Agreements, each Adviser, subject to the supervision of the Manager and the Trustees, is responsible for managing the assets of the respective Funds in accordance with their investment objectives, investment programs, and policies. Each Adviser determines what securities and other instruments are purchased and sold for its respective Fund and is responsible for obtaining and evaluating financial data relevant to each Fund.

The Prudential Investment Corporation, 751 Broad Street, Newark, New Jersey 07102, serves as Adviser to the Stock Index Fund, the Balanced Fund, the Income Fund, and the Money Market Fund. PIC also invests available cash balances for all of the Funds which it may do through a joint repurchase agreement account. The Manager reimburses PIC for the reasonable costs and expenses it incurs in providing services to the Funds.

Prudential Diversified Investment Strategies (PDI Strategies), a unit of PIC, is responsible for the asset allocation and overall management of the Balanced Fund and for the day-to-day management of the Stock Index Fund. PDI Strategies employs a team approach to the management of the Balanced Fund and has managed the portfolio of the Fund since its commencement. Roger E. Ford, a Managing Director of PIC, has had responsibility for the day-to-day portfolio management of the equity portion of the Balanced Fund portfolio since February, 1995. Mr. Ford has been employed by PIC as a portfolio manager since 1972. Kay T. Willcox, Managing Director and Senior Portfolio Manager of Prudential Global Advisors, a unit of PIC, has had responsibility for the day-to-day portfolio management of the bond portion of the Balanced Fund since February, 1995. Ms. Willcox has been a portfolio manager at PIC since 1987.

Prudential Global Advisors is also responsible for the day-to-day management of the Income Fund and Money Market Fund. With respect to the Income Fund, Ms. Willcox is responsible for the day-to-day portfolio management and has managed the Income Fund since November, 1993.



PIC, a wholly-owned subsidiary of The Prudential, is a registered investment adviser and a New Jersey corporation. PIC serves as adviser to institutional investors, including The Prudential, and various other mutual funds.



Jennison Associates Capital Corp., 466 Lexington Avenue, New York, New York 10017, serves as Adviser to the Growth Stock Fund and the Active Balanced Fund. The Manager compensates Jennison for its services at the annual rate of 0.30 of 1% of the Fund's average daily net assets.

David Poiesz, a Director and Senior Vice President of Jennison, is responsible for the day-to-day portfolio management of the Growth Stock Fund. Mr. Poiesz has managed the portfolio of the Growth Stock Fund since its inception in November, 1992. Mr. Poiesz joined Jennison in 1983 and has been an equity portfolio manager since 1991.

Bradley L. Goldberg, a Director and Executive Vice President of Jennison, is responsible for the day-to-day portfolio management of the Active Balanced Fund. Mr. Goldberg has managed the portfolio of the Active Balanced Fund since its inception in January 1993 and has been employed as an equity manager with Jennison since 1974.

Jennison, a wholly-owned subsidiary of The Prudential, is a registered investment adviser and a New York corporation with $29 billion in assets under management, as of December 31, 1995. Jennison serves as adviser to various institutional investors and other mutual funds.

Mercator Asset Management, L.P., 2400 East Commercial Boulevard, Fort Lauderdale, Florida 33308, serves as Adviser to the International Stock Fund. The Manager compensates Mercator for its services at an annual rate of 0.75 of 1% of the Fund's average daily net assets up to $50 million, 0.60 of 1% of the Fund's average daily net assets between $50 million and $300 million and 0.45 of 1% of average daily net assets in excess of $300 million.

Peter F. Spano is responsible for the day-to-day management of the portfolio of the International Stock Fund. Mr. Spano has managed the portfolio of


10 The Prudential Institutional Fund Prospectus the International Stock Fund since its inception in November, 1992 and has been employed as a portfolio manager with Mercator since its founding in 1984.


Mercator is a registered investment adviser and a Delaware limited partnership with $1.8 billion in assets under management as of December 31, 1995. Mercator's general partners are four Florida corporations: JZT Corp., KXB Corp., TXB Corp., and MXW Corp. Mercator's limited partner is The Prudential Asset Management Company, Inc., a wholly-owned indirect subsidiary of The Prudential. John G. Thompson, Peter F. Spano, Kenneth B. Brown, and Michael A. Williams are the sole shareholders of JZT Corp., PXS Corp., KXB Corp. and MXW Corp., respectively. The address of each of the general partners is 2400 East Commercial Blvd., Suite 810, Fort Lauderdale, Florida 33308. Mercator serves as adviser to various institutional investors and mutual funds.

The Administrator, Transfer Agent and Dividend Disbursing Agent. The Company has entered into an administration, transfer agency and service agreement (the "Administration Agreement"), with Prudential Mutual Fund Management, Inc. ("PMF"), One Seaport Plaza, New York, New York, 10292, which provides that PMF, a Delaware corporation and an indirect wholly-owned subsidiary of The Prudential, furnishes to the Company such services as the Company may require in connection with administration of the Company's business affairs. Under the Administration Agreement, the Company pays PMF a monthly fee at an annual rate of .17% of the average daily net assets of the Company up to $250 million and
 .15% of the Company's average daily net assets in excess of $250 million. PMF also provides the Company with transfer agent and dividend disbursing services for no additional fee, through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. ("PMFS" or "Transfer Agent"), Raritan Plaza One, Edison, New Jersey 08837. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMF reimburses PMFS for certain of the out-of-pocket expenses PMFS incurs in providing these services and the Company reimburses PMF for those out-of-pocket expenses.

The Distributor. Prudential Retirement Services, Inc. (the "Distributor"), 751 Broad Street, Newark, New Jersey 07102, an affiliate of the Manager and a corporation organized under the laws of New Jersey, has entered into a Distribution Agreement (the "Distribution Agreement") with the Company pursuant to which it serves as the Distributor of the Company's shares. Potential investors may be introduced to the Distributor, and persons who introduce investors may be compensated by the Distributor for such introductions.

                                 The Prudential Institutional Fund Prospectus 11

================================================================================

INVESTORS GUIDE TO SERVICES

Investment in the Company and Special Processing. As an institutional fund, shares are offered exclusively to retirement programs and arrangements ("Programs") through their plan sponsors, to Individual Retirement Accounts ("IRAs") and to certain institutional investors. Sponsors of a Program or their agents are referred to as "Program Sponsor(s)" or "Program Administrator(s)" and individual employees participating in a Program are referred to as "Participant(s)," and individual investors who separate from a program are referred to as "Continuing Participant(s)." Endowments, foundations, insurance companies and other institutional investors are referred to as "Other Institutional Investors". The term "shareholders" refers to each or all of these categories as well as to IRAs, as appropriate.

Investments by Participants are made through their Program Sponsor's recordkeeper, who is responsible for transmitting all orders for the purchase, redemption or exchange of Company shares. The availability of each Fund and the procedures for investing depend upon the provisions of the Program and whether the Program Sponsor has contracted with the Company or the Transfer Agent for special processing services, including subaccounting. Continuing Participants, Other Institutional Investors and IRA investors must arrange for services through Prudential Institutional Fund Management, Inc., the Manager, by contacting them at 30 Scranton Office Park, Moosic, PA 18507-1789. The following services are offered specifically to sponsors of qualified retirement programs.

Purchasing Shares. Shares of a Fund may be purchased through a Program Sponsor's recordkeeper or directly from the Transfer Agent. The purchase price for shares of a Fund will be the net asset value per share next determined following acceptance of a purchase order by the Program Sponsor's recordkeeper or PMFS. In order for a purchase order to be accepted, it must include the information necessary to determine the proper share allocation for each Participant. In addition, the Manager may determine, at its own discretion, to require the Program Sponsor's recordkeeper to deliver to PMFS the funds for initial investment prior to accepting any purchase order. Plans should determine, prior to investing in the Funds, whether the Manager will require the delivery of funds for the initial investment prior to accepting a purchase order. The Company reserves the right to reject any purchase order (including an exchange order) or to suspend or modify the continuous offering of its shares.

The Program Sponsor and its recordkeeper and PMFS are responsible for forwarding payment promptly to the Company. Except where funds are received prior to the opening of the account, the Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. On behalf of the Company, the Manager, in its sole discretion, may require assurances from the Program Sponsor and its recordkeeper concerning timely payment of funds and payment of damages for failure to deliver funds and purchase orders on a timely basis.

The Company also may determine to accept eligible securities as payment for a Program's initial investment in a Fund. Eligible securities include any security that a Fund has authority to purchase, consistent with its investment restrictions and operating policies as set forth in this Prospectus and the Statement of Additional Information, and that the Company otherwise agrees to accept. Acceptance of such securities is at the absolute discretion of the Company, and the Company may refuse to accept any securities at any time. Eligible securities are valued using the same methods the Fund uses to value its portfolio securities, except that applicable stock transfer taxes, if any, may reduce the amount exchanged. The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or a loss for federal income tax purposes.

Redemptions. Requests to redeem shares where the proceeds are not immediately invested in shares of another Fund (see the section entitled "Exchange Privilege" below) must be made in writing (or by such other means as agreed upon in advance by the Program Sponsor's recordkeeper and the Program Administrator) to the Program Sponsor's recordkeeper. Requests for the redemption of shares are considered received when all required information and any necessary signatures have been provided. The Company generally will redeem for cash all full and fractional shares. The redemption price is the net asset value per share next determined after receipt by the Company of proper notice of redemption. The payment of redemption proceeds will be made by check (or at the discretion of the Program Recordkeeper, by electronic credit to the Participant's account at a financial institution). Unless extraordinary circumstances exist, the payment of proceeds will be made within seven days of the receipt of the request for redemption. The Company has reserved the right to redeem shares in excess of $250,000 or 1% of the net asset value of each Fund during any 90-day period for any one shareholder by "distribution in kind" of securities (instead of cash) from such Funds. The Company does not intend to exercise this right except in special circumstances when it determines that it is in the interest of the Company and its shareholders. Redemption in kind is not as liquid as cash redemption. If redemption is made in kind, shareholders receiving portfolio instruments and selling them before their maturity could receive less than the redemption value of their securities and the redeeming shareholder will incur transaction costs from disposing of such securities. The right of redemption may be suspended under unusual circumstances, as permitted by law. If shares to be redeemed were purchased with clearing house funds, the Company reserves the right to delay payment until it is reasonably sure the funds have been credited to its account. If shares were purchased by personal, corporate, or U.S. government check, proceeds may be delayed until the check has been honored, but in no event more than 15 calendar days from the date of receipt of the check. This procedure does not apply to shares purchased by wire payment. Prior to the time the redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership.

Exchange Privilege. Shares of each Fund may be exchanged for shares of any other available Fund (depending upon the provisions of the Program) by written, facsimile, telecopy, telephone or electronic exchange request through the Program's recordkeeper at the net asset value next determined after receipt by the Transfer Agent or the Program Sponsor's recordkeeper of an exchange request in good order. Exchanges are

12 The Prudential Institutional Fund Prospectus currently permitted at no charge, subject to any minimum investment requirements, or any general limitations of the Fund into which an exchange is sought. Currently, there are no such requirements or limitations. The exchange privilege may be modified or withdrawn by the Company upon 60 days' notice to shareholders.

Signatures. When a Program provides that redemption may only be made by written request, the signature on a written redemption request must be exactly as shown on the enrollment form. In addition to a Program Participant's signature, a written request must include all other signatures required by the Program and federal law.

Telephone Requests. Certain Programs may allow participants to effect exchanges and other Fund transactions by telephone and telecopy. If the Program offers such telephone and telecopy privileges, each Program participant will automatically receive such privileges unless he or she declines those privileges on a form that will be supplied by the Program Sponsor or Program Recordkeeper. For the participant's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the participant will be asked to provide his or her personal identification number or other identifying information. A written confirmation of an exchange transaction will be sent to the participant. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative net asset value of the two Funds next determined after the request is received in good order. Telephone and telecopy privileges are available only if the Program Sponsor has so elected and only in states where these privileges may legally be offered. The safeguards discussed above that are employed by each Fund are designed to minimize unauthorized exercise of these privileges. During time of extraordinary economic or market changes, telephone privileges or telecopied instructions may be difficult to implement.

Other Services

 -- Reinvestment of Distributions. Income dividends and capital gain distributions with respect to a particular Fund are declared in cash and automatically reinvested in additional shares of that Fund. Shares of each Fund, including shares received as dividends and other distributions, may be redeemed for cash at any time. See "Investors Guide to Services" below for a further description of share redemptions.

 -- Systematic Withdrawal Plan. A Systematic Withdrawal Plan may be established by a Program Administrator subject to the requirements of its Program, federal tax laws, and the Company's applicable procedures. The shareholder's interest in each Fund designated for systematic withdrawals or in other programs for which the Manager or its affiliates act as investment manager, must have a minimum value of $5,000 when the Systematic Withdrawal Plan begins, unless used for the purpose of satisfying minimum distribution rules. The proceeds from scheduled redemption of shares are forwarded to the shareholder on a monthly, quarterly, semi-annual or annual basis. Payments are in equal dollar amounts and must be at least $250. A fee may be charged for accommodating wire transfer requests. For the protection of shareholders and the Company, wiring instructions must be on file prior to executing any request for the wire transfer of systematic withdrawal proceeds. A shareholder may change the bank account previously designated by written request, including appropriate signature guarantees, a copy of any applicable corporate resolution or other relevant documentation.

--------------------------------------------------------------------------------

FURTHER INFORMATION REGARDING THESE SERVICES MAY BE OBTAINED FROM A SERVICE REPRESENTATIVE. EACH OF THESE SERVICES IS SUBJECT TO THE REQUIREMENTS AND LIMITATIONS OF THE PROGRAM AND MAY HAVE TAX CONSEQUENCES THAT DEPEND ON THE INDIVIDUAL TAX STATUS OF THE RECIPIENT.

================================================================================

OTHER CONSIDERATIONS

Net Asset Value. The net asset value for each Fund is determined by subtracting from the value of all securities, cash and other assets of each Fund, the amount of its liabilities (including accrued expenses and dividends payable), and dividing the result by the number of outstanding shares of that Fund. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The Trustees have fixed the specific time of day for the computation of the net asset value of all the Funds (except the Money Market Fund) to be as of 4:15 p.m., New York time. The Money Market Fund calculates net asset value as of 4:30 p.m., New York time.

Fund securities and other assets are valued based on market quotations, or, if not readily available, at fair market value as determined in good faith under procedures established by the Company's Trustees. See "Other Considerations--Net Asset Value" in the Statement of Additional Information.

Each Fund computes its net asset value once daily on business days. Business days are days when the NYSE is open for trading except on days on which no orders to purchase, sell, or redeem shares have been received by the Company or days on which changes in the value of the Company's portfolio securities do not affect net asset value. The NYSE is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Money Market Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained if the Fund marked its portfolio securities to market each day. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of the Money

                                 The Prudential Institutional Fund Prospectus 13

Market Fund at $1.00 per share. The Money Market Fund seeks to maintain a $1.00 share price at all times although there can be no assurance that the Fund will do so. To achieve this, the Money Market Fund purchases only securities with remaining maturities of thirteen months or less and limits the dollar-weighted average maturity of its portfolio to 90 days or less. The Money Market Fund cannot guarantee a $1.00 share price, but the Fund's maturity standards and investments solely in high quality money market instruments minimize any price decreases or increases.

Portfolio Transactions. It is expected that Prudential Securities Incorporated ("PSI"), a registered broker-dealer, which is an indirect wholly-owned subsidiary of The Prudential, may act as broker for the Company, in conformity with the securities laws and rules thereunder. In order for PSI to effect any portfolio transactions for the Company on an exchange or board of trade, the commissions received by PSI must be reasonable and fair compared to the commissions paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. The Trustees have approved procedures for evaluating the reasonableness of commissions paid to PSI and periodically reviews these procedures.

Distributions. Dividends and other distributions of each Fund are declared in cash and automatically reinvested in additional shares of the Fund. While shareholders may not elect to receive dividends and other distributions in cash, the same effect may be achieved at any time by redeeming shares of the Fund. The Income Fund and Money Market Fund expect to declare dividends of their net investment income and, for the Money Market Fund, net short-term capital gains, and losses, daily and to distribute such dividends monthly. Each other Fund expects to declare and distribute a dividend of its net investment income, if any, at least annually. Except for the Money Market Fund, each Fund expects to declare and distribute its net capital gains (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, at least annually. Distributions of income dividends and capital gains distributions of each Fund are made on the payment date and reinvested at the per share net asset value as of the record date or such other date as the Board may determine. On the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the distribution).

Taxes. The following discussion is only a brief summary of some of the important tax considerations affecting the Company, its Funds and its shareholders. For further tax-related information see "Other Considerations--Taxes" in the Statement of Additional Information. No attempt is made to present a detailed explanation of all federal, state, and local income tax considerations, and this discussion (as well as that in the Statement of Additional Information) is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their own tax advisors with specific reference to their own tax situation.

Tax Consequences to the Funds. Each Fund is treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies generally are applied to each Fund separately, rather than to the Company as a whole. Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Code. If so qualified, each Fund is not subject to federal income taxes with respect to net investment income and net realized capital gains, if any, that are distributed to its shareholders, provided that the Fund distributes each year at least 90% of its net investment income, (including net short term capital gains), and meets certain other requirements set forth in the Code. Each Fund would be subject to a 4% nondeductible excise tax on such Fund's taxable income to the extent such Fund did not meet certain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of this excise tax.

Tax Consequences to the Shareholders. The Company's present intention is to offer the Funds to qualified retirement programs, Continuing Participants, and Other Institutional Investors.

Distributions from a qualified retirement program or other non-qualified arrangements to a Participant or beneficiary will be subject to the provisions in the Code and Treasury Regulations relating to taxation of such distributions. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisors.

Certain investments of the Funds, such as Passive Foreign Investment Companies and zero coupon instruments involve special tax issues. The Statement of Additional Information contains a general discussion of these matters.

Tax Consequences to Non-Exempt Shareholders.
Dividends from a Fund's investment company taxable income (consisting generally of net investment income, net short-term capital gain and, when applicable, net gains from foreign currency transactions) are taxable to its shareholders that are not tax-exempt entities as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gains, when designated as such, are taxable to those shareholders as long-term capital gains, regardless of the length of time they held their shares.

A portion of the dividends paid by a Fund, even though reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. No dividends paid by the Income Fund or the Money Market Fund, and only an insignificant part of the dividends paid by the International Stock Fund, are expected to be eligible for this deduction.

14 The Prudential Institutional Fund Prospectus

A redemption of Fund shares will result in taxable gain or loss to a non-exempt shareholder, depending on whether the redemption proceeds are more or less than its adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other fund generally will have similar tax consequences.

================================================================================
PERFORMANCE AND YIELD
INFORMATION

Money Market Fund. From time to time quotations of the Money Market Fund's "yield" and "effective yield" may be included in marketing material and communications to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net income generated by an investment in the Fund over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund expenses.

From time to time, the average annual total return or cumulative total return of the Fund may also be included in marketing material and communications to shareholders. The average annual total return will be calculated as described below.

Other Funds. From time to time a Fund, other than the Money Market Fund, may publish its 30-day yield, average annual total return and/or its cumulative total return in its marketing material and communications to shareholders. The yield of a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price (i.e., net asset value) per share of the Fund on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. A Fund's average annual total return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price (i.e., net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield or average annual total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. Because the method of calculating yield differs from the methods used for other accounting purposes, a Fund's yield may not equal the distributions to shareholders or the income reported in a Fund's financial statements. See "Performance and Yield Information" in the Statement of Additional Information for additional performance and yield information. The Fund also may publish other measurements of return including calculating return that is not annualized; provided, however, that any non-standardized measures of return will be accompanied by the standard return required by the Securities and Exchange Commission ("SEC").

Performance Information. Comparative performance information may be used from time to time in advertising the Company's shares, including, but not limited to, data from Lipper Analytical Services, Inc., the Standard & Poor's 500 Index, the Salomon Brothers Broad Investment Grade Bond Index, the Dow Jones Industrial Average, the Donoghue Money Market Averages, Morningstar, Inc., the Salomon Brothers 1-3 years Treasury Index, the Morgan Stanley EAFE Index, the Lehman Brothers Aggregate Index or Government/Corporate Index and other commonly used indices or industry publications. The Fund's annual report to Shareholders for its fiscal year ended September 30, 1995 contains additional performance information and may be obtained by prospective investors without cost.

================================================================================

OTHER INVESTMENT PRACTICES,
RISK CONDITIONS, AND POLICIES
OF THE FUNDS

The investment objective(s) of each Fund are fundamental. Fundamental objectives, policies and restrictions may be changed only with the approval of a "majority of the outstanding voting securities" of that Fund. Each Fund's investment program, unless otherwise specified, is not fundamental and may be changed by the Board without shareholder approval. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Each Fund's investment program is subject to further restrictions as described in the Statement of Additional Information.

Each Fund may hold a portion of its assets in money market instruments in amounts designed to pay expenses, to meet anticipated redemptions, pending investments or to margin its purchases and sales of futures contracts in accordance with its objectives and policies. These instruments may be purchased on a forward commitment, when-issued or delayed-delivery basis. In addition, each Fund (except for the Stock Index Fund and the Money Market Fund) may for temporary defensive purposes invest, without limitation, in high-quality money market instruments. Each Fund, except the Money Market Fund, may also purchase non-investment grade fixed income securities and retain investment grade fixed income securities that have been downgraded to non-investment grade provided that no more than 5% of the Fund's net assets is invested in non-ivestment grade fixed income securities, which are considered to be high risk securities, i.e. "junk" bonds. See "Fixed Income Securities" below and "Other Investment Practices, Risk Conditions, and Policies of the Funds--Fixed Income Securities" in the Statement of Additional Information for a fuller description of thesesecurities.

Each Fund, consistent with its investment objective, may invest in one or more of the types of securities described below and may utilize a variety of

                                               The Prudential Fund Prospectus 15
the investment techniques described below. These securities and investment techniques are more fully described in the Statement of Additional Information.

U.S. Government Securities. Each Fund may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of the U.S. Government consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds, and are direct obligations of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Government and are either: (i) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association ("GNMA") mortgage-backed securities); (ii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury at the discretion of the U.S. Treasury (e.g., Federal National Mortgage Association ("FNMA") Discount Notes); or (iii) supported by only the issuing agency's or instrumentality's credit (e.g., each of the Federal Home Loan Banks).

Repurchase Agreements. Each Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. For the Money Market Fund, the underlying security must either be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risks. In the event of bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period. Each Fund may participate in a joint repurchase account managed by PIC.

Equity-Related Securities. Each Fund (except for the Income Fund and the Money Market Fund) may invest in equity-related securities. Equity-related securities are common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock.

Fixed Income Securities. Fixed income securities are considered high-quality if they are rated at least AA/Aa by S&P or by Moody's or an equivalent rating by any NRSRO or, if unrated, are determined to be of comparable investment quality by the Adviser. High-quality fixed income securities are considered to have a very strong capacity to pay principal and interest. Fixed income securities are considered medium quality if they are rated, for example, at least BBB/Baa by S&P or by Moody's or an equivalent rating by any NRSRO or, if not rated, are determined to be of comparable investment quality by the Adviser. Medium quality fixed income securities are regarded as having an adequate capacity to pay principal and interest. Securities rated in the lowest category of investment grade debt have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Investment grade fixed income securities are securities rated BBB or better by S&P or Baa or better by Moody's (or an equivalent rating by any NRSRO) or, if not rated, are deemed by the Adviser to be of comparable investment quality.

Non-investment grade securities are rated lower than BBB/Baa (or an equivalent rating by any NRSRO) or, if not rated, are deemed by the Adviser to be of comparable investment quality and are commonly referred to as high risk or high yield securities, i.e. "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and are more volatile than higher quality securities. In addition, such securities may have less liquidity and experience more price fluctuation than higher quality securities. See the discussion of corporate bond ratings in "Description of S&P, Moodys and Duff & Phelps Ratings" in the Appendix to the Statement of Additional Information.

The maturity of debt securities may be considered long (ten plus years), intermediate (three to ten years) or short term (three years or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Convertible Securities, Warrants and Rights. A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time.

Securities of Foreign Issuers. The International Stock Fund intends to invest primarily in securities of foreign issuers. In addition, the other Funds may invest a portion of their assets in fixed income securities and equity securities of foreign issuers (denominated in either U.S. or foreign currency). The Money Market Fund may only invest in U.S. dollar-denominated securities of foreign issuers.

Foreign securities involve certain unique risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies.

16 The Prudential Institutional Fund Prospectus

Dividends paid by foreign companies may be subject to withholding and other foreign taxes that may decrease the net return on such investments as compared to dividends and interest paid by the U.S. Government or by domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign fixed income obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. If the security is foreign currency denominated, it may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies.

Investments in emerging and less developed countries involve exposure to economic structures that are generally less diverse and mature than in the U.S. or other developed countries. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. Historically, markets of developing countries have been more volatile than the markets of developed countries.

With respect to equity securities, each Fund (except for the Money Market Fund) may purchase ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Segregated Accounts. Each Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of potentially leveraged transactions including, forward contracts, when-issued and delayed-delivery securities, repurchase and reverse repurchase agreements, forward rolls, dollar rolls, futures contracts, written options, options on futures contracts (unless otherwise covered) and interest rate swaps. The assets deposited in the segregated account will be marked-to-market daily.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements. The Income Fund and the Balanced Fund may each commit up to 33 1/3% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. The Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund and Money Market Fund may each commit up to 20% of their net assets to these techniques. A forward roll is a transaction in which a Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

Reverse repurchase agreements involve sales by a Fund of portfolio securities to a financial institution concurrently with an agreement by that Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The Staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The Company expects that under normal conditions most of the borrowings of the Funds will consist of such investment techniques rather than bank borrowings. See "Other Investment Practices, Risk Conditions, and Policies of the Funds--Borrowings" below.

When-Issued and Delayed-Delivery Securities.
Each Fund may purchase securities on a when-issued or delayed-delivery basis. When a Fund purchases securities on a when-issued or delayed-delivery basis, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 120 days

                                 The Prudential Institutional Fund Prospectus 17
after the date of the commitment to purchase. With respect to up to 5% of their respective net assets, the Income Fund and the Balanced Fund may each purchase securities to be delivered and paid for up to six months after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued and delayed-delivery securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or increases in value and there is a failure to deliver the security.

Custodial Receipts. The Income Fund, the Balanced Fund and the Active Balanced Fund may each acquire custodial receipts or certificates, such as CATS, TIGRs and FIC Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities but are not U.S. Government Securities and therefore are neither insured nor guaranteed by the U.S. Government.

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Mortgage-backed securities include collateralized mortgage obligations (CMOs), which are obligations fully collateralized by the portfolio of mortgaged or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMO as they are received, although certain classes of CMOs have priority over others for receipt of mortgage pre-payments. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is referred to below as "Underlying Assets").

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Underlying Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Underlying Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance compared to prevailing market yields on mortgage-backed securities.

Unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Asset-Backed Securities. The Balanced Fund, the Active Balanced Fund and the Income Fund may purchase asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans, or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed-through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance, or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automo-

18 The Prudential Institutional Fund Prospectus bile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

Unlike traditional fixed income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases, or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Balanced Fund, the Active Balanced Fund and the Income Fund may invest in other asset-backed securities that may be developed in the future.

Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Liquidity Puts. Each Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond." However, the Growth Stock Fund and Stock Index Fund will only use such instruments in connection with the cash or cash equivalent portion of their portfolio.

Illiquid Securities. The Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund and the Money Market Fund may each hold up to 10% of their net assets in illiquid securities and the Income Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Funds' Advisers will monitor the liquidity of such restricted securities under the supervision of the Manager and the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.

Securities Lending. Each Fund may lend its portfolio securities to brokers or dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time Fund securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest any cash collateral it receives and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund (except the Money Market Fund) may lend up to 30% of the value of its total assets. The Money Market Fund may lend up to 10% of the value of its total assets.

Borrowings. Each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements an amount equal to no more than 20% (except for the Balanced Fund, the Income Fund and the Money Market Fund) of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure these borrowings. The Balanced Fund and the Income Fund may borrow from banks up to 20% of the value of their respective total assets for the same purposes and may pledge up to 20% of the value of their respective total assets to secure such borrowings. In addition, the Balanced Fund and the Income Fund may engage in investment techniques such as reverse repurchase agreements, forward rolls and dollar rolls to the extent that their respective assets dedicated to such techniques

                                 The Prudential Institutional Fund Prospectus 19
combined with the respective values of their bank borrowings do not exceed
33 1/3% of their respective total assets. Such investment techniques are deemed "borrowings" by the SEC because the SEC considers these techniques to involve the use of leverage. When a Fund enters into one of these transactions, it places in a segregated account an amount equal to the Fund's obligations in that transaction. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. See "Segregated Accounts" above. If a Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as leverage. The Money Market Fund may borrow an amount equal to no more than 20% of the value of its total assets only for temporary, extraordinary or emergency purposes.

Options on Securities and Securities Indices. Each Fund (other than the Money Market Fund) may purchase and sell put and call options on any securities in which it may invest or options on any securities index based on securities in which the Fund may invest. Each Fund is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Fund.

A Fund would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Fund may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price, upon exercise of the option, during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize a loss on the purchase of the call option. A Fund may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Fund will be obligated to buy the security at more than its market value.

A Fund would normally purchase put options to hedge against a decline in the market value of securities in its portfolio ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Fund securities. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option. A Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

A Fund may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by the Fund or against an increase in the market value of the type of securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. A Fund purchasing or selling securities index options is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because a Fund's investments generally will not match the composition of the index. See "Other Considerations--Taxes" and "Other Investment Practices, Risk Conditions, and Policies of the Funds" in the Statement of Additional Information.

Futures Contracts and Options on Futures Contracts. The Balanced Fund, the Active Balanced Fund and the Income Fund may enter into futures contracts on securities, securities indices and interest rate indices. The Stock Index Fund may enter into futures contracts on securities indices. The International Stock Fund, the Balanced Fund and the Active Balanced Fund may also enter into currency futures contracts and options thereon. The Growth Stock Fund, the Stock Index Fund and the Active Balanced Fund may also purchase and sell options on futures contracts on stock indices, and the Active Balanced Fund may also purchase and sell options on futures contracts on interest rate indices. Each Fund (except for the Money Market Fund) may enter into other types of futures contracts when they become available, provided they correspond to securities held by the relevant Fund. However, a Fund might not employ any of these instruments.

To the extent that a Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on a Commodity Futures Trading Commission (CFTC)-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put. This limitation does not limit the percentage of a Fund's assets at risk to 5%. These transactions involve brokerage costs, require margin deposits and require the Fund to segregate assets to cover such contracts and options. In addition, a Fund's activities in futures contracts and options thereon may be limited by the requirements of the Inter-

20 The Prudential Institutional Fund Prospectus nal Revenue Code for qualification as a regulated investment company. See "Other Considerations--Taxes" and "Other Investment Practices, Risk Conditions, and Policies of the Funds" in the Statement of Additional Information.

Foreign Currency Forward Contracts, Options and Futures Transactions. The International Stock Fund, the Balanced Fund and the Active Balanced Fund may purchase and sell foreign currency forward contracts, futures contracts on foreign currency, and options on futures contracts on foreign currency to protect against the effect of adverse changes on foreign currencies. In addition to the limitations on such practices described below, the Fund's ability to engage in such practices may be limited by tax considerations. See "Other Considerations--Taxes" and "Other Investment Practices, Risk Conditions, and Policies of the Funds" in the Statement of Additional Information.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract. These contracts are traded in the market conducted directly between currency traders (typically large commercial banks) and their customers. See "Other Investment Practices, Risk Conditions, and Policies of the Funds--Foreign Currency Forward Contracts, Options and Futures Transactions" in the Statement of Additional Information.

When a Fund invests in foreign securities, it may enter into forward contracts in several circumstances to protect the value of its assets. A Fund may not use forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts in order to generate income, although the use of such contracts may incidentally generate income. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund could protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further a Fund may enter into a forward contract in one foreign currency to hedge against the decline or increase in value of another foreign currency.

A Fund's successful use of foreign currency forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

Risks of Investing in Options and Futures.
Participation in the options or futures markets involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If an Adviser's prediction of movements in the direction of the securities or currency markets or interest rates is inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures include (i) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (ii) imperfect correlation, or even no correlation, between the price of options, futures and options thereon and movements in the prices of the assets being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (vii) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

See "Other Considerations--Taxes" and "Other Investment Practices, Risk Conditions, and Policies of the Funds" in the Statement of Additional Information.

Interest Rate Swap Transactions. The Balanced Fund and the Income Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. See "Other Investment Practices, Risk Conditions, and Policies of the Funds--Other Investment Techniques" in the Statement of Additional Information. The Income Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Balanced Fund may only enter into interest rate swaps on a net basis. The risk of loss with respect to interest rate swaps entered into on a net basis is limited to the net amount of interest payments that a Fund is contractually obligated to make. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will

                                 The Prudential Institutional Fund Prospectus 21
be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. To the extent that the Income Fund enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If a Fund's Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique had not been used.

================================================================================
MORE FACTS ABOUT THE COMPANY


Organization and Capitalization. The Company was established as a Delaware business trust on May 11, 1992. The Trustees are responsible for the overall management and supervision of its affairs. The Manager conducts and supervises the daily business operations of the Company. The Company is authorized to issue unlimited shares of beneficial interest, $0.001 par value per share. Each share issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company and is not responsible for the liabilities of any other Fund. The Board is empowered by the Company's Declaration of Trust and By-laws to establish additional series and classes of shares. As of December 31, 1995, each of the following entities owned more than 25% of the outstanding voting securities of each of the portfolios indicated: Growth Stock Fund, Stock Index Fund and International Stock Fund--Prudential Employee Savings Plan; Balanced Fund--PAMCO VCA OA Account and Prudential Employee Savings Plan; Income Fund and Money Market Fund--The Prudential Insurance Company of America.

Portfolio Turnover. Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A portfolio turnover rate in excess of 100% may exceed that of other investment companies with similar objectives. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by the Funds, as well as additional realized gains and/or losses to shareholders.

Meetings and Voting Rights. The Company does not intend to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Agreement and Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal may be effected upon the action of two-thirds of the outstanding shares of the Company.

Shareholders are entitled to one vote per share. Shares of a Fund will be voted only with respect to that Fund except for the election of Trustees and ratification of independent accountants. Approval by the shareholders of one Fund is effective as to that Fund. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable. Pursuant to the Investment Company Act of 1940, as amended, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of the Fund.

Certificates. In the interest of economy and efficiency, the Company does not issue stock certificates. Shareholders of uncertificated shares have the same ownership rights as if certificates had been issued.

Shareholder Communications. Shareholders of the Company will receive annual financial statements examined by the Company's independent accountants as well as unaudited semi-annual financial statements. Each report will show the investments owned by the Company and their respective market values thereof, and will provide other financial information. Shareholders with inquiries regarding the Company and individual accounts should contact the Manager at (800) 824-7513.

Custodian. The Company's Custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105.

Additional Information. This Prospectus, including the State- ment of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

22 The Prudential Institutional Fund Prospectus

The Prudential Institutional Fund
21 Prudential Plaza
751 Broad Street
Newark, NJ 07102-3777

                                                     ---------------
                                                        Bulk Rate
                                                       U.S. Postage
                                                           PAID
                                                     Permit No. 2145
                                                       Newark, N.J.
                                                     ---------------

ThePRUDENTIAL[LOGO]




PIF 02-01-95

                      STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 1, 1996

                       THE PRUDENTIAL INSTITUTIONAL FUND

                                Prudential Plaza
                                751 Broad Street
                         Newark, New Jersey 07102-3777


     This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of The Prudential Institutional Fund (the "Company"), dated February 1, 1996, and should be read in conjunction with the Prospectus. The Prospectus may be obtained by contacting your Program Administrator or by writing the Company at the address listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


                               TABLE OF CONTENTS

     For ease of reference, the section headings used in this Statement of Additional Information, where applicable, are identical to those used in the Prospectus.

                                                                                              Page
THE FUNDS..................................................................................   B-2
Stock Index Fund...........................................................................   B-2
Money Market Fund..........................................................................   B-2
MANAGEMENT OF THE COMPANY..................................................................   B-3
The Manager and Advisers...................................................................   B-3
The Administrator..........................................................................   B-5
The Distributor............................................................................   B-5
Counsel and Auditors.......................................................................   B-5
THE TRUSTEES and OFFICERS..................................................................   B-5
OTHER CONSIDERATIONS.......................................................................   B-9
Net Asset Value............................................................................   B-9
Portfolio Transactions.....................................................................   B-10
Taxes......................................................................................   B-11
PERFORMANCE AND YIELD INFORMATION..........................................................   B-14
Calculation of Money Market Fund Yield.....................................................   B-14
Calculation of Fund Performance............................................................   B-14
Yield (except Money Market Fund)...........................................................   B-14
Average Annual Total Return................................................................   B-14
Aggregate Total Return.....................................................................   B-15

OTHER INVESTMENT PRACTICES, RISK CONDITIONS AND POLICIES OF THE FUNDS......................   B-15

U.S. Government Securities.................................................................   B-15
Repurchase Agreements and Reverse Repurchase Agreements....................................   B-15
Fixed Income Securities....................................................................   B-16

When-Issued and Delayed Delivery Securities................................................   B-17

Forward Rolls and Dollar Rolls.............................................................   B-17
Mortgage-Related Securities................................................................   B-17
Collateralized Mortgage Obligations........................................................   B-18
Asset-Backed Securities....................................................................   B-18
Custodial Receipts.........................................................................   B-18


Securities Lending.........................................................................   B-19

Borrowing..................................................................................   B-19
Securities of Foreign Issuers..............................................................   B-19
Liquidity Puts.............................................................................   B-19
Special Risks of Strategies Involving Options, Futures Contracts and Forward Contracts.....   B-20
Options on Securities and Securities Indices...............................................   B-20
Futures Contracts and Options on Futures Contracts.........................................   B-21
Foreign Currency Forward Contracts, Options and Futures Transactions.......................   B-22
Foreign Currency Strategies--Special Considerations........................................   B-23
Covered Forward Currency Contracts, Future Contracts and Options...........................   B-23

Illiquid Securities........................................................................   B-24

Other Investment Techniques................................................................   B-24
INVESTMENT RESTRICTIONS....................................................................   B-25

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT..........................................   B-26

FINANCIAL STATEMENTS.......................................................................   B-27

INDEPENDENT AUDITORS' REPORT...............................................................   B-70
APPENDIX--DESCRIPTION OF S&P, MOODY'S AND DUFF & PHELPS RATINGS............................   A-1


--------------------------------------------------------------------------------

                                   THE FUNDS

     The Prospectus discusses the investment objectives of the following funds and the policies to be employed to achieve those objectives.

     - Growth Stock Fund
     - Stock Index Fund
     - International Stock Fund
     - Active Balanced Fund
     - Balanced Fund
     - Income Fund
     - Money Market Fund
      (collectively the "Funds")

     Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

Stock Index Fund

     If net cash outflows from the Stock Index Fund are anticipated, the Stock Index Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Stock Index Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If the Stock Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.


     THE "FUND" IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION ("S&P"). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS
OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.


     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO THE RESULTS TO BE OBTAINED BY MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Money Market Fund

     The Money Market Fund may also, consistent with the provisions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in securities with a face maturity of more than 397 days, provided that either the security is a variable or floating rate U.S. Government security, or it is a floating or variable rate security with certain demand or interest rate reset features.

     The Money Market Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is used to value all of the Fund's securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The extent of deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined periodically by the Trustees. If such deviation exceeds 1/2 of
                                      B-2

1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will cause the Money Market Fund to take such corrective action as they regard to be necessary and appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such action may include the sale of Money Market Fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (i) to reduce or increase the number of shares outstanding on a pro rata basis, and (ii) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

                           MANAGEMENT OF THE COMPANY

The Manager and Advisers


     The Manager of the Company is Prudential Institutional Fund Management, Inc.("PIFM" or the "Manager"), whose principal business address is 30 Scranton Office Park, Moosic, Pennsylvania 18507-1789.


     Pursuant to an agreement with the Company and the Manager, subject to the supervision of the Company's Trustees and in conformity with the stated policies of the Company, manages both the investment operations of the Company and the composition of the Company's Funds, including the purchase, retention, disposition and loan of securities, and other instruments held by the Funds (the "Management Agreement"). In connection therewith, the Manager is obligated to keep certain books and records of the Company. The management services of the Manager for the Company are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

     The Manager has agreed, until September 30, 1996, to bear any expenses, including management fees, which would cause the ratio of expenses payable by each Fund to average daily net assets to exceed the estimated Total Operating Expenses (After Reduction) for each Fund specified in the expense table at the beginning of the Prospectus. The fees are computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Company (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Company's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to the Manager will be paid by the Manager to the relevant Fund. Currently, the Company believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Company's average daily net assets up to $30 million, 2% of the next $ 70 million of such assets and 1 1/2% of such assets in excess of $100 million. The Company reserves the right to waive any and all fees or a portion thereof at its discretion. Such waiver is subject to later reimbursement by the applicable Fund for a period up to and including December 31, 1996.

     In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

     (i) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Advisers;

     (ii) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and


     (iii) the costs and expenses or fees payable to The Prudential Investment Corporation ("PIC"), Jennison Associates Capital Corp. ("Jennison") and Mercator Asset Management, L.P. ("Mercator") (collectively, the "Advisers") pursuant to the subadvisory agreements between the Manager and the Advisers (collectively, the "Advisory Agreements").

     Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Advisers, (iii) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager and Plan Administrator in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Securities and Exchange Commission ("SEC"), registering the Company and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes,
                                      B-3

(xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (xiii) fees of the Administrator, and (xiv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.


     The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Management Agreement was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the 1940 Act on November 16, 1995 and by the sole shareholder of the Company on October 12, 1992. The Manager received, before any reduction due to the subsidy by the Manager of certain expenses of the Fund, the following management fees from each Fund, expressed both as a dollar amount and as a percentage of each Fund's average daily net assets:



                             Year ended                Year ended              Period ended
                             September 30, 1995        September 30, 1994      September 30, 1993
                             --------------------      ------------------      ------------------
            Fund             Amount          Rate      Amount        Rate      Amount        Rate
            ------------     -----------     ----      ---------     ----      ---------     ----
            Growth Stock     $1,049,893      .70%     $500,141       .70%     $111,337       .70%
            Stock Index         286,843      .40       152,392       .40        68,014       .40
            International
            Stock             1,367,665     1.15       787,473      1.15       150,665      1.15
            Active
            Balanced            733,748      .70       412,941       .70        66,355       .70
            Balanced            496,395      .70       308,338       .70       110,128       .70
            Income              231,931      .50       189,009       .50        75,122       .50
            Money Market        236,009      .45       171,766       .45        84,206       .45


During the same period the Manager subsidized certain expenses of the Fund. See "Expense Information" and "Management of the Company--The Manager" in the Prospectus.

     The Manager has entered into Advisory Agreements with the "Advisers". The Advisory Agreements provide that the Advisers furnish investment advisory services in connection with the management of their respective Funds. For their services as Advisers, Jennison and Mercator are each paid a portion of the fee the Manager receives from each Fund. PIC is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its services. In connection therewith, the Advisers are obligated to keep certain books and records of the respective Funds to which they provide advisory services. The Manager continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreement and supervises the Advisers' performance of such services.


     Jennison advises the Growth Stock Fund and Active Balanced Fund. Founded in 1969 and acquired by The Prudential in 1985, Jennison is known for its highly skilled investment team that has worked together for many years. Dedicated to achieving superior investment results for institutional investors, Jennison currently has $29 billion in assets under management, including more than $15 billion in investments managed with a "growth stock" orientation and $1.6 billion in actively managed balanced assets.

     Mercator advises the International Stock Fund. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. ("Mercator, Inc."). On November 30, 1995 Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. Mercator currently manages $1.8 billion for institutional clients.

     PIC advises the Stock Index, Balanced, Income and Money Market Funds through various of its specialized investment units discussed below.

     Prudential Diversified Investment Strategies (PDI) manages the Stock Index Fund and Balanced Fund. PDI is dedicated to equity index and balanced fund investing for institutional clients. Founded in 1975, PDI is among the oldest quantitatively-oriented balanced managers in the country. PDI currently manages close to $21 billion in balanced and indexed assets.

     Prudential Global Advisors (PGA) manages the Income Fund. PGA focuses on fixed income investing. PGA is a recognized leader in asset/liability management and other structured bond portfolios. PGA currently manages over $17 billion in domestic fixed income assets.

     PGA also manages the Money Market Fund. PGA focuses on managing institutional money market accounts and, as of December 31, 1995, manages approximately $4 billion in short-term money market assets.



     The Advisory Agreements, except the Advisory Agreement with Mercator, were last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the Advisory Agreements, on November 16, 1995, and by the sole shareholder of the Company on October 12, 1992. The Advisory Agreement with Mercator was approved by the Trustees on October 2, 1995 and by the shareholders of the International Stock Fund on November 16, 1995.



     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Company, the Manager or the relevant Adviser upon not more than 60 days', nor less than 30 days', written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The Administrator


     The Company has entered into an Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an affiliate of the Manager, which provides that PMF will administer the Company's business affairs and, in connection therewith, furnish the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Company's Custodian (The "Administration Agreement"). PMF will also act as the Company's Transfer and Dividend
Disbursing Agent for no additional fee through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. ("PMFS"), P.O. Box 15005, New Brunswick, New Jersey 08906. Under the Administration Agreement, the Company will pay PMF a monthly fee at an annual rate of .17% of the Company's average daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will reimburse PMFS for certain of the out-of-pocket expenses PMFS may incur in providing the transfer agency and dividend disbursing services and the Company will reimburse PMF for these out-of-pocket expenses. For the years ended September 30, 1995 and 1994, and period from November 5, 1992 (commencement of operations) to September 30, 1993 the Administrator received $972,783, $489,154 and $178,445, respectively, under the Administration Agreement.


The Distributor


     Prudential Retirement Services, Inc. ("PRSI") serves as the Distributor of the Company's shares. The Company's distribution agreement with PRSI (the "Distribution Agreement") has been approved by the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, on November 16, 1995. Potential investors may be introduced to the Distributor and persons who introduce investors may be compensated for such introductions.


Counsel and Auditors


     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Company. Deloitte & Touche, LLP, 2 World Financial Center, New York, NY 10281-1438, independent accountants, serve as auditors of the Company.


                           THE TRUSTEES AND OFFICERS


                          Position with     Principal Occupations
Name, Address and Age     Company           During Past Five Years
----------------------    --------------    --------------------------------------------------------

Mark R. Fetting* (41)     President and     Chairman of the Board, President and Chief Operating
30 Scranton Office        Trustee             Officer, Prudential Institutional Fund Management,
Park                                          Inc. (May, 1992 to date); Managing Director, The
Moosic, PA 18507-1789                         Prudential Investment Corporation (October, 1991 to
                                              date); Chairman of the Board, President and Chief
                                              Executive Officer, Prudential Retirement Services,
                                              Inc. (January 1993 to date); President of Prudential
                                              Defined Contribution Services (April 1992 to date).

David A. Finley (63)      Trustee           Director, Executive Vice President, and Chief Financial
17 Bedford Center Road                        Officer, Broadway & Seymour Inc. (since January 1996);
Bedford Hills, NY                             Director of Legent Corp.; formerly Consultant (January
10507                                         1990 to January 1996).



                          Position with     Principal Occupations
Name, Address and Age     Company           During Past Five Years
----------------------    --------------    --------------------------------------------------------
William E. Fruhan,        Trustee           Professor, Harvard Graduate School of Business
Jr.(52)                                       Administration (1979 to date).
Harvard Business
School
Boston, MA 02163

August G. Olsen (66)      Trustee           Pensions and Investments Consultant, August G. Olsen
417 W. Hawthorne Ct.                          Consulting (1992 to date); Corporate Pension Fund
Lake Bluff, IL 60044                          Officer and Investment Manager, Abbott Laboratories
                                              (1987 to 1992).

Herbert G. Stolzer        Trustee           Retired. Formerly Executive Committee Member, Board of
(70)                                          Directors,Member and Assistant to the Chairman of the
19 Yorktown Road                              Board of Directors, Johnson & Johnson (August 1987 to
East Brunswick, NJ                            January 1991).
08816

Thomas A. Early (41)      Vice President    Vice President and Secretary of Prudential Institutional
30 Scranton Office                            Fund Management, Inc. and Prudential Retirement
Park                                          Services, Inc. (since July 1994); Vice President and
Moosic, PA 18507-1789                         General Counsel, Prudential Defined Contribution
                                              Services (since April 1994); Formerly Associate
                                              General Counsel and Chief Financial Services Counsel
                                              for Frank Russell & Company (April 1988-April 1994).

Robert F. Gunia (49)      Vice President    Chief Administrative Officer (since July 1990), Director
One Seaport Plaza                             (since January 1989), Executive Vice President,
New York, NY 10292                            Treasurer and Chief Financial Officer (since June
                                              1987) of Prudential Mutual Fund Management, Inc.
                                              ("PMF"), Senior Vice President (since March 1987) of
                                              Prudential Securities Incorporated ("Prudential
                                              Securities"); Executive Vice President, Treasurer,
                                              Comptroller and Director (since March 1991),
                                              Prudential Mutual Fund Distributors, Inc.; Director
                                              (since June 1987), PMFS; Vice President and Director
                                              of The Asia Pacific Fund, Inc. (since May 1989) and
                                              Director of Nicholas Applegate Fund, Inc. (since
                                              February 1992).

Walter E. Watkins, Jr.    Vice President    Vice President, Prudential Institutional Fund
(43)                                          Management, Inc., (since April 1993) and Prudential
30 Scranton Office                            Retirement Services, Inc. (since March 1994); Director
Park                                          of Mutual Fund Administration, Prudential Defined
Moosic, PA 18507-1789                         Contribution Services (since November 1992). Formerly,
                                              financial reporting consultant (August 1991-September
                                              1992).

Eugene S. Stark (37)      Treasurer         First Vice President (since January 1990) of PMF; First
One Seaport Plaza                             Vice President (since January 1992) of Prudential
New York, NY 10292                            Securities.
S. Jane Rose (49)         Secretary         Senior Vice President (since January 1991) and Senior
One Seaport Plaza                             Counsel (since June 1987) of PMF; Senior Vice
New York, NY 10292                            President and Senior Counsel of Prudential Securities
                                              (since July 1992); formerly Vice President and
                                              Associate General Counsel of Prudential Securities.

Marguerite E.H.           Assistant         Vice President and Associate General Counsel (since June
Morrison (39)             Secretary           1991) of PMF; Vice President and Associate General
One Seaport Plaza                             Counsel of Prudential Securities.
New York, NY 10292

---------------
* "Interested" Trustee, as defined in the 1940 Act, by reason of his affiliation with the Manager, the Distributor or a Subadviser.

     As of January 12, 1996, the Trustees and officers of the Fund, as a group owned beneficially less than 1% of the stock of the Company. As of January 23, 1996, each of the following entities owned more than 5% of the outstanding voting securities of each of the portfolios indicated:


Portfolio                                                                         Shares
-------------------------                                                         -----------------

Growth Stock Fund                    PAMCO VCA OA Account                         943,399 (6%)
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774
                                     Prudential Employee Savings Plan             4,378,426 (28.1%)
                                     71 Hanover Road
                                     Florham Park, NJ 07932-1502
                                     Rite Aid Employee Investment
                                       Opportunity Plan                           1,913,760 (12.2%)
                                     Rite Aid Corporation
                                     30 Hunter Lane
                                     Camp Hill, PA 17011
Stock Index Fund                     PAMCO VCA OA Account                         1,619,698 (19%)
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774
                                     Prudential Employee Savings Plan             2,460,902 (28.8%)
                                     71 Hanover Road
                                     Florham Park, NJ 07932-1502
                                     Eden Brewery Thrift Savings Plan and
                                     Fort Worth Brewery Thrift Savings Plan
                                     Miller Brewing Company                         533,960 (6.2%)
                                     3939 West Highland Blvd.
                                     Milwaukee, WI 53201-0482
International Stock Fund             Prudential Employee Savings Plan             4,017,916 (41.8%)
                                     71 Hanover Road
                                     Florham Park, NJ 07932-1502
                                     PAMCO VCA OA Account                         1,235,510 (12.8%)
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774
                                     Deferred Compensation Plan for
                                       Employees of The Metropolitan
                                       Transportation Authority, its
                                       Subsidiaries and Affiliates and
                                     Thrift Plan for Employees of The
                                       Metropolitan Transportation Authority,
                                       its Subsidiaries and Affiliates              543,152 (5.6%)
                                     347 Madison Ave.
                                     New York, NY 10017
                                     Rite Aid Employee Investment
                                       Opportunity Plan                             572,074 (5.9%)
                                     30 Hunter Lane
                                     Camp Hill, PA 17011
Balanced Fund                        PAMCO VCA OA Account                         1,840,795 (25.1%)
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774
                                     Prudential Employee Saving Plan              1,911,531 (26%)
                                     71 Hanover Road
                                     Florham Park, NJ 07932-1502


Portfolio                                                                         Shares
-------------------------                                                         -----------------

                                     Seibels, Bruce & Company                       414,964 (5.6%)
                                     Employees' Profit Sharing and
                                       Savings Plan
                                     1501 Lady Street
                                     Columbia, SC 29202
Active Balanced Fund                 PAMCO VCA OA Account                         1,575,825 (14%)
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774
                                     Dobson Park Industries Inc. and Affiliates
                                       Savings Plan and
                                     Dobson Park Industries Inc. and Affiliates
                                       Cash Balance Pension Plan
                                     Dobson Technologies, Inc.                      776,559 (6.9%)
                                     c/o IRD Mechanalysis
                                     6150 Huntley Road
                                     Columbus, OH 43229
                                     Rite Aid Employee Investment
                                       Opportunity Plan                           1,027,817 (9.1%)
                                     Rite Aid Corporation
                                     30 Hunter Lane
                                     Camp Hill, PA 17011
                                     Thompson & Knight Savings Plan and
                                     Thompson & Knight Retirement Plan            1,196,886 (10.6%)
                                     300 First City Center
                                     1700 Pacific Ave.
                                     Dallas, TX 75201
Income Fund                          Prudential Insurance Company                 2,932,815 (52.7%)
                                     of America
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1789
                                     Rite Aid Employee Investment
                                       Opportunity Plan                             738,345 (13.3%)
                                     Rite Aid Corporation
                                     30 Hunter Lane
                                     Camp Hill, PA 17011
Money Market Fund                    Prudential Insurance Company                 28,188,209
                                     of America                                   (48.4%)
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1789


     The Prudential Insurance Company of America is a mutual life insurance company incorporated in 1873 under the laws of the state of New Jersey. The Prudential Employee Savings Plan is a defined contribution retirement plan. The PAMCO VCA OA Account is a portion of The Prudential Variable Contract Investment Fund, a separate account, established in 1962, of The Prudential Insurance Company of America.


     The interested trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who are not affiliated with the Manager for the fiscal year ended September 30, 1995 and the aggregate compensation paid to such Trustees for service on the Company's board and that of all other funds managed by Prudential Institutional Fund Management, Inc. (Fund Complex) for the fiscal year ended September 30, 1995.

                                   Compensation Table
--------------------------------------------------------------------------------------------------------
                                                    Pension or                             Total
                                                    Retirement                             Compensation
                                                    Benefits Accrued     Estimated         from Company
                                  Aggregate         As Part of           Annual            and Fund
                                  Compensation      Company              Benefits Upon     Complex Paid
Name and Position                 From Company      Expenses             Retirement        to Trustees
------------------------------    -------------     -----------------    --------------    -------------

David A. Finley--Trustee          15,$000           NONE                 N/A               15$,000(1/7)**
William E. Fruhan,
Jr.--Trustee                      15,000            NONE                 N/A               15,000(1/7)**
August G. Olsen*--Trustee         15,000            NONE                 N/A               15,000(1/7)**
Herbert G. Stolzer*--Trustee      15,000            NONE                 N/A               15,000(1/7)**
 * All of the compensation from the Company for the fiscal year ended September 30, 1995 represents deferred compensation. Aggregate compensation from the Company and the Fund Complex for the fiscal year ended September 30, 1995, including accrued income and appreciation, amounted to approximately
   $18,339 for Mr. Olsen and approximately $21,792 for Mr. Stolzer.
 **Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.


                              OTHER CONSIDERATIONS

Net Asset Value


     Portfolio securities of each Fund, except the Money Market Fund, are generally valued as follows: (1) Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day; (2) Securities that are actively traded in the over-the-counter ("OTC") market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker; (3) Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers or, if no primary dealers are able to provide a market value, at fair value determined by a valuation committee of Trustees (the "Valuation Committee"); (4) U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service; (5) Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent broker/dealer or pricing service; (6) Short-term investments with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Trustees determine that such valuation does not represent fair value; (7) Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange; (8) Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade; (9) Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer; (10) Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts; (11) OTC options are valued at the mean between bid and asked prices provided by a dealer, with additional prices obtained for comparison, monthly and as indicated by monitoring of the underlying securities;
(12) Securities for which market quotations are not available, other than private placements, are valued at a price supplied by a pricing agent approved by the Trustees; (13) Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the applicable Adviser, does not represent fair value, are valued by the Valuation Committee on the basis of cost of the security, transactions in comparable securities, relationships among various securities and other factors determined by the Adviser to materially affect the value of the security. The Company may engage pricing services to obtain any prices.


     The Trustees have determined that in the best interests of shareholders the best method currently available for valuing the Money Market Fund's securities is amortized cost. The Trustees continuously review this method of valuation to assure that the Money Market Fund's securities are valued at their fair value, as determined by the Trustees in good faith. The Trustees are obligated, as a particular responsibility within the overall duty of care owed to shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

     While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange ("NYSE") is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Portfolio Transactions

     Decisions to buy and sell assets for a Fund are made by the Fund's Adviser, subject to the overall review of the Manager and the Trustees. Although investment decisions for the Funds are made independently from those of the other accounts managed by an Adviser, investments of the type that the Funds may make also may be made for those other accounts. When a Fund and one or more other accounts managed by an Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

     Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities includes commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Adviser seeks the best overall terms available. The Funds have no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Advisers are subject to the Company's policy to seek the most favorable price and efficient execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. In assessing the best overall terms available for any transaction, the Adviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisers, subject to seeking best price and execution, are authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities and Exchange Act
                                      B-10
of 1934, as amended (the "1934 Act") a higher commission than another broker-dealer that does not furnish such brokerage and research services might charge. The Advisers must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of each Adviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund's Adviser receiving brokerage and research services. The Trustees of the Company will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Trustees have determined that transactions for a Fund may be executed through Prudential Securities Incorporated ("Prudential Securities" or "PSI") and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate. Furthermore, the Trustees of the Company, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with
Section 11(a) 1934 Act, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with PSI also are subject to such fiduciary standards as may be imposed by applicable law.


     The Funds may use PSI and other affiliated broker-dealers as a futures commission merchant in connection with entering into futures contracts and options on futures contracts if, in the judgment of a Fund's Adviser, the affiliated broker-dealer charges the Fund a fair and reasonable rate. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     The Company does not market its shares through intermediary brokers or dealers; therefore, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Advisers may place portfolio orders with qualified broker-dealers who recommend the Company to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

     Transactions in options and futures by a Fund will be subject to limitations established by each of the exchanges and boards of trade governing the maximum position which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options and futures are written or held on the same or different exchanges or are written or held in one or more accounts or though one or more brokers. Thus, the number of options and futures which a Fund may write or hold may be affected by options and futures written or held by the Adviser and other investment advisory clients of the Adviser. An exchange or board of trade may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds will not purchase any security, including U.S. Government securities, during the existence of any underwriting or selling group relating thereto of which PSI is a member, except to the extent permitted by SEC rules.


     During the years ended September 30, 1995 and 1994 and the period from November 5, 1992 (commencement of operations) through September 30, 1993, the Company paid $965, $3,247 and $1,528, respectively in brokerage commissions to Prudential Securities.


Taxes

     The following is a brief summary of some of the more important tax considerations affecting the Company, the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local, and foreign income tax considerations. Neither this discussion nor the tax discussion in the Prospectus is intended to substitute for careful individual tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

Tax Consequences to the Funds

     As a separate entity for federal tax purposes, each Fund intends to continue to qualify separately for tax treatment as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains, if any, that are distributed to its shareholders. In order to qualify for treatment as a RIC, each Fund will have to meet income diversification, distribution,
                                      B-11
and certain other requirements set forth in the Code. If, in any year, a Fund should fail to qualify under the Code for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax on its taxable income, if any, for that year.


     The following Funds will elect to treat net losses incurred in the eleven month period ended September 30, 1995 as having been incurred in the following fiscal year:


                                                        Capital       Currency
                                                        -----------   ---------

                          Growth Stock Fund             --            $4,000
                          International Fund            $3,066,000    $169,000
                          Balanced Fund                 --            $1,000



     For federal income tax purposes, the following Funds have a capital loss carryforward as of September 30, 1995 which expires in 2003:

                          Growth Stock Fund             $2,825,300
                          Income Fund                   $723,300



     Income and Diversification Requirements. The income tests require each Fund to derive (i) at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement") and (ii) less than 30% of its gross income in each taxable year from the sale or other disposition of (A) stock or securities held for less than three months, (B) options, futures, or forward contracts (other than those on foreign currencies) held for less than three months, and (C) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) ("Short-Short Limitation"). Each Fund also must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other
RICs).

     Distribution Requirement. Each Fund must distribute (or be deemed to have distributed) 90% or more of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) for each taxable year. Each Fund also must meet certain other distribution requirements to avoid a 4% nondeductible excise tax (these requirements are collectively referred to below as the "RIC distribution requirements").

     Zero Coupon Securities and Original Issue Discount. The Funds may invest in zero coupon securities and other securities issued with original issue discount. Such securities generate current income subject to the distribution requirements without providing cash available for distribution. The Funds do not anticipate that such investments will adversely affect their ability to meet the RIC distribution requirements.

     Foreign Investments. If the International Stock Fund or any other Fund purchases shares in certain foreign corporations called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a dividend by the Fund to its shareholders. Because a credit for this tax could not be passed through to shareholders, the tax effectively would reduce the Fund's economic return from its PFIC investment. Additional charges in the nature of interest may be imposed on a PFIC investor in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, then in lieu of the foregoing tax and interest, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the RIC distribution requirements. Management of the Company will consider these potential tax consequences in evaluating whether to invest in a PFIC.

     Net investment income or capital gains earned by the Funds investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount and the countries in which the Funds' assets will be invested are not known. The Funds intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

     Currency Fluctuations--Section 988 Gains and Losses. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities, generally will be treated as ordinary income or loss.
                                      B-12

Similarly, gains or losses on the disposition of foreign currencies or debt securities held by a Fund denominated in a foreign currency, if any, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally will also be treated as ordinary income or loss. These gains and losses are referred to under the Code as "Section 988" gains and losses.

     Furthermore, foreign currency gains and losses attributable to certain forward contracts, futures contracts that are not "regulated futures contracts," equity options and unlisted non-equity options also will be treated as Section 988 gains and losses. (In certain circumstances, however, the Company may elect capital gain or loss treatment for such transactions.) Section 988 gains and losses will increase or decrease the amount of the Company's investment company taxable income available for distribution. The Company does not anticipate that any Section 988 gains and losses the Funds may realize will adversely affect the ability of any Fund to qualify as a RIC under the Code.

     Option and Futures Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts thereon, that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Under Section 1256 of the Code, gain or loss on certain options, futures contracts, options on futures contracts ("Section 1256 contracts"), other than
Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, will be treated as 60% long-term and 40% short-term capital gain or loss ("blended gain or loss"). In addition, Section 1256 contracts held by a Fund at the end of each taxable year will be required to be treated as sold at fair market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss and will affect the amount of distributions required to be made by a Fund in order to satisfy the RIC distribution requirements.

     Offsetting positions held by a Fund involving certain futures and options transactions may be considered to constitute "straddles" which are subject to special rules under the Code. Under these rules, depending on different elections which may be made by the Company, the amount, timing and character of gain and loss realized by the Company and its shareholders may be affected.

  Tax Consequences to Shareholders

     Ordinarily, distributions of a RIC's investment company taxable income would be taxable to shareholders as ordinary income to the extent of the earnings and profits of the RIC. To the extent that a distribution exceeds the RIC's earnings and profits, it would be treated as a nontaxable return of capital to the extent of the shareholder's tax basis in the shares of the RIC. Distributions of net capital gain ordinarily would be taxable as long-term capital gains. The rules discussed in this paragraph generally would apply regardless of the length of time a shareholder holds the shares of the RIC.

     The Company's present intention is to offer shares of the Funds primarily to qualified retirement plans and other tax-exempt investors to whom the foregoing rules do not apply. The Funds intend to satisfy the RIC distribution requirements by distributions in the form of additional shares to its shareholders. However, shareholders may redeem their shares, including shares received as dividends or distributions, at any time for cash. Distributions are generally not taxable to the participants in the shareholder plans. Distributions from a qualified retirement plan to a participant or beneficiary are subject to special rules. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisers.

     Tax Consequences to Non-Exempt Shareholders. Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders that are not tax-exempt entities for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Non-exempt investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.

                       PERFORMANCE AND YIELD INFORMATION

     From time to time, the Company may quote a Fund's yield or total return in advertisements or in advertisements, sales literature, reports and other communications to shareholders.

Calculation of Money Market Fund Yield


     The Money Market Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven-calendar-day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes. The yield will vary as interest rates and market conditions change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Fund, and its operating expenses. The Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Fund's seven-day current yield and effective yield as of September 30, 1995 was 5.47% and 5.63% respectively.


Calculation of Fund Performance

     Yield (except Money Market Fund)

     The Income Fund's 30-day yield is calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"), expressed as follows:

                   YIELD = 2 [ ( a - b +1)6 - 1]
                                  cd

 Where: a=dividends and interest earned during the period.
        b=expenses accrued for the period.
        c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d=the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


     Investors should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates the opposite can be expected to occur. The yield for the 30-day period ended September 30, 1995 for the Income Fund was 6.11%.


Average Annual Total Return

     A Fund's "average annual total return" is computed according to a formula prescribed by the SEC, expressed as follows:

                                  P ( 1+T ) n = ERV

 Where: P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
      ERV = Ending Redeemable Value ("ERV") at the end of a 1-, 5-or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5-or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. The Average Annual Total Return for the year ended September 30, 1995 and for the period from commencement of each Fund's operations (November 5, 1992 for the Growth Stock

Fund, Stock Index Fund, International Stock Fund and Balanced Fund and March 1, 1993 for the Income Fund and January 4, 1993 for the Active Balanced Fund and Money Market Fund) through September 30, 1995 was: Growth Stock, 35.14% and 18.34%, respectively; Stock Index, 29.02% and 14.72%, respectively; International Stock, 5.95% and 17.48%, respectively; Active Balanced, 17.66% and 10.49%, respectively; Balanced, 15.90% and 10.85%, respectively; Income, 13.11% and 5.68%; and Money Market, 5.48% and 3.97%, respectively. These amounts are computed by assuming a hypothetical initial payment of $1,000. It was then assumed that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of the time period, the entire amount was redeemed.


Aggregate Total Return

     A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where: P = a hypothetical initial payment of $1,000.
      ERV = Ending Redeemable Value at the end of a 1-, 5-or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1-, 5-or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

     A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. Consequently, the given performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.


     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the period from commencement of each Fund's operations through September 30, 1995 was: Growth Stock, 63.00%; Stock Index, 48.96% International Stock, 59.57%; Active Balanced, 31.40%; Balanced 34.84%; Income, 15.35%; and Money Market, 11.24%.


     OTHER INVESTMENT PRACTICES, RISK CONDITIONS, AND POLICIES OF THE FUNDS

U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks,
Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's Adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund. For further information, see "Mortgage-Related Securities" below.

Repurchase Agreements and Reverse Repurchase Agreements

     Each Fund may enter into repurchase and reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Fund receives collateral equal to the repurchase price plus accrued interest, which is
                                      B-15
marked-to-market daily. These agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

     The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Fixed Income Securities


     In general, the ratings of Moody's Investors Service ("Moody's"),
Standard & Poor's Ratings Services ("S&P Ratings"), Duff and Phelps, Inc.
("Duff & Phelps") and other nationally recognized statistical rating organizations ("NRSROs") represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Adviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or other NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     All Funds, except the Money Market Fund and the Stock Index Fund may invest, to a limited extent, in medium, lower-rated and unrated debt securities. Debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


     Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the relevant Adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. None of the Funds is authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of liquid trading market may restrict the availability of debt securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by a Fund may decline proportionately more than a Fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

When-Issued and Delayed Delivery Securities

     To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Forward Rolls and Dollar Rolls

     Forward roll and dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated account with its Custodian cash, U.S. Government securities and other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently mark the account to market.

Mortgage-Related Securities

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     The Funds expect that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds, consistent with their respective investment objectives and policies, will consider making investments in those new types of securities.

     The Funds may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest-only ("IOs") and principal only ("POs") securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Funds will acquire IOs and POs only if, in the opinion of the Fund's Adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Advisers, subject to the supervision of the Trustees, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund's Adviser, the investment restriction limiting a Fund's investment in illiquid instruments will apply.

Collateralized Mortgage Obligations

     The Funds also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Funds' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities,
(ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

Custodial Receipts

     Each Fund, other than the Growth Stock Fund, the Stock Index Fund, the International Fund and the Money Market Fund, may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

     There are a number of risks associated with investments in custodial receipts. Although, typically, under the terms of a custodial receipt, a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Securities Lending

     A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

Borrowing

     Each Fund (except for the Money Market Fund) may borrow from time to time, at its Adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions.

Securities of Foreign Issuers

     The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of a Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which the Stock Index Fund and other Funds may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

Liquidity Puts

     Each Fund, other than the Growth Stock Fund and the Stock Index Fund, may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with each Fund's investment objective, a Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Adviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

     These instruments are not deemed to be "put options" for purposes of any Fund's investment restriction.

Special Risks of Strategies Involving Options, Futures Contracts and Forward Contracts

     The use of options, futures contracts and forward currency contracts (collectively, "Instruments") involves special considerations and risks, as described below. Risks pertaining to particular hedging strategies are described in the sections that follow.

     (1) Successful use of most Instruments depends upon an Adviser's ability to predict movements in the overall securities and currency markets, and interest rates, which requires different skills than predicting changes in the prices of individual securities. While the Advisers are experienced in the use of Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an Instrument and price movements of the investments being hedged. For example, if the value of an Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Instruments are traded. The effectiveness of hedges using Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because its Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Instruments involving obligations to third parties (i.e. Instruments other than purchased options). If a Fund were unable to close out its positions in such Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

Options on Securities and Securities Indices

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter ("OTC") option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a contra party. In addition, with OTC options, there is a risk that the contra party in such transactions will not fulfill its obligations.

     A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day it available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

Futures Contracts and Options on Futures Contracts

     A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in the Funds' Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

     The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Foreign Currency Forward Contracts, Options and Futures Transactions

     There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when a Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Fund's Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, a Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Fund's contra party to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     A Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, the OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If a Fund's Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. A Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.


Foreign Currency Strategies--Special Considerations


     A Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Covered Forward Currency Contracts, Futures Contracts and Options


     Transactions using forward currency contracts, futures contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its Custodian in the prescribed amount.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Illiquid Securities


     The Growth Stock Fund, International Stock Fund, Stock Index Fund, Active Balanced Fund, Balanced Fund and the Money Market Fund may each hold up to 10% of their net assets in illiquid securities. The Income Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Advisers will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, Advisers will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Other Investment Techniques

     In order to protect the value of the Funds from interest rate fluctuations, the Balanced Fund and the Income Fund may enter into interest rate swaps. The Funds intend to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In addition, the Income Fund may, engage in the purchase or sale of interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     A Fund may enter into interest rate swaps, caps and floors, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. The Income Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these techniques are entered into for good faith hedging purposes, the Manager and each Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. When a Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. To the extent that a Fund enters into an interest rate swap other than on a net basis, or sells caps or floors, the amount maintained in the segregated account will be the full amount of the Fund's obligations. When a Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus.

                            INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the 1940 Act, a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from Fund.

     A Fund may not:

     1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and, in the case of the Money Market Fund, to the securities of domestic banks (including all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act) and U.S. branches of foreign banks that are subject to the same regulations as U.S. banks.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that all Funds (other than the Money Market Fund) may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% (except for the Balanced Fund, the Income Fund and the Money Market Fund) of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. The Balanced Fund and the Income Fund may borrow from banks up to 20% of the value of their respective total assets for the same purposes and may pledge up to 20% of the value of their respective total assets to secure such borrowings. In addition, the Balanced Fund and the Income Fund may engage in investment techniques such as reverse repurchase agreements, forward rolls and dollar rolls to the extent that their respective assets dedicated to such techniques combined with the respective values of their bank borrowings do not exceed 33 1/3% of their respective total assets. The Money Market Fund may borrow an amount equal to no more than 20% of the value of its total assets only for temporary, extraordinary or emergency purposes. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

     The Funds will not as a matter of operating policy:

     1. Invest in oil, gas and mineral leases or development programs.

     2. Purchase a security if, as a result, more than 15% of its total assets would be invested in securities which are restricted as to disposition. This restriction shall not apply to mortgage-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     3. Purchase or retain the securities of any issuer if any officer or Trustee of the Company or the Company's Manager or any Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and/or Trustees, who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


     4. Purchase warrants if, as a result, the Company would then have more than 5% of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the NYSE or American Stock Exchange or a major foreign exchange will be limited to 2% of the Company's total assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

     5. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     6. Invest in companies for the purpose of exercising control or management of any other issuer, except in connection with a merger, consolidation, acquisition or reorganization.


     7. Invest more than 15% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years.


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     In order to comply with the rules and regulations of certain State securities commissions, the Funds have agreed (i) that over-the-counter options transactions shall be entered into only when such options are not available on a national securities exchange, and (ii) broker-dealers with whom the Fund shall enter into such transaction shall have a minimum net worth, at the time of the transaction is entered into, of $20 million. In addition, the Fund will only buy and sell puts and calls on securities, stock index futures, or financial futures or options on financial futures, if such options are written by other persons, and if;

     i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and

     ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Company's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.

     PMF serves as the Transfer Agent and Dividend Disbursing Agent of the Company through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs.

                THE PRUDENTIAL            GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks--98.7%
            Aerospace/Defense--2.4%
  78,200    Boeing Co..........................  $ 5,337,150
                                                 -----------
            Airlines--1.9%
  56,900    AMR Corp.(a).......................    4,103,913
                                                 -----------
            Beverages--3.0%
  49,500    Coca-Cola Co.......................    3,415,500
  61,000    PepsiCo Inc........................    3,111,000
                                                 -----------
                                                   6,526,500
                                                 -----------
            Commercial Services--1.4%
  90,850    CUC International, Inc.(a).........    3,168,394
                                                 -----------
            Computer Software & Services--14.3%
  55,400    America Online Inc.................    3,808,750
  78,300    AutoDesk, Inc......................    3,425,625
  85,300    Cisco Systems, Inc.(a).............    5,885,700
            Computer Associates International,
  72,150      Inc..............................    3,048,337
  36,400    Macromedia Inc.....................    2,079,350
  52,900    Microsoft Corp.(a).................    4,787,450
  64,600    SAP AG (ADR) (Germany).............    3,544,925
  62,300    Silicon Graphics Inc.(a)...........    2,141,563
  87,400    Symbol Technologies, Inc.(a).......    2,895,125
                                                 -----------
                                                  31,616,825
                                                 -----------
            Cosmetics & Soaps--1.7%
  79,300    Gillette Co........................    3,776,663
                                                 -----------
            Drugs & Medical Supplies--7.4%
 109,000    Astra AB Class A (Sweden)..........    3,904,135
  44,900    Lilly (Eli) & Co...................    4,035,388
  62,900    Merck & Co., Inc...................    3,522,400

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Smith Kline Beecham PLC (ADR)
  94,300      (United Kingdom).................  $ 4,773,937
                                                 -----------
                                                  16,235,860
                                                 -----------
            Electronics--11.1%
 104,400    Hewlett-Packard Co.................    8,704,350
 131,500    Intel Corp.........................    7,906,437
 102,000    Motorola, Inc......................    7,790,250
                                                 -----------
                                                  24,401,037
                                                 -----------
            Financial Services--7.3%
  43,900    Federal National Mortgage Assn.....    4,543,650
  35,900    First Financial Mgmt. Corp.........    3,504,737
  27,200    Morgan Stanley Group, Inc..........    2,614,600
  61,500    Mutual Risk Management, Ltd........    2,429,250
  61,800    The PMI Group Inc..................    2,927,775
                                                 -----------
                                                  16,020,012
                                                 -----------
            Health Care Services--0.6%
  53,800    Value Health, Inc.(a)..............    1,425,700
                                                 -----------
            Hospital Management--1.9%
  86,100    United Healthcare Corp.............    4,208,138
                                                 -----------
            Insurance--1.1%
            American International Group,
  29,450      Inc..............................    2,503,250
                                                 -----------
            Leisure--3.8%
  94,300    Disney (Walt) Co...................    5,410,462
  99,600    Harrahs Entertainment Inc.(a)......    2,913,300
                                                 -----------
                                                   8,323,762
                                                 -----------
            Lodging--0.8%
  75,300    Promus Cos., Inc.(a)...............    1,713,075
                                                 -----------
            Machinery--1.2%
  78,300    Harnischfeger Industries, Inc......    2,613,263
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-27

                THE PRUDENTIAL           GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media--7.1%
            Clear Channel Communications,
  44,400      Inc.(a)..........................  $ 3,363,300
            News Corp. Ltd. (ADR)
 120,100      (Australia)......................    2,642,200
  48,900    Omnicom Group......................    3,184,613
            Reuters Holdings PLC (ADR)
  70,100      (United Kingdom).................    3,706,537
  43,800    Scholastic Corp.(a)................    2,748,450
                                                 -----------
                                                  15,645,100
                                                 -----------
            Miscellaneous Basic Industry--4.2%
  36,000    Applied Materials, Inc.(a).........    3,681,000
  62,400    Cerner Corp.(a)....................    2,137,200
  27,300    ITT Corp...........................    3,385,200
                                                 -----------
                                                   9,203,400
                                                 -----------
            Miscellaneous Consumer Growth--0.9%
  29,900    Eastman Kodak Co...................    1,771,575
   7,000    Luxottica Group (ADR) (Italy)......      342,125
                                                 -----------
                                                   2,113,700
                                                 -----------
            Office Equipment & Supplies--1.3%
  58,000    Compaq Computer Corp.(a)...........    2,805,750
                                                 -----------
            Railroads--1.1%
  37,800    Union Pacific Corp.................    2,504,250
                                                 -----------
            Restaurants--2.5%
            Lone Star Steakhouse & Saloon,
  69,400      Inc.(a)..........................    2,845,400
  68,000    McDonald's Corp....................    2,601,000
                                                 -----------
                                                   5,446,400
                                                 -----------
            Retail--4.6%
 122,300    AutoZone, Inc.(a)..................    3,118,650
  85,350    Dollar General Corp................    2,507,156
  55,533    Home Depot, Inc....................    2,214,379
  46,400    Kohls Corp. (a)....................    2,407,000
                                                 -----------
                                                  10,247,185
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Technology--10.8%
  74,600    Adobe Systems, Inc.................  $ 3,860,550
  37,800    Broderbund Software Inc............    2,877,525
  34,233    Chiron Corp.(a)....................    3,098,086
  35,700    Cirrus Logic, Inc.(a)..............    2,043,825
  59,500    Intuit Inc.........................    2,796,500
 123,900    LSI Logic Corp.(a).................    7,155,225
 101,800    Pyxis Corp.(a).....................    1,972,375
                                                 -----------
                                                  23,804,086
                                                 -----------
            Telecommunications--4.8%
  74,700    Nokia Corp. (ADR) (Finland)........    5,210,325
  46,800    Tellabs, Inc.(a)...................    1,971,450
            Vodafone Group PLC (ADR)
  82,100      (United Kingdom).................    3,366,100
                                                 -----------
                                                  10,547,875
                                                 -----------
            Transportation--1.5%
            Wisconsin Central Transportation
  48,900      Corp.(a).........................    3,264,075
                                                 -----------
            Total common stocks
            (cost $163,489,413)................  217,555,363
                                                 -----------
Principal
 Amount
 (000)      SHORT-TERM INVESTMENT
--------
            Repurchase Agreement--2.2%
$  4,819    Joint Repurchase Agreement Account,
            6.39%, 10/2/95 (Note 5)
              (cost $4,819,000)................    4,819,000
                                                 -----------
            Total Investments--100.9%
            (cost $168,308,413; Note 4)........  222,374,363
            Liabilities in excess of other
              assets--(0.9%)...................   (1,868,969)
                                                 -----------
            Net Assets--100%...................  $220,505,394
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                THE PRUDENTIAL           STOCK INDEX FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks and Equivalents--81.7%
            Aerospace/Defense--1.7%
   5,400    Allied-Signal, Inc.................  $   238,275
   6,600    Boeing Co..........................      450,450
   1,200    General Dynamics Corp..............       65,850
   3,830    Lockheed Corp......................      257,089
   1,700    Loral Corp.........................       96,900
   2,200    McDonnell Douglas Corp.............      182,050
   1,000    Northrop Corp......................       60,875
   2,400    Raytheon Co........................      204,000
   4,200    Rockwell International Corp........      198,450
                                                 -----------
                                                   1,753,939
                                                 -----------
            Airlines--0.3%
   1,450    AMR Corp.(a).......................      104,581
   1,000    Delta Airlines, Inc................       69,250
   2,700    Southwest Airlines Co..............       68,175
   1,200    USAir Group Inc.(a)................       13,800
                                                 -----------
                                                     255,806
                                                 -----------
            Aluminum--0.4%
   4,400    Alcan Aluminum Ltd.................      142,450
   3,400    Aluminum Co. of America............      179,775
   1,250    Reynolds Metals Co.................       72,188
                                                 -----------
                                                     394,413
                                                 -----------
            Automobiles & Trucks--2.0%
   7,400    Chrysler Corp......................      392,200
     800    Cummins Engine, Inc................       30,800
   2,000    Dana Corp..........................       57,750
   1,200    Echlin Inc.........................       42,900
  20,700    Ford Motor Co......................      644,287
  14,400    General Motors Corp................      675,000
   2,400    Genuine Parts Co...................       96,300
     800    Johnson Controls, Inc..............       50,600
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

   1,420    Navistar International Corp.(a)....  $    17,040
   1,200    Safety Kleen Corp..................       17,550
                                                 -----------
                                                   2,024,427
                                                 -----------
            Banking--5.1%
   7,637    Banc One Corp......................      278,750
   2,200    Bank of Boston Corp................      104,775
   3,700    Bank of New York Co., Inc..........      172,050
   7,200    BankAmerica Corp...................      431,100
   1,500    Bankers Trust NY Corp..............      105,375
   1,900    Barnett Banks, Inc.................      107,588
   2,500    Boatmen's Bancshares...............       92,500
   3,400    Chase Manhattan Corp...............      207,825
   4,900    Chemical Banking Corp..............      298,287
   7,700    Citicorp...........................      544,775
   2,700    CoreStates Financial Corp..........       98,888
   1,700    First Chicago Corp.................      116,662
   1,500    First Fidelity Bancorp, Inc........      101,250
   1,500    First Interstate Bank Corp.........      151,125
   3,300    First Union Corp...................      168,300
   2,700    Fleet Financial Group, Inc.........      101,925
   1,100    Golden West Financial Corp.........       55,550
   2,700    Great Western Financial Corp.......       64,125
   2,300    H.F. Ahmanson & Co.................       58,363
   4,400    KeyCorp............................      150,700
   2,825    Mellon Bank Corp...................      126,066
   3,600    Morgan (J.P.) & Co., Inc...........      278,550
   2,900    National City Corp.................       89,538
   5,300    NationsBank Corp...................      356,425
   3,000    NBD Bancorp, Inc...................      114,750
   6,200    Norwest Corp.......................      203,050
   4,400    PNC Financial Corp.................      122,650
   1,100    Republic New York Corp.............       64,350
   2,400    Shawmut National Corp..............       80,700
   2,200    Suntrust Banks, Inc................      145,475
   1,800    U.S. Bancorp.......................       50,850
     900    Wells Fargo & Co...................      167,062
                                                 -----------
                                                   5,209,379
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-29

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Beverages--3.0%
     800    Adolph Coors Co....................  $    14,500
   4,900    Anheuser Busch Cos., Inc...........      305,637
   1,200    Brown-Forman Corp..................       46,650
  24,400    Coca-Cola Co.......................    1,683,600
  15,200    PepsiCo Inc........................      775,200
   7,200    Seagram Co., Ltd...................      258,300
                                                 -----------
                                                   3,083,887
                                                 -----------
            Chemicals--2.1%
   2,200    Air Products & Chemicals, Inc......      114,675
     550    Albemarle Corp.....................       10,313
   5,200    Dow Chemical Co....................      387,400
  10,700    duPont (E.I.) de Nemours & Co......      735,625
   1,600    Eastman Chemical Co................      102,400
   1,800    Grace (W.R.) & Co..................      120,150
   2,200    Hercules, Inc......................      127,600
   2,300    Monsanto Co........................      231,725
   1,300    Nalco Chemical Co..................       44,362
   1,300    Rohm & Haas Co.....................       78,487
   1,000    Sigma-Aldrich......................       48,500
   2,600    Union Carbide Corp.................      103,350
                                                 -----------
                                                   2,104,587
                                                 -----------
            Chemical-Specialty--0.4%
   2,625    Engelhard Corp.....................       66,609
     400    First Mississippi Corp.............       15,950
   1,300    Great Lakes Chemical Corp..........       87,913
   2,800    Morton International, Inc..........       86,800
   2,600    Praxair, Inc.......................       69,550
     900    Raychem Corp.......................       40,500
                                                 -----------
                                                     367,322
                                                 -----------
            Commercial Services--0.2%
   3,350    CUC International, Inc.(a).........      116,831
   1,500    Deluxe Corp........................       49,687
     600    Harland (John H.) Co...............       13,275
   1,900    Moore Corp. Ltd....................       38,238

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
     800    Ogden Corp.........................  $    18,800
                                                 -----------
                                                     236,831
                                                 -----------
            Computer Software & Services--3.0%
     900    AutoDesk, Inc......................       39,375
   2,800    Automatic Data Processing, Inc.....      190,750
   1,400    Cabletron Systems, Inc.(a).........       92,225
     900    Ceridian Corp.(a)..................       39,937
   5,200    Cisco Systems, Inc.(a).............      358,800
            Computer Associates International,
   4,600      Inc..............................      194,350
   1,050    Computer Sciences Corp.(a).........       67,594
   1,000    Intergraph Corp.(a)................       12,125
   4,000    Micron Technology Inc..............      318,000
  11,300    Microsoft Corp.(a).................    1,022,650
   6,900    Novell, Inc.(a)....................      125,925
   8,350    Oracle Systems Corp.(a)............      320,431
   3,000    Silicon Graphics Inc.(a)...........      103,125
   1,800    Sun Microsystems Inc.(a)...........      113,400
   1,900    Tandem Computers Inc.(a)...........       23,275
                                                 -----------
                                                   3,021,962
                                                 -----------

            Construction--0.1%
   1,600    Fluor Corp.........................       89,600
     700    Foster Wheeler Corp................       24,762
     600    Kaufman & Broad Home Corp..........        7,575
     500    Pulte Corp.........................       14,188
                                                 -----------
                                                     136,125
                                                 -----------
            Consumer Goods--0.5%
     600    Centex Corp........................       17,400
     600    Fleetwood Enterprises, Inc.........       11,925
   3,100    Lowes Companies, Inc...............       93,000
   3,200    Masco Corp.........................       88,000
   2,200    Maytag Corp........................       38,500
   1,000    Owens-Corning Fiberglas Corp.(a)...       44,625
            Pioneer Hi Bred International,
   1,600      Inc..............................       73,600

                                         See Notes to Financial Statements.
                                      B-30

                THE PRUDENTIAL          STOCK INDEX FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Consumer Goods, cont'd.
     900    Stanley Works......................  $    39,038
   1,500    Whirlpool Corp.....................       86,625
                                                 -----------
                                                     492,713
                                                 -----------
            Containers--0.1%
     600    Ball Corp..........................       17,775
     900    Bemis, Inc.........................       24,863
   1,700    Crown Cork & Seal, Inc.(a).........       65,875
                                                 -----------
                                                     108,513
                                                 -----------
            Cosmetics & Soaps--1.9%
     500    Alberto Culver Co..................       15,250
   1,350    Avon Products, Inc.................       96,863
   1,000    Clorox Co..........................       71,375
   2,800    Colgate-Palmolive Co...............      186,550
   8,600    Gillette Co........................      409,575
            International Flavors & Fragrances
   2,150      Inc..............................      103,737
  13,300    Procter & Gamble Co................    1,024,100
                                                 -----------
                                                   1,907,450
                                                 -----------
            Diversified Gas--0.1%
   2,100    Coastal Corp.......................       70,613
     400    Eastern Enterprises, Inc...........       12,850
   1,400    Enserch Corp.......................       23,100
   1,000    NICOR Inc..........................       27,250
     500    Oneok Inc..........................       11,625
                                                 -----------
                                                     145,438
                                                 -----------
            Drugs & Medical Supplies--7.1%
  15,300    Abbott Laboratories................      652,162
   1,600    ALZA Corp.(a)......................       36,800
   6,000    American Home Products Corp........      509,250
   5,100    Amgen, Inc.(a).....................      254,362
   1,000    Bard (C.R.), Inc...................       30,500
   1,100    Bausch & Lomb, Inc.................       45,513

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   5,300    Baxter International Inc...........  $   217,962
   1,300    Becton Dickinson & Co..............       81,738
   2,300    Biomet, Inc.(a)....................       39,675
   2,900    Boston Scientific Corp.(a).........      123,613
   9,850    Bristol-Myers Squibb Co............      717,819
  12,500    Johnson & Johnson Co...............      926,562
   5,700    Lilly (Eli) & Co...................      512,287
   4,500    Medtronic, Inc.....................      241,875
  23,900    Merck & Co., Inc...................    1,338,400
  12,200    Pfizer Inc.........................      651,175
   7,200    Schering-Plough Corp...............      370,800
     900    St. Jude Medical, Inc.(a)..........       56,925
   1,100    United States Surgical Corp........       29,425
   3,300    Upjohn Co..........................      147,263
   2,600    Warner Lambert Co..................      247,650
                                                 -----------
                                                   7,231,756
                                                 -----------
            Electronics--4.0%
   2,000    Advanced Micro Devices, Inc.(a)....       58,250
   2,500    Amdahl Corp.(a)....................       24,063
   4,184    AMP Inc............................      161,084
   2,400    Apple Computer, Inc................       89,400
     400    Cray Research, Inc.(a).............        8,850
     400    Data General Corp.(a)..............        4,150
   2,800    Digital Equipment Corp.(a).........      127,750
   1,100    EG&G, Inc..........................       21,450
   4,300    Emerson Electric Co................      307,450
     800    Harris Corp........................       43,900
   9,900    Hewlett-Packard Co.................      825,412
  15,900    Intel Corp.........................      955,987
  11,400    Motorola, Inc......................      870,675
   2,300    National Semiconductors Corp.(a)...       63,538
     800    Perkin Elmer Corp..................       28,500
   1,300    Tandy Corp.........................       78,975
     600    Tektronix, Inc.....................       35,400
   3,700    Texas Instruments Inc..............      295,537
     350    Thomas & Betts Corp................       22,619
     900    Zenith Electronics Corp.(a)........        7,763
                                                 -----------
                                                   4,030,753
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-31

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Financial Services--2.4%
   9,400    American Express Co................  $   417,125
   1,000    Beneficial Corp....................       52,250
   2,000    Block (H&R), Inc...................       76,000
   3,258    Dean Witter Discover & Co..........      183,262
   3,500    Federal Home Loan Mortgage Corp....      241,937
   5,350    Federal National Mortgage Assn.....      553,725
   2,300    First Data Corp....................      142,600
   1,900    Household International Corp.......      117,800
   2,850    MBNA Corp..........................      118,631
   3,400    Merrill Lynch & Co., Inc...........      212,500
   1,500    Morgan Stanley Group, Inc..........      144,188
   2,100    Salomon, Inc.......................       80,325
   1,350    Transamerica Corp..................       96,188
                                                 -----------
                                                   2,436,531
                                                 -----------
            Food & Beverage--2.3%
  10,596    Archer-Daniels-Midland Co..........      162,910
   4,800    Campbell Soup Co...................      241,200
   4,700    ConAgra, Inc.......................      186,237
   2,900    CPC International, Inc.............      191,400
     700    Fleming Cos., Inc..................       16,800
   3,050    General Mills, Inc.................      170,038
   1,200    Giant Foods, Inc...................       37,650
   4,700    Heinz (H.J.) Co....................      215,025
   1,500    Hershey Foods Corp.................       96,563
   4,250    Kellogg Co.........................      307,594
   2,600    Quaker Oats Co.....................       86,125
   2,000    Ralston Purina Co..................      115,750
   9,200    Sara Lee Corp......................      273,700
   3,500    Sysco Corp.........................       95,375
   2,300    Wrigley (W.M.) Junior Co...........      116,150
                                                 -----------
                                                   2,312,517
                                                 -----------
            Forest Products--1.5%
     900    Boise Cascade Corp.................       36,338
   1,900    Champion International Corp........      102,362
     160    Crown Vantage Inc.(a)..............        3,560
     900    Federal Paper Board, Inc...........       34,538
   1,750    Georgia Pacific Corp...............      153,125

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

   4,900    International Paper Co.............  $   205,800
   1,600    James River Corp...................       51,200
   3,100    Kimberly Clark Corp................      208,087
   2,100    Louisiana Pacific Corp.............       50,663
   1,000    Mead Corp..........................       58,625
     600    Potlatch Corp......................       24,525
   2,900    Scott Paper Co.....................      140,650
   1,900    Stone Container Corp...............       36,100
   1,100    Temple Inland Inc..................       58,575
   1,300    Union Camp Corp....................       74,912
   1,300    Westvaco Corp......................       59,313
   3,900    Weyerhaeuser Co....................      177,937
   1,000    Willamette Industries, Inc.........       66,750
                                                 -----------
                                                   1,543,060
                                                 -----------
            Gas Pipelines--0.5%
   3,018    Cinergy Corp.......................       84,127
   1,000    Columbia Gas System, Inc.(a).......       38,625
   1,800    Consolidated Natural Gas Co........       72,675
   4,900    Enron Corp.........................      164,150
   2,300    Noram Energy Corp..................       18,112
   2,900    Panhandle Eastern Corp.............       79,025
     700    Peoples Energy Corp................       19,250
   2,000    Williams Cos., Inc.................       78,000
                                                 -----------
                                                     553,964
                                                 -----------
            Hospital Management--0.9%
   1,900    Beverly Enterprises, Inc.(a).......       26,125
   8,552    Columbia Healthcare Corp...........      415,841
     700    Community Psychiatric Centers......        8,225
   1,200    Manor Care, Inc....................       40,800
   1,800    Service Corp. International........       70,425
     500    Shared Medical Systems Corp........       20,750
   4,000    Tenet Healthcare Corp.(a)..........       69,500
   3,000    U.S. HealthCare Inc................      106,125
   3,300    United Healthcare Corp.............      161,287
                                                 -----------
                                                     919,078
                                                 -----------
            Housing Construction
     700    Armstrong World Industries.........       38,850
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-32

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Insurance--3.1%
   2,200    Aetna Life & Casualty Co...........  $   161,425
            Alexander & Alexander Services,
     800      Inc..............................       19,400
   8,574    Allstate Corp......................      303,305
   4,000    American General Corp..............      149,500
            American International Group,
   9,212      Inc..............................      783,020
   1,650    Chubb Corp.........................      158,400
   1,450    CIGNA Corp.........................      150,981
   1,600    General Re Corp....................      241,600
     950    Jefferson-Pilot Corp...............       61,038
   1,800    Lincoln National Corp..............       84,825
   1,400    Marsh & McLennan Cos...............      123,025
   1,900    Providian Corp.....................       78,850
   1,200    SAFECO Corp........................       78,750
   1,600    St. Paul Companies, Inc............       93,400
   1,450    Torchmark Corp.....................       61,081
   6,131    Travelers, Inc.....................      325,709
   1,400    UNUM Corp..........................       73,850
   2,300    USF&G Corp.........................       44,563
     750    USLIFE Corp........................       21,938
   3,300    Wachovia Corp......................      142,312
                                                 -----------
                                                   3,156,972
                                                 -----------
            Leisure--0.9%
   1,100    Bally Entertainment Group(a).......       11,963
   2,000    Brunswick Corp.....................       40,500
  10,100    Disney (Walt) Co...................      579,487
     400    Handleman Co.......................        3,550
   1,900    Harrahs Entertainment Inc.(a)......       55,575
   1,800    Hasbro, Inc........................       56,025
     700    King World Productions, Inc.(a)....       25,637
   4,250    Mattel, Inc........................      124,844
     300    Outboard Marine Corp...............        6,450
                                                 -----------
                                                     904,031
                                                 -----------
            Lodging--0.1%
     900    Hilton Hotels Corp.................       57,488
   2,400    Marriott International, Inc........       89,700
                                                 -----------
                                                     147,188
                                                 -----------
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Machinery--0.9%
     600    Briggs & Stratton Corp.............  $    24,150
   3,800    Caterpillar Inc....................      216,125
     700    Cincinnati Milacron, Inc...........       22,050
   2,000    Cooper Industries, Inc.............       70,500
   1,700    Deere & Co.........................      138,337
   2,200    Dover Corp.........................       84,150
   1,600    Eaton Corp.........................       84,800
     700    Giddings & Lewis, Inc..............       12,206
   1,000    Harnischfeger Industries, Inc......       33,375
   2,100    Ingersoll Rand Co..................       78,750
     802    PACCAR Inc.........................       37,494
   1,450    Parker Hannifin Corp...............       55,100
     800    Snap-On Tools Corp.................       30,400
     600    Timken Co..........................       25,575
     800    Varity Corp.(a)....................       35,600
                                                 -----------
                                                     948,612
                                                 -----------
            Media--2.1%
   3,000    Capital Cities/ABC, Inc............      352,875
   1,220    CBS, Inc...........................       97,447
   4,550    Comcast Corp.......................       91,000
   3,000    Donnelley (R.R.) & Sons, Co........      117,000
   1,800    Dow Jones & Co., Inc...............       66,375
   3,300    Dun & Bradstreet Corp..............      190,987
   2,750    Gannett, Inc.......................      150,219
   1,500    Interpublic Group Cos., Inc........       59,625
     950    Knight-Ridder, Inc.................       55,694
   1,000    McGraw Hill, Inc...................       81,750
     600    Meredith Corp......................       23,850
   1,700    New York Times Co..................       46,538
   7,500    Time Warner, Inc...................      298,125
   2,100    Times Mirror Co....................       60,375
   1,300    Tribune Co.........................       86,288
   6,939    Viacom Inc.(a).....................      345,215
                                                 -----------
                                                   2,123,363
                                                 -----------
            Mineral Resources--0.8%
     800    ASARCO Inc.........................       25,200
            Barrick Gold Corp. (ADR)
   6,900      (Canada).........................      178,537

                                         See Notes to Financial Statements.
                                      B-33

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Mineral Resources, cont'd.
   1,850    Cyprus Minerals Co.................  $    52,031
   2,400    Echo Bay Mines, Ltd................       26,100
            Freeport-McMoRan Copper & Gold
   3,800      Inc..............................       97,375
   2,500    Homestake Mining Co................       42,500
   2,300    INCO, Ltd..........................       78,775
   1,698    Newmont Mining Corp................       72,165
   1,300    Phelps-Dodge Corp..................       81,413
     800    Pittston Minerals Group............       21,700
   4,600    Placer Dome, Inc...................      120,750
   2,240    Santa Fe Pacific Gold Corp.........       28,280
                                                 -----------
                                                     824,826
                                                 -----------
            Miscellaneous Basic Industry--4.4%
   1,700    Applied Materials, Inc.(a).........      173,825
            Bassett Furniture Industries,
     225      Inc..............................        5,653
   4,100    Browning Ferris Industries, Inc....      124,537
     600    Crane Co...........................       20,700
   1,300    Ecolab, Inc........................       35,913
     750    FMC Corp.(a).......................       57,000
  32,800    General Electric Co................    2,091,000
   1,000    General Signal Corp................       29,250
   1,000    Grainger (W.W.) Inc................       60,375
   2,300    Illinois Tool Works, Inc...........      135,412
   2,300    ITT Corp...........................      285,200
   1,100    Loews Corp.........................      160,050
   1,500    Mallinckrodt Group Inc.............       59,438
     900    Millipore Corp.....................       33,750
     400    Morrison Knudsen Corp..............        3,100
     150    NACCO Industries, Inc..............        8,906
   2,033    Pall Corp..........................       47,267
   3,900    PPG Industries, Inc................      181,350
   1,127    Teledyne, Inc......................       30,212
   1,600    Textron, Inc.......................      109,200
     600    Trinova Corp.......................       20,250
   1,200    TRW Inc............................       89,250
   1,500    Tyco International Ltd.............       94,500
   2,400    United Technologies Corp...........      212,100
   7,500    Westinghouse Electric Corp.........      112,500
   9,300    WMX Technologies, Inc..............      265,050

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

     100    Zurn Industries, Inc...............  $     2,538
                                                 -----------
                                                   4,448,326
                                                 -----------
            Miscellaneous Consumer Growth--1.8%
   1,300    Allergan, Inc......................       43,388
   1,400    American Greetings Corp............       42,700
   1,600    Black & Decker Corp................       54,600
   4,500    Corning, Inc.......................      128,812
   1,900    Dial Corp..........................       47,025
   6,600    Eastman Kodak Co...................      391,050
     700    Jostens, Inc.......................       16,450
            Minnesota Mining & Manufacturing
   8,100      Co...............................      457,650
     800    Polaroid Corp......................       31,800
   1,300    Premark International Inc..........       66,137
   3,000    Rubbermaid, Inc....................       82,875
   3,100    Unilever N.V.......................      403,000
   2,000    Whitman Corp.......................       41,250
                                                 -----------
                                                   1,806,737
                                                 -----------
            Office Equipment & Supplies--1.9%
   1,100    Alco Standard Corp.................       93,225
   1,000    Avery Dennison Corp................       42,000
   5,100    Compaq Computer Corp.(a)...........      246,712
   2,500    Honeywell, Inc.....................      107,188
            International Business Machines
  11,000      Corp.............................    1,038,125
   2,900    Pitney Bowes, Inc..................      121,800
   3,500    Unisys Corp.(a)....................       27,563
   2,150    Xerox Corp.........................      288,906
                                                 -----------
                                                   1,965,519
                                                 -----------
            Petroleum--6.7%
   1,800    Amerada Hess Corp..................       87,525
   9,600    Amoco Corp.........................      615,600
   1,100    Ashland Oil, Inc...................       36,713
   3,150    Atlantic Richfield Co..............      338,231
   2,400    Burlington Resources Inc...........       93,000
  12,600    Chevron Corp.......................      612,675
  24,050    Exxon Corp.........................    1,737,612

                                         See Notes to Financial Statements.
                                      B-34

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum, cont'd.
   1,000    Kerr McGee Corp....................  $    55,500
     700    Louisiana Land & Exploration Co....       24,938
   7,700    Mobil Corp.........................      767,112
   6,300    Occidental Petroleum Corp..........      138,600
     900    Pennzoil Co........................       39,488
   5,100    Phillips Petroleum Co..............      165,750
            Royal Dutch Petroleum Co. (ADR)
  10,400      (Netherlands)....................    1,276,600
            Santa Fe Energy Resources,
   1,700      Inc.(a)..........................       16,150
   1,500    Sun Co., Inc.......................       38,625
   3,500    Tenneco, Inc.......................      161,875
   5,000    Texaco, Inc........................      323,125
   4,800    Unocal Corp........................      136,800
   5,600    USX Marathon Corp..................      110,600
   1,100    Western Atlas, Inc.(a).............       52,112
                                                 -----------
                                                   6,828,631
                                                 -----------
            Petroleum Services--0.6%
   2,600    Baker Hughes Inc...................       52,975
   3,400    Dresser Industries, Inc............       81,175
   2,200    Halliburton Co.....................       91,850
     500    Helmerich & Payne, Inc.............       14,063
   1,000    McDermott International, Inc.......       19,750
   1,900    Oryx Energy Co.(a).................       24,700
   1,400    Rowan Cos., Inc.(a)................       10,500
   4,700    Schlumberger, Ltd..................      306,675
   1,600    Sonat Inc..........................       51,200
                                                 -----------
                                                     652,888
                                                 -----------
            Railroads--0.8%
   1,765    Burlington Northern Inc............      127,975
   1,500    Consolidated Rail Corp.............      103,125
   2,000    CSX Corp...........................      168,250
   2,500    Norfolk Southern Corp..............      186,875
   4,000    Union Pacific Corp.................      265,000
                                                 -----------
                                                     851,225
                                                 -----------
            Restaurants--0.6%
   3,150    Darden Restaurants Inc.............       36,225

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

     400    Luby's Cafeterias, Inc.............  $     8,600
  13,400    McDonald's Corp....................      512,550
            Ryan's Family Steak Houses,
     900      Inc.(a)..........................        7,088
     700    Shoney's Inc.(a)...................        7,700
   2,100    Wendy's International, Inc.........       44,362
                                                 -----------
                                                     616,525
                                                 -----------
            Retail--4.3%
   4,900    Albertsons, Inc....................      167,212
   2,800    American Stores Co.................       79,450
     300    Brown Group, Inc...................        5,513
      39    Bruno's, Inc.......................          444
   1,700    Charming Shoppes, Inc..............        7,650
   1,900    Circuit City Stores, Inc...........       60,087
   1,400    Dayton Hudson Corp.................      106,225
   2,200    Dillard Department Stores, Inc.....       70,125
   2,800    Gap, Inc...........................      100,800
            Great Atlantic & Pacific Tea
     700      Inc..............................       19,600
   1,300    Harcourt General, Inc..............       54,438
   9,266    Home Depot, Inc....................      369,482
   8,800    K mart Corp........................      127,600
   2,400    Kroger Co.(a)......................       81,900
   7,000    Limited, Inc.......................      133,000
   1,500    Liz Claiborne, Inc.................       37,875
     400    Longs Drug Stores Corp.............       16,600
   4,800    May Department Stores Co...........      210,000
   2,000    Melville Corp......................       69,000
     700    Mercantile Stores, Inc.............       31,500
   3,200    Newell Co..........................       79,200
   1,400    NIKE, Inc..........................      155,575
   1,600    Nordstrom, Inc.....................       66,800
   4,400    Penney (J.C.), Inc.................      218,350
   1,200    Pep Boys - Manny, Moe & Jack.......       32,550
   3,752    Price Costco, Inc.(a)..............       64,253
   1,600    Reebok International, Ltd..........       55,000
   1,500    Rite-Aid Corp......................       42,000
   7,500    Sears Roebuck & Co.................      276,562
   1,600    Sherwin Williams Co................       56,000
   1,100    Stride Rite Corp...................       12,513
   1,400    Supervalue, Inc....................       41,125
   1,400    TJX Companies, Inc.................       16,625

                                         See Notes to Financial Statements.
                                      B-35

                THE PRUDENTIAL       STOCK INDEX FUND
(LOGO)          INSTITUTIONAL        PORTFOLIO OF INVESTMENTS
                FUND                 SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Retail, cont'd.
   5,300    Toys 'R' Us Inc.(a)................  $   143,100
  44,400    Wal-Mart Stores, Inc...............    1,104,450
   4,800    Walgreen Co........................      134,400
   1,500    Winn-Dixie Stores, Inc.............       89,437
   2,600    Woolworth Corp.....................       40,950
                                                 -----------
                                                   4,377,391
                                                 -----------
            Rubber--0.2%
   1,700    Cooper Tire & Rubber...............       41,225
     500    Goodrich (B.F.) Co.................       32,938
   2,900    Goodyear Tire & Rubber Co..........      114,187
                                                 -----------
                                                     188,350
                                                 -----------
            Steel--0.2%
   1,900    Armco Inc.(a)......................       12,350
   1,800    Bethlehem Steel Corp.(a)...........       25,425
   1,000    Inland Steel Industries, Inc.......       22,750
   1,700    Nucor Corp.........................       76,075
   1,500    USX Corp. - U.S. Steel Group.......       46,500
   1,850    Worthington Industries, Inc........       33,994
                                                 -----------
                                                     217,094
                                                 -----------
            Telecommunications--1.3%
   3,700    ALLTEL Corp........................      110,538
     750    Andrew Corp.(a)....................       45,844
   2,200    DSC Communications Corp.(a)........      130,350
  13,000    MCI Communications Corp............      338,812
   4,900    Northern Telecom Ltd...............      174,562
   1,500    Scientific Atlanta, Inc............       25,313
   6,800    Sprint Corp........................      238,000
  12,500    Tele Communications, Inc.(a).......      218,750
   1,700    Tellabs, Inc.(a)...................       71,613
                                                 -----------
                                                   1,353,782
                                                 -----------
            Textiles--0.2%
   1,500    Fruit of the Loom, Inc.(a).........       30,938
            National Service Industries,
   1,000      Inc..............................       29,250
     700    Russell Corp.......................       17,850

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
     400    Springs Industries, Inc............  $    15,700
   1,200    VF Corp............................       61,200
                                                 -----------
                                                     154,938
                                                 -----------
            Tobacco--1.6%
   3,700    American Brands Inc................      156,325
  16,250    Philip Morris Cos., Inc............    1,356,875
   3,800    UST, Inc...........................      108,775
                                                 -----------
                                                   1,621,975
                                                 -----------
            Trucking & Shipping--0.2%
     900    Consolidated Freightways, Inc......       22,275
   1,100    Federal Express Corp.(a)...........       91,300
   5,600    Laidlaw Inc........................       49,000
     800    Roadway Services, Inc..............       39,800
   1,400    Ryder System, Inc..................       35,525
     400    Yellow Corp........................        5,500
                                                 -----------
                                                     243,400
                                                 -----------

            Utility-Communications--6.6%
   9,600    AirTouch Communications(a).........      294,000
  10,700    Ameritech Corp.....................      557,737
  30,700    AT&T Corp..........................    2,018,525
   8,500    Bell Atlantic Corp.................      521,687
   9,600    BellSouth Corp.....................      702,000
  18,700    GTE Corp...........................      733,975
   8,300    NYNEX Corp.........................      396,325
   8,200    Pacific Telesis Group..............      252,150
  11,800    SBC Communications Inc.............      649,000
   9,100    U.S. West, Inc.....................      428,838
   4,200    Unicom Corp........................      127,050
                                                 -----------
                                                   6,681,287
                                                 -----------
            Utility-Electric--2.8%
   3,600    American Electric Power, Inc.......      130,950
   2,700    Baltimore Gas & Electric Co........       69,863
   3,000    Carolina Power & Light Co..........      100,875

                                         See Notes to Financial Statements.
                                      B-36

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Utility - Electric, cont'd.
   3,600    Central & South West Corp..........  $    91,800
   4,500    Consolidated Edison Co.............      136,687
   2,800    Detroit Edison Co..................       90,300
   3,400    Dominion Resources, Inc............      127,925
   4,000    Duke Power Co......................      173,500
   4,300    Entergy Corp.......................      112,337
   3,600    FPL Group, Inc.....................      147,150
   2,200    General Public Utilities Corp......       68,475
   2,500    Houston Industries, Inc............      110,312
   2,800    Niagara Mohawk Power Corp..........       36,750
   1,300    Northern States Power Co...........       58,988
   3,000    Ohio Edison Co.....................       68,250
   1,700    Pacific Enterprises................       42,713
   8,200    Pacific Gas & Electric Co..........      244,975
   5,400    Pacificorp.........................      102,600
   4,300    PECO Energy Co.....................      123,087
   4,700    Public Service Enterprise Group....      139,825
   8,700    SCE Corp...........................      154,425
  12,800    Southern Co........................      302,400
   4,400    Texas Utilities Co.................      153,450
   2,000    Union Electric Co..................       74,750
                                                 -----------
                                                   2,862,387
                                                 -----------
            Total common stocks
            (cost $67,756,491).................   83,284,748
                                                 -----------
Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             SHORT-TERM INVESTMENTS--12.9%
             U. S. Government--0.7%
             United States Treasury Bills
$ 550(b)     5.31%, 12/14/95...................  $   544,003
  150(b)     5.41%, 12/14/95...................      148,350
                                                 -----------
                                                     692,353
                                                 -----------
             Repurchase Agreement--12.2%
  12,494     Joint Repurchase Agreement
               Account,
             6.39%, 10/2/95 (Note 5)...........   12,494,000
                                                 -----------
             Total short-term investments
             (cost $13,186,353)................   13,186,353
                                                 -----------
             Total Investments--94.6%
             (cost $80,942,844; Note 4)........   96,471,101
             Other assets in excess of
               liabilities--5.4%...............    5,473,465
                                                 -----------
             Net Assets--100%..................  $101,944,566
                                                 -----------
                                                 -----------

 --------
   (a) Non-income producing security.
   (b) Pledged as initial margin on futures contracts.
 ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                THE PRUDENTIAL          INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS
              Common Stocks--94.5%
              Argentina--2.3%
    35,000    Telecom Argentina (ADR)  .........  $ 1,465,625
                (Utilities)
    95,000    YPF Sociedad Anonima (ADR)  ......    1,710,000
                (Oil & Gas)                       -----------
                                                    3,175,625
                                                  -----------
              Australia--7.3%
   800,000    CSR, Ltd.  .......................    2,662,008
                (Multi-Industry)
   540,000    Mayne Nickless Ltd.  .............    2,560,519
                (Multi-Industry)
   270,000    National Australia Bank Ltd.  ....    2,389,001
                (Commercial Banking)
   900,000    Pioneer International Ltd.  ......    2,382,195
                (Building Materials &             -----------
                Components)
                                                    9,993,723
                                                  -----------
              Canada--4.6%
   100,000    Bank of Nova Scotia  .............    2,104,675
                (Commercial Banking)
              Canadian Tire Corp., Ltd.,
   210,000    Class A  .........................    2,366,362
                (Automotive Parts)
   145,000    MacMillan Bloedel Ltd.  ..........    1,782,455
                (Forestry & Paper)                -----------
                                                    6,253,492
                                                  -----------
                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Finland--2.5%
   140,000    Enso-Gutzeit Oy, Class R  ........  $ 1,186,316
                (Forestry & Paper)
   124,000    Outokumpu Oy  ....................    2,205,966
                (Metals - Non Ferrous)            -----------
                                                    3,392,282
                                                  -----------
              France--5.7%
    12,000    Chargeurs S.A.  ..................    2,484,523
                (Multi-Industry)
    30,075    Christian Dior S.A.  .............    2,734,923
                (Textiles & Apparel)
    19,000    Peugeot S.A.  ....................    2,595,555
                (Automobile Manufacturing)        -----------
                                                    7,815,001
                                                  -----------
              Germany--1.7%
     7,000    Volkswagen A.G.  .................    2,272,059
                (Automobile Manufacturing)        -----------
              Italy--0.7%
   890,000    Bca Fideuram S.P.A.  .............      992,565
                (Financial Services)              -----------
              Japan--5.9%
   263,000    Hitachi Ltd.  ....................    2,857,545
                (Electrical Equipment)
   165,000    Matsushita Electric Industrial        2,523,139
                Co., Ltd. .
                (Electrical Equipment)
    51,000    Sony Corp.  ......................    2,637,223
                (Electronics)                     -----------
                                                    8,017,907
                                                  -----------

                                         See Notes to Financial Statements.
                                      B-38

                THE PRUDENTIAL         INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Netherlands--11.3%
    20,000    AKZO N.V.  .......................  $ 2,400,650
                (Chemicals)
    30,000    Gamma Holding N.V.  ..............    1,349,663
                (Textiles & Apparel)
    52,000    Internationale - Nederlanden Groep    3,018,495
                N.V. .
                (Insurance)
    77,000    KLM Royal Dutch Airlines  ........    2,699,138
                (Airline/Military Technology)
    65,000    Knp Bt (kon) Nv  .................    1,929,205
                (Forestry & Paper)
    84,000    Pakhoed Holdings N.V.  ...........    2,461,635
                (Energy Equipment & Services)
    63,000    Stork N.V.  ......................    1,574,606
                (Machinery & Engineering)         -----------
                                                   15,433,392
                                                  -----------
              New Zealand--3.6%
   700,000    Fisher & Paykel Industries Ltd.       2,165,471
                 ...............................
                (Consumer Durable Goods)
 1,320,000    Lion Nathan Ltd.  ................    2,762,851
                (Beverages & Tobacco)             -----------
                                                    4,928,322
                                                  -----------
              Norway--7.5%
   195,000    Aker A.S.  .......................    2,827,438
                (Multi-Industry)
   101,000    Hafslund Nycomed A.S.  ...........    2,623,168
                (Health & Personal Care)
    65,000    Orkla A.S.  ......................    2,899,936
                (Food & Household Products)
   127,900    Unitor Shipping Service, A.S.  ...    1,956,405
                (Business & Public Services)      -----------
                                                   10,306,947
                                                  -----------

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              South Korea--7.4%
    85,000    Korea Zinc  ......................  $ 2,135,512
                (Metals - Non Ferrous)
    30,575    Lucky Development Co.  ...........      704,475
                (Construction & Housing)
     4,500    Pohang Iron & Steel Co., Ltd.  ...      388,375
                (Metals - Steel)
    13,134    Samsung Electronics Co., Ltd.  ...    2,829,572
                (Manufacturing)
     2,599    Samsung Electronics Co., Ltd., new
                shares..........................      556,542
              (Manufacturing)
    35,000    Sam Yang Co.  ....................    1,298,490
                (Misc. Materials & Commodities)
    60,020    Tong Yang Cement Corp.  ..........    2,117,342
                (Construction & Housing)          -----------
                                                   10,030,308
                                                  -----------
              Spain--5.9%
    87,000    Banco Bilbao Vizcaya  ............    2,678,116
                (Commercial Banking)
    21,000    Banco de Andalucia  ..............    2,726,963
                (Commercial Banking)
   355,000    Iberdrola  .......................    2,685,974
                (Utilities)                       -----------
                                                    8,091,053
                                                  -----------
              Sweden--7.5%
    47,000    Electrolux AB  ...................    2,245,708
                (Appliances)
    95,000    Pharmacia AB  ....................    2,854,971
                (Commercial Banking)
   132,000    SKF International AB  ............    2,910,967
                (Consumer Goods)

                                         See Notes to Financial Statements.
                                      B-39

                THE PRUDENTIAL         INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Sweden, cont'd.
    90,000    Volvo AB  ........................  $ 2,205,278
                (Automobile Manufacturing)        -----------
                                                   10,216,924
                                                  -----------
              Switzerland--11.0%
     4,100    Ciba-Geigy Ltd.  .................    3,284,256
                (Chemicals)
     3,500    Hero  ............................    1,680,363
                (Food & Household Products)
    11,000    Merkur Holding AG  ...............    2,531,142
                (Merchandising)
     4,000    SMH-Swiss Corp. for
                Microelectronics and Watchmaking
                Industries Ltd..................    2,595,156
              (Electronics)
     4,500    Sulzer Brothers Ltd.  ............    2,608,131
                (Machinery & Engineering)
     8,500    Zurich Insurance Co.  ............    2,382,353
                (Insurance)                       -----------
                                                   15,081,401
                                                  -----------
              United Kingdom--9.6%
   270,076    Allied-Domecq PLC  ...............    2,293,666
                (Beverages & Tobacco)

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
   445,000    Lloyds Abbey Life PLC  ...........  $ 3,173,557
                (Insurance)
   210,000    National Westminster Bank PLC  ...    2,105,613
                (Commercial Banking)
   385,000    Takare  ..........................    1,363,888
                (Commercial Banking)
   470,000    Tesco PLC  .......................    2,319,116
                (Food & Household Products)
   196,000    Whitbread PLC  ...................    1,900,144
                (Beverages & Tobacco)             -----------
                                                   13,155,984
                                                  -----------
              Total common stocks
              (cost $111,841,426)...............  129,156,985
                                                  -----------
Principal
  Amount
  (000)       SHORT-TERM INVESTMENT
----------
              Repurchase Agreement--6.0%
$    8,175    Joint Repurchase Agreement
                Account,
              6.39%, 10/2/95 (Note 5)
              (cost $8,175,000).................    8,175,000
                                                  -----------
              Total Investments--100.5%
              (cost $120,016,426; Note 4).......  137,331,985
              Liabilities in excess of other
                assets--(0.5%)..................     (646,763)
                                                  -----------
              Net Assets--100%..................  $136,685,222
                                                  -----------
                                                  -----------

---------------
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.
                THE PRUDENTIAL        ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL         PORTFOLIO OF INVESTMENTS
                FUND                  SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--80.9%
            Common Stocks--47.3%
            Aerospace/Defense--0.5%
  10,500    Boeing Co..........................  $   716,625
                                                 -----------
            Airlines--1.4%
  12,100    Delta Airlines, Inc................      837,925
   6,300    UAL Corp...........................    1,076,513
                                                 -----------
                                                   1,914,438
                                                 -----------
            Automobiles & Trucks--1.8%
  51,600    General Motors Corp................    2,418,750
                                                 -----------
            Banking--2.8%
  38,400    Boatmen's Bancshares...............    1,420,800
   9,300    Chemical Banking Corp..............      566,138
  17,800    Fleet Financial Group, Inc.........      671,950
 102,300    Hibernia Corp......................    1,035,787
                                                 -----------
                                                   3,694,675
                                                 -----------
            Capital Goods--0.7%
  20,900    Duracell International, Inc........      937,888
                                                 -----------
            Chemicals--0.8%
  41,600    Dexter Corp........................    1,060,800
                                                 -----------
            Commercial Services--1.5%
  19,850    CUC International, Inc.(a).........      692,269
  30,900    York International Corp............    1,301,662
                                                 -----------
                                                   1,993,931
                                                 -----------
            Computer Software & Services--0.4%
   6,800    Novell, Inc.(a)....................      124,100
  13,700    Symbol Technologies, Inc.(a).......      453,812
                                                 -----------
                                                     577,912
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Diversified Gas--0.3%
  10,300    Coastal Corp.......................  $   346,338
                                                 -----------
            Drugs & Medical Supplies--0.9%
            Smith Kline Beecham PLC (ADR)
  17,700      (United Kingdom).................      896,063
  19,600    Vertex Pharmaceuticals, Inc........      367,500
                                                 -----------
                                                   1,263,563
                                                 -----------
            Electronics--3.1%
  22,000    Hewlett-Packard Co.................    1,834,250
  22,700    Intel Corp.........................    1,364,837
  24,700    International Rectifier Corp.(a)...      994,175
                                                 -----------
                                                   4,193,262
                                                 -----------
            Financial Services--0.5%
  13,000    The PMI Group Inc..................      615,875
                                                 -----------
            Forest Products--0.9%
  13,900    Georgia Pacific Corp...............    1,216,250
                                                 -----------
            Insurance--2.8%
   8,000    Aetna Life & Casualty Co...........      587,000
  30,700    CIGNA Corp.........................    3,196,637
                                                 -----------
                                                   3,783,637
                                                 -----------
            Leisure--0.6%
  37,200    Brunswick Corp.....................      753,300
                                                 -----------
            Lodging--1.2%
  24,500    Hilton Hotels Corp.................    1,564,938
                                                 -----------
            Machinery--0.6%
  23,547    Harnischfeger Industries, Inc......      785,881
                                                 -----------
            Media--5.5%
  17,700    Dow Jones & Co., Inc...............      652,688

                                         See Notes to Financial Statements.
                                      B-41

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media, cont'd.
  13,800    Dun & Bradstreet Corp..............  $   798,675
  11,900    McGraw-Hill, Inc...................      972,825
            News Corp. Ltd. (ADR)
  35,400      (Australia)......................      778,800
  71,800    New York Times Co..................    1,965,525
  10,300    Omnicom Group......................      670,787
   8,100    Scholastic Corp.(a)................      508,275
  14,700    Tribune Co.........................      975,712
                                                 -----------
                                                   7,323,287
                                                 -----------
            Mineral Resources--1.5%
  47,974    Newmont Mining Corp................    2,038,895
                                                 -----------
            Miscellaneous Basic Industry--6.4%
  62,900    Avalon Properties, Inc.............    1,281,587
  20,200    Champion International Corp........    1,088,275
  11,200    ITT Corp...........................    1,388,800
  26,400    Mead Corp..........................    1,547,700
  25,300    Reynolds Metals Co.................    1,461,075
   8,500    United Technologies Corp...........      751,188
  40,000    Wellman Inc........................      980,000
                                                 -----------
                                                   8,498,625
                                                 -----------
            Miscellaneous Consumer Growth--0.4%
   8,600    Eastman Kodak Co...................      509,550
                                                 -----------
            Office Equipment & Supplies--2.0%
  41,200    Apple Computer, Inc................    1,534,700
   9,300    Compaq Computer Corp.(a)...........      449,887
   5,000    Xerox Corp.........................      671,875
                                                 -----------
                                                   2,656,462
                                                 -----------
            Petroleum--0.5%
  15,700    Tenneco, Inc.......................      726,125
                                                 -----------
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum Services--1.4%
  18,500    Anadarko Petroleum Corp............  $   876,438
  43,400    Dresser Industries, Inc............    1,036,175
                                                 -----------
                                                   1,912,613
                                                 -----------
            Railroads--1.4%
  10,901    Southern Pacific Rail Corp.(a).....      264,349
  24,400    Union Pacific Corp.................    1,616,500
                                                 -----------
                                                   1,880,849
                                                 -----------
            Retail--1.5%
   9,800    Harcourt General, Inc..............      410,375
  84,000    Limited, Inc.......................    1,596,000
                                                 -----------
                                                   2,006,375
                                                 -----------
            Steel--0.3%
  12,300    USX Corp. - U.S. Steel Group.......      381,300
                                                 -----------
            Technology--1.8%
  19,700    Adobe Systems, Inc.................    1,019,475
   8,605    Chiron Corp.(a)....................      778,753
  30,600    Pyxis Corp.(a).....................      592,875
                                                 -----------
                                                   2,391,103
                                                 -----------
            Telecommunications--2.8%
  78,300    MCI Communications Corp............    2,040,694
  17,300    QUALCOMM Inc.(a)...................      793,637
            Vodafone Group PLC (ADR) (United
  20,600      Kingdom).........................      844,600
                                                 -----------
                                                   3,678,931
                                                 -----------
            Trucking & Shipping--1.0%
  50,700    Ryder System, Inc..................    1,286,513
                                                 -----------
            Total common stocks
            (cost $52,575,805).................   63,128,691
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-42

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             DEBT OBLIGATIONS--33.6%
             U. S. Government Securities
             United States Treasury Notes,
 $ 3,015     8.875%, 11/15/98.................  $  3,263,255
   5,510     7.50%, 11/15/01..................     5,900,879
  17,435     6.25%, 2/15/03...................    17,532,985
  14,750     5.75%, 8/15/03...................    14,351,308
             United States Treasury Bonds,
   3,230     7.875%, 2/15/21..................     3,703,905
                                                ------------
             Total debt obligations
             (cost $43,190,765)...............    44,752,332
                                                ------------
             Total long-term investments
             (cost $95,766,570)...............   107,881,023
                                                ------------
             SHORT-TERM INVESTMENTS
             Repurchase Agreement--19.2%
  25,625     Joint Repurchase Agreement Account,
             6.39%, 10/2/95 (Note 5)
               (cost $25,625,000).............    25,625,000
                                                ------------
             Total Investments--100.1%
             (cost $121,391,570; Note 4)......   133,506,023
             Liabilities in excess of other
               assets--(0.1%).................      (154,136)
                                                ------------
             Net Assets--100%.................  $133,351,887
                                                ------------
                                                ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.


     See Notes to Financial Statements.

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--89.7%
            Common Stocks--45.7%
            Aerospace/Defense--0.5%
  15,100    Martin Marietta Corp...............  $   296,338
   2,100    Rockwell International Corp........       99,225
                                                 -----------
                                                     395,563
                                                 -----------
            Automobiles & Trucks--1.3%
   4,700    Allied Signal Automotive, Inc......      207,387
   5,000    Danaher Corp.......................      163,750
            General Motors Corp.
   4,000    Class E............................      182,000
  10,000    Class H............................      410,000
   3,700    Modine Manufacturing Co............      105,450
                                                 -----------
                                                   1,068,587
                                                 -----------
            Banking--2.8%
   7,400    Bank of Boston Corp................      352,425
  16,800    Bank of New York, Inc..............      781,200
   1,900    First Chicago Corp.................      130,387
   2,700    First Interstate Bank Corp.........      272,025
  23,600    Norwest Corp.......................      772,900
                                                 -----------
                                                   2,308,937
                                                 -----------
            Building Materials & Components--0.3%
   9,000    USG Corp.(a).......................      252,000
                                                 -----------
            Capital Goods--0.6%
            Fisher Scientific International,
  15,000      Inc..............................      485,625
                                                 -----------
            Chemicals--3.9%
   7,000    Agrium, Inc........................      256,845
   2,000    Air Products & Chemicals, Inc......      104,250
  10,400    Cytec Industries, Inc.(a)..........      601,900

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   8,000    duPont (E.I.) de Nemours & Co......  $   550,000
   3,000    Eastman Chemical Co................      192,000
   9,000    Grace (W.R.) & Co..................      600,750
            Imperial Chemical Inds. (ADR)
   8,000      (United Kingdom).................      406,000
   6,600    Olin Corp..........................      453,750
                                                 -----------
                                                   3,165,495
                                                 -----------
            Chemical-Specialty--1.0%
   7,500    Hanna (M.A.) Co....................      197,812
  10,600    Mississippi Chemical Corp..........      222,600
   3,100    OM Group, Inc......................       94,163
  36,100    Uniroyal Chemical Corp.(a).........      324,900
                                                 -----------
                                                     839,475
                                                 -----------
            Commercial Services--0.6%
  11,000    York International Corp............      463,375
                                                 -----------
            Computer Software & Services--0.5%
   6,000    Automatic Data Processing, Inc.....      408,750
                                                 -----------
            Construction--0.5%
  32,000    Giant Cement Holding Inc.(a).......      388,000
                                                 -----------
            Consumer Goods--1.6%
  13,000    Ethan Allen Interiors, Inc.(a).....      279,500
  13,000    Libbey, Inc........................      310,375
  16,000    Owens Corning Fiberglas Corp.(a)...      714,000
                                                 -----------
                                                   1,303,875
                                                 -----------
            Drugs & Medical Supplies--1.8%
  10,100    Baxter International Inc...........      415,362
   8,000    Schering-Plough Corp...............      412,000
  30,000    Whitman Corp.......................      618,750
                                                 -----------
                                                   1,446,112
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-44

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Electrical Equipment--0.9%
  14,000    Anixter International Inc.(a)......  $   579,250
   6,800    UCAR International Inc.(a).........      185,300
                                                 -----------
                                                     764,550
                                                 -----------
            Electronics--1.0%
   6,000    Emerson Electric Co................      429,000
   7,200    Oak Industries, Inc.(a)............      216,900
   2,500    Sundstrand Corp....................      161,875
                                                 -----------
                                                     807,775
                                                 -----------
            Financial Services--1.6%
  12,400    Dean Witter Discover & Co..........      697,500
  10,500    Equitable Companies, Inc...........      388,500
   4,700    Finova Group, Inc..................      209,150
                                                 -----------
                                                   1,295,150
                                                 -----------
            Food & Beverage--0.1%
   4,000    Sbarro, Inc........................       92,000
                                                 -----------
            Forest Products--0.4%
   7,000    Pentair, Inc.......................      315,000
                                                 -----------
            Freight Transportation--0.3%
   9,000    Pittston Services Group............      244,125
                                                 -----------
            Furniture
   1,900    INTERCO Inc.(a)....................       14,963
                                                 -----------
            Gas Pipelines--1.9%
  19,400    Cabot Oil & Gas Corp...............      264,325
  12,900    Enron Corp.........................      280,575
  15,700    Mesa, Inc.(a)......................       74,575

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
  11,000    Parker & Parsley Petroleum Co......  $   220,000
   6,700    Seagull Energy Corp.(a)............      135,675
  20,000    Total S.A. (ADR) (France)..........      602,500
                                                 -----------
                                                   1,577,650
                                                 -----------
            Health Care--0.3%
  10,000    Quorum Health Group(a).............      226,250
                                                 -----------
            Hospital Management--1.3%
  10,400    Columbia Healthcare Corp...........      505,700
  33,000    Tenet Healthcare Corp.(a)..........      573,375
                                                 -----------
                                                   1,079,075
                                                 -----------
            Insurance--3.7%
   7,300    Emphesys Financial Group, Inc......      271,013
   7,000    John Alden Financial Corp..........      158,375
   3,900    NAC Re Corp........................      141,375
   9,700    National Re Corp...................      343,137
  16,000    Penncorp Financial Group, Inc......      382,000
            Reinsurance Group of America,
  17,200      Inc..............................      606,300
  15,000    TIG Holdings, Inc..................      403,125
   6,000    Travelers, Inc.....................      318,750
  28,900    Western National Corp..............      397,375
                                                 -----------
                                                   3,021,450
                                                 -----------
            Machinery--1.5%
            Gardner Denver Machinery,
  26,000      Inc.(a)..........................      442,000
  10,000    IDEX Corp..........................      357,500
  17,100    United Dominion Inds...............      412,537
                                                 -----------
                                                   1,212,037
                                                 -----------
            Manufacturing--0.2%
   4,500    Parker-Hannifin Corp...............      171,000
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-45

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media--2.2%
  10,000    Comcast Corp.......................  $   198,750
  14,900    Cox Communications, Inc.(a)........      301,725
   9,400    Gannett, Inc.......................      513,475
            News Corp. Ltd. (ADR)
   6,000      (Australia)......................      119,250
  10,000    Time Warner, Inc...................      397,500
   9,437    Times Mirror Co....................      271,314
                                                 -----------
                                                   1,802,014
                                                 -----------
            Medical Technology--0.3%
   8,200    Guidant Corp.......................      239,850
                                                 -----------
            Mineral Resources--0.5%
  23,500    INDRESCO, Inc.(a)..................      420,063
                                                 -----------
            Miscellaneous Basic Industry--4.5%
  21,100    ADT Ltd.(a)........................      290,125
  15,600    Belden, Inc........................      409,500
   6,900    Crane Co...........................      238,050
  19,500    Ferro Corp.........................      485,062
   7,000    FMC Corp.(a).......................      532,000
   9,000    Illinois Tool Works, Inc...........      529,875
  17,960    Mark IV Industries, Inc............      399,610
  10,000    Tyco International Ltd.............      630,000
   2,500    United Technologies Corp...........      220,938
                                                 -----------
                                                   3,735,160
                                                 -----------
            Office Equipment & Supplies--0.6%
  12,100    Honeywell, Inc.....................      518,788
                                                 -----------
            Oil & Gas-Equipment & Services--0.8%
  20,700    Frontier Corp......................      551,138
   5,400    Vintage Petroleum, Inc.............      113,400
                                                 -----------
                                                     664,538
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum--1.2%
  30,000    Cross Timbers Oil Co...............  $   427,500
  18,000    Occidental Petroleum Corp..........      396,000
            Santa Fe Energy Resources,
  15,000      Inc.(a)..........................      142,500
                                                 -----------
                                                     966,000
                                                 -----------
            Petroleum Services--0.5%
  33,300    Oryx Energy Co.....................      432,900
                                                 -----------
            Publishing--0.3%
  17,000    American Publishing Co., Class A...      212,500
                                                 -----------
            Railroads--1.5%
   6,400    Burlington Northern Inc............      464,000
   8,900    Illinois Central Corp..............      348,212
   7,000    Union Pacific Corp.................      463,750
                                                 -----------
                                                   1,275,962
                                                 -----------
            Restaurants--0.1%
   4,300    Shoney's Inc.(a)...................       47,300
                                                 -----------
            Retail--1.4%
  50,000    Best Products, Inc.(a).............      425,000
  12,000    Dillard Department Stores, Inc.....      382,500
   4,900    Eckerd Corp.(a)....................      196,000
   4,100    Harcourt General, Inc..............      171,687
                                                 -----------
                                                   1,175,187
                                                 -----------
            Rubber--0.4%
   9,000    Goodyear Tire & Rubber Co..........      354,375
                                                 -----------
            Steel--0.1%
   3,000    Carpenter Technology Corp..........      117,375
                                                 -----------

                                         See Notes to Financial Statements.
                                      B-46

                THE PRUDENTIAL        BALANCED FUND
(LOGO)          INSTITUTIONAL         PORTFOLIO OF INVESTMENTS
                FUND                  SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Technology--0.8%
  14,500    Coltec Inds., Inc.(a)..............  $   174,000
  10,400    Litton Industries Inc.(a)..........      452,400
                                                 -----------
                                                     626,400
                                                 -----------
            Telecommunications--1.5%
  20,900    MCI Communications Corp............      544,706
  36,500    Tele Communications, Inc.(a).......      706,275
                                                 -----------
                                                   1,250,981
                                                 -----------
            Utility-Communications--0.4%
   9,100    AirTouch Communications(a).........      278,688
     600    WorldCom Inc.(a)...................       19,275
                                                 -----------
                                                     297,963
                                                 -----------
            Total common stocks
            (cost $31,721,047).................   37,484,175
                                                 -----------

Principal
 Amount
 (000)      DEBT OBLIGATIONS--44.0%
--------
            Asset Backed Securities--0.5%
            Standard Credit Card Master Trust
              I,
            Series 1995 Class - A1
$    400    8.25%, 1/7/07 (cost $444,938)......      438,872
                                                 -----------
            Corporate Bonds--7.2%
            African Development Bank,
     400    7.70%, 7/15/02.....................      424,732
            (Banking)
            American General Finance Corp.,
     400    7.25%, 5/15/05.....................      412,132
            (Financial Services)
            Comdisco Inc.,
     300    6.50%, 6/15/00.....................      296,730
            (Commercial Services)

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Consolidated Edison Co., Inc.,
$    300     6.625%, 2/1/02....................  $   299,175
             (Utilities)
             Detroit Edison Co.,
     350     6.34%, 3/15/00....................      346,038
             (Utilities)
             Federal Express Corp.,
     350     10.00%, 9/1/98....................      381,836
             (Shipping)
             Ford Motor Credit Co.,
     400     9.375%, 12/15/97..................      424,116
             (Financial Services)
             General Electric Capital Corp.,
     400     8.75%, 11/26/96...................      411,024
             (Financial Services)
             General Motors Acceptance Corp.,
     400     9.625%, 5/15/00...................      447,896
             (Financial Services)
             Greyhound Financial Corp.,
     100     8.50%, 5/1/98.....................      104,629
             (Financial Services)
             Hanson PLC.,
     400     7.375%, 1/15/03...................      413,828
             (Industrial) (United Kingdom)
             International Lease Finance Corp.,
     200     5.50%, 4/1/97.....................      197,634
             (Financial Services)
             Lehman Brothers, Inc.,
     200     7.125%, 7/15/02...................      198,082
             (Financial Services)
             Norwest Corp.,
     300     7.125%, 4/1/00....................      307,899
             (Banking)
             Salomon, Inc.,
     200     8.64%, 2/27/98....................      207,340
             (Financial Services)

                                         See Notes to Financial Statements.
                                      B-47

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Corporate Bonds, cont'd.
             Sears Roebuck & Co.,
$    100     9.48%, 7/24/01....................  $   113,359
             (Retail)
             Sears Roebuck Acceptance Corp.,
     300     6.75%, 9/15/05....................      297,726
             (Financial Services)
             Texas Utilities Co.,
     300     6.375%, 8/1/97....................      299,787
             (Utilities)
             Union Oil Co.,
     300     7.75%, 4/20/05....................      316,758
                                                 -----------
             (Petroleum)
             Total corporate bonds
             (cost $5,852,940).................    5,900,721
                                                 -----------
             U. S. Government Securities--36.3%
             United States Treasury Bonds,
   1,600     10.75%, 8/15/05...................    2,120,256
   6,300     11.25%, 2/15/15...................    9,473,625
             United States Treasury Notes,
   3,700     6.00%, 11/30/97...................    3,709,250
     400     5.625%, 1/31/98...................      397,688
   4,325     9.00%, 5/15/98....................    4,644,661
   5,500     6.375%, 1/15/99...................    5,565,285
   2,000     7.50%, 10/31/99...................    2,105,940

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             United States Treasury Notes,
$    150     7.75%, 11/30/99...................  $   159,421
   1,100     6.375%, 8/15/02...................    1,116,324
     500     7.25%, 8/15/04....................      534,610
                                                 -----------
             Total U. S. Government Securities
               (cost $29,249,979)..............   29,827,060
                                                 -----------
             Total debt obligations
               (cost $35,547,857)..............   36,166,653
                                                 -----------
             Total long-term investments
               (cost $67,268,904)..............   73,650,828
                                                 -----------
             SHORT-TERM INVESTMENT
             Repurchase Agreement--8.9%
   7,338     Joint Repurchase Agreement
               Account,
             6.39%, 10/2/95 (Note 5)
               (cost $7,338,000)...............    7,338,000
                                                 -----------
             Total Investments--98.6%
             (cost $74,606,904; Note 4)........   80,988,828
             Other assets in excess of
             liabilities--1.4%.................    1,121,118
                                                 -----------
             Net Assets--100%..................  $82,109,946
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.

                THE PRUDENTIAL         INCOME FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS--95.9%
              Asset Backed Securities--4.0%
              Nationsbank Credit Card Trust,
$      500    Series 1995-1, 6.45%, 4/15/03....  $    501,875
              Prime Credit Card
       500    Series 1995-1, 6.75%, 11/15/05...       500,000
              Standard Credit Card Trust,
       500    Series 1994-4, 8.25%, 11/07/03...       541,090
       500    Series 1995-1, 8.25%, 1/07/07....       548,590
                                                 ------------
              Total asset backed securities
              (cost $2,084,823)................     2,091,555
                                                 ------------
              Corporate Bonds--23.9%
              African Development Bank,
       500    7.75%, 12/15/01..................       529,150
              (Financial Services)
              American General Finance Corp.,
       500    7.25%, 5/15/05...................       515,165
              (Financial Services)
              Associates Corp. of North
                America,
                (Financial Services)
       500    6.625%, 6/15/05..................       493,845
       400    7.25%, 5/15/98...................       409,296
              Columbia Healthcare Corp,
       500    7.58%, 9/15/25...................       512,500
              (Hospital Management)
              Comdisco Inc.,
       500    6.50%, 6/15/00...................       494,550
              (Commercial Services)
              Detroit Edison Co.,
       500    6.34%, 3/15/00...................       494,340
              (Utilities)
              Digital Equipment Corp.,
       250    7.125%, 10/15/02.................       243,505
              (Electronics)
              Dresdner Bank AG,
       500    7.25%, 9/15/15...................       501,040
              (Banking) (Germany)
Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Equity Lord Realty Corp.,
$      300    10.50%, 12/30/97.................  $    316,875
              (Real Estate)
              Federal Express Corp.,
       500    10.00%, 9/01/98..................       545,480
              (Shipping)
              General Electric Capital Corp.,
       500    7.95%, 2/02/98...................       518,360
              (Financial Services)
              General Motors Acceptance Corp.,
       350    8.00%, 4/10/97...................       358,981
              (Financial Services)
              Grand Metropolitan Investment
                Corp.,
       800    Zero Coupon, 1/06/04.............       454,656
              (Financial Services) (United Kingdom)
              Household Finance Corp.,
     1,000    6.375%, 6/30/00..................       993,560
              (Financial Services)
              Hydro Quebec,
       500    8.00%, 2/01/13...................       525,450
              (Utilities) (Canada)
              IC Industries Financial Corp.,
       705    8.00%, 7/01/96...................       714,166
              (Financial Services)
              Intermediate American Development
                Bank,
       435    8.50%, 3/15/11...................       501,046
              (Banking)
              International Lease Finance
                Corp.,
       300    5.50%, 4/01/97...................       296,451
              (Financial Services)
              Lehman Brothers Holdings, Inc.,
       400    7.625%, 7/15/99..................       409,120
              (Financial Services)
              Petroliam Nasional Berhad,
       500    7.75%, 8/15/15...................       511,100
              (Petroleum)

                                         See Notes to Financial Statements.

                THE PRUDENTIAL       INCOME FUND
(LOGO)          INSTITUTIONAL        PORTFOLIO OF INVESTMENTS
                FUND                 SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Corporate Bonds, cont'd.
              Salomon, Inc.,
$      400    8.64%, 2/27/98...................  $    414,680
              (Financial Services)
              Sears Roebuck Acceptance Corp.,
       500    6.75%, 9/15/05...................       496,210
              (Financial Services)
              SunAmerica, Inc.,
       275    6.58%, 1/15/02...................       270,281
              (Insurance)
              Tenneco Credit Corp.,
       400    10.125%, 12/01/97................       428,396
              (Financial Services)
              Time Warner Inc.,
       300    9.15%, 2/01/23...................       325,533
              (Media)
              Union Bank Finland, Ltd.,
       250    5.25%, 6/15/96...................       247,670
                                                 ------------
              (Banking) (Finland)
              Total corporate bonds
              (cost $12,342,321)...............    12,521,406
                                                 ------------
              Foreign Government Obligations--1.9%
              New Zealand Government Bond,
       500    10.50%, 7/16/00..................       541,721
              Province of Quebec,
       400    9.00%, 5/08/01...................       438,952
                                                 ------------
              Total foreign government
                obligations
              (cost $1,015,099)................       980,673
                                                 ------------
              U.S. Government and Agency Securities--66.1%
              Federal Home Loan Mortgage Corp.,
       802    7.00%, 7/01/08...................       804,823
       500    7.00%, 8/15/23...................       486,405

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Federal National Mortgage Assn.,
$      500    6.50%, 2/25/24...................  $    463,905
     1,000(a) 6.50%, 15 yr.....................       986,250
     1,000(a) 6.50%, 30 yr.....................       964,370
     2,268    7.00%, 9/25/23 - 7/01/24.........     2,236,387
     2,000(a) 7.50%, 30 yr.....................     2,012,500
     1,444    8.00%, 9/01/09 - 7/01/24.........     1,478,962
     1,493    9.50%, 1/01/25 - 3/01/25.........     1,577,843
              Government National Mortgage
                Assn.,
       843    7.00%, 2/15/09...................       849,303
     2,441(b) 7.00%, 30 yr.....................     2,413,594
       697    7.50%, 12/15/22 - 7/15/23........       707,019
     1,261    9.00%, 9/15/19 - 7/15/21.........     1,336,782
              Tennessee Valley Authority,
       600    7.25%, 7/15/43...................       590,646
              United States Treasury Bonds,
       200    7.625%, 2/15/25..................       226,468
       450    9.00%, 11/15/18..................       573,327
       200    9.25%, 2/15/16...................       257,406
     1,000    10.75%, 8/15/05..................     1,325,160
     1,350    12.00%, 8/15/13..................     1,986,403
              United States Treasury Notes,
     3,350    5.25%, 7/31/98...................     3,292,414
       650    5.625%, 1/31/98..................       646,243
     1,500    5.75%, 10/31/97..................     1,496,955
       500    5.875%, 3/31/99..................       498,670
       600    6.25%, 2/15/03...................       603,372
       150    6.375%, 8/15/02..................       152,226
     2,400    6.375%, 1/15/99..................     2,428,488
     2,100    8.625%, 8/15/97..................     2,202,375
              United States Treasury Strips,
     1,500    Zero Coupon, 2/15/08.............       676,680
     2,000    Zero Coupon, 8/15/08.............       870,400
       700    Zero Coupon, 8/15/11.............       244,657
       500    Zero Coupon, 11/15/11............       171,485
                                                 ------------
              Total U.S. government and
                agency securities
              (cost $33,818,383)...............    34,561,518
                                                 ------------

                                         See Notes to Financial Statements.
                                      B-50

                THE PRUDENTIAL         INCOME FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Total long-term investments
              (cost $49,260,626)...............  $ 50,155,152
                                                 ------------
              SHORT-TERM INVESTMENT
              Repurchase Agreement--14.3%
              Joint Repurchase Agreement
$    7,478      Account,
              6.39%, 10/2/95 (Note 5)
              (cost $7,478,000)................     7,478,000
                                                 ------------
              Total Investments--110.2%
              (cost $56,738,626; Note 4).......    57,633,152
              Liabilities in excess of other
              assets--(10.2%)..................    (5,335,785)
                                                 ------------
              Net Assets--100%.................  $ 52,297,367
                                                 ------------
                                                 ------------

---------------
(a) Mortgage dollar roll, see Note 1.
(b) $2,000,000 of principal amount is a mortgage dollar roll, see Note 1.

                                         See Notes to Financial Statements.

                THE PRUDENTIAL           MONEY MARKET FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              BANK HOLDING PAPER--4.8%
              Bank of New York, Inc.,
              5.87%, 10/27/95
$    2,800    (amortized cost $2,788,129)......  $  2,788,129
                                                 ------------
              COMMERCIAL PAPER -
                DOMESTIC--36.6%
              Aristar, Inc.,
     2,000    5.80%, 10/17/95..................     1,994,844
       800    5.82%, 10/19/95..................       797,672
              Caterpillar Financial Services
                N.V.,
       489    5.67%, 11/21/95..................       485,072
              Chrysler Financial Corp.,
       400    5.85%, 10/27/95..................       398,310
              Countrywide Funding Corp.,
     2,050    5.80%, 10/31/95..................     2,040,092
              Dayton Hudson Corp.,
     2,800    5.78%, 10/25/95..................     2,789,211
              Finova Capital Corp.,
     2,100    5.83%, 10/11/95..................     2,096,599
       735    5.90%, 11/2/95...................       731,145
              Honeywell, Inc.,
       470    5.80%, 11/13/95..................       466,744
              IBM Credit Corp.,
     1,300    5.80%, 10/16/95..................     1,296,858
              ITT Corp.,
     2,100    5.83%, 10/3/95...................     2,099,320
       349    5.85%, 10/4/95...................       348,830
              Nike Inc.,
       988    6.75%, 10/2/95...................       987,815
              Nynex Corp.,
     2,800    6.80%, 10/2/95...................     2,799,471

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Public Service Elec. & Gas Co.,
$    1,150    5.78%, 10/17/95..................  $  1,147,046
              Smith Barney, Inc.,
       770    5.75%, 10/18/95..................       767,909
                                                 ------------
              Total commercial paper - domestic
              (amortized cost $21,246,938).....    21,246,938
                                                 ------------
              CORPORATE BONDS--12.6%
              Associates Corp. of North
                America,
       500    6.00%, 12/1/95...................       500,058
       400    4.50%, 2/15/96...................       397,922
     1,000    8.80%, 3/1/96....................     1,008,706
              Ford Motor Credit Corp.,
     1,000    8.25%, 5/15/96...................     1,013,983
       600    8.875%, 8/1/96...................       613,532
              General Electric Co.,
       840    7.875%, 5/1/96...................       849,202
              General Motors Acceptance Corp.,
       100    8.75%, 2/1/96....................       100,850
              Household Finance Corp.,
       900    9.375%, 2/15/96..................       908,981
              International Lease Finance
                Corp.,
       430    6.875%, 12/15/95.................       430,568
       375    6.625%, 6/1/96...................       376,208
              NationsBank Corp.,
       500    5.375%, 12/1/95..................       499,554
              Transamerica Finance Corp.,
       600    8.55%, 6/15/96...................       610,567
                                                 ------------
              Total corporate bonds
              (amortized cost $7,310,131)......     7,310,131
                                                 ------------

                                         See Notes to Financial Statements.
                                      B-52

                THE PRUDENTIAL          MONEY MARKET FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              DEPOSIT NOTES--2.6%
              Society National Bank Cleveland,
$    1,000    6.70%, 4/15/96...................  $  1,004,941
       500    6.00%, 4/25/96...................       498,649
                                                 ------------
              Total deposit notes
              (amortized cost $1,503,590)......     1,503,590
                                                 ------------
              VARIABLE RATE OBLIGATIONS(a)--28.5%
              American Express Centurion Bank,
     1,000    6.26%, 10/2/95...................     1,000,245
              Bank One Columbus N.A.,
     2,700    6.08%, 10/2/95...................     2,698,150
              FCC National Bank,
     1,400    6.15%, 10/2/95...................     1,399,944
              Ford Motor Credit Corp.,
       200    6.14%, 12/18/95..................       200,233
              Goldman Sachs Group, L.P.,
     2,700    6.00%, 10/30/95..................     2,700,000
              IBM Credit Corp.,
     1,500    5.615%, 10/16/95.................     1,499,775
              John Deere Capital Corp.,
     1,000    6.095%, 10/23/95.................     1,001,783
              John Deere Owner Trust,
     1,460    5.8125%, 10/16/95................     1,460,089
              Key Bank New York,
     1,400    6.49%, 10/2/95...................     1,398,953
              Lehman Brothers, Inc.,
     1,000    6.11%, 10/24/95..................     1,000,000
              Merrill Lynch & Co., Inc.,
       500    5.885%, 10/2/95..................       500,000
              Money Market Auto Loan Trust,
       700    6.005%, 10/16/95.................       700,000
              Morgan Stanley Group, Inc.,
     1,000    6.00%, 11/15/95..................     1,000,000
                                                 ------------
              Total variable rate obligations
              (amortized cost $16,559,172).....    16,559,172
                                                 ------------
Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              LOAN PARTICIPATIONS--4.8%
              Engelhard Corp.,
$      800    6.20%, 10/2/95...................  $    800,000
              General Electric Capital Corp.,
     2,000    6.00%, 10/2/95...................     2,000,000
                                                 ------------
              Total loan participations
              (amortized cost $2,800,000)......     2,800,000
                                                 ------------
              MEDIUM-TERM OBLIGATIONS--9.1%
              Associates Corp. of North
                America,
       100    4.68%, 3/29/96...................        99,143
              Deere & Co.,
     1,000    8.47%, 3/18/96...................     1,011,224
              Ford Motor Credit Corp.,
     1,000    5.15%, 3/15/96...................       993,295
              General Motors Acceptance Corp.,
     2,100    4.80%, 11/15/95..................     2,095,777
       570    4.75%, 2/14/96...................       567,268
              International Lease Finance
                Corp.,
       500    5.00%, 5/28/96...................       496,536
                                                 ------------
              Total medium-term obligations
              (amortized cost $5,263,243)......     5,263,243
                                                 ------------
              Total Investments--99.0%
              (amortized cost
                $57,471,203(b))................    57,471,203
              Other assets in excess of
                liabilities--1.0%..............       582,874
                                                 ------------
              Net Assets--100%.................  $ 58,054,077
                                                 ------------
                                                 ------------

---------------
(a) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
                                         See Notes to Financial Statements.
                                      B-53

                THE PRUDENTIAL          MONEY MARKET FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of September 30, 1995 were as follows:

      Personal Credit Institutions..........    20.1%
      Business Credit (Finance).............    11.6
      Bank Holding Co.......................    10.3
      Security Brokers & Dealers............    10.3
      Commercial Banks......................     9.1
      Financial Services....................     9.0
      Telecommunications....................     4.8
      Variety Store.........................     4.8
      Asset Backed..........................     3.7
      Mortgage Bankers......................     3.5
      Farm Machinery........................     3.5
      Equip. Rental & Leasing...............     2.2
      Electric Services.....................     2.0
      Footwear..............................     1.7
      Chemicals-Specialty...................     1.4
      Regulating Controls...................     1.0
      Other assets in excess of liabilities      1.0
                                               -----
                                               100.0%
                                               -----
                                               -----

                                         See Notes to Financial Statements.
                                      B-54

                THE PRUDENTIAL         STATEMENT OF ASSETS
(LOGO)          INSTITUTIONAL          AND LIABILITIES
                FUND                   SEPTEMBER 30, 1995

                                GROWTH         STOCK       INTERNATIONAL      ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK         BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND            FUND          FUND          FUND          FUND
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Assets
Investments, at value
  (a)......................  $222,374,363   $ 96,471,101   $137,331,985    $133,506,023   $80,988,828   $57,633,152   $57,471,203
Cash.......................            --             --            184             417           872           897           440
Foreign currency, at value
  (cost $153,643)..........            --             --        153,891              --            --            --            --
Receivable for investments
  sold.....................     1,199,509      5,941,403           --           176,030     1,133,257            --            --
Interest and dividends
  receivable...............       162,987        206,021      404,440           641,767       685,304       563,134       386,072
Receivable for Fund shares
  sold.....................       789,547        361,069      323,593           191,349       207,730        58,336       227,193
Due from Manager...........            --          1,754           --                --            --         4,635            --
Deferred expenses and other
  assets...................        29,670         32,252       29,485            30,735        28,919        31,988        30,486
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total assets...........   224,556,076    103,013,600   138,243,578      134,546,321    83,044,910    58,292,142    58,115,394
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Liabilities
Payable for investments
  purchased................     2,555,583        872,222      987,689         1,013,369       667,995     5,934,375            --
Payable for Fund shares
  reacquired...............     1,286,353         85,455      314,389            46,984       155,532        11,863        34,386
Accrued expenses...........        77,378         70,888      148,784            51,045        44,922        42,870        16,633
Due to broker-variation
  margin...................            --         29,670           --                --            --            --            --
Management fee payable.....       107,403             --       92,756            68,472        57,582            --         3,953
Administration fee
  payable..................        23,965         10,799       14,738            14,564         8,933         5,667         6,345
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total liabilities......     4,050,682      1,069,034    1,558,356         1,194,434       934,964     5,994,775        61,317
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Assets.................  $220,505,394   $101,944,566   $136,685,222    $133,351,887   $82,109,946   $52,297,367   $58,054,077
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net assets were comprised
  of:
Shares of beneficial
  interest, at par.........  $     13,604   $      7,169   $    8,964      $     10,703   $     6,576   $     5,238   $    58,054
Paid-in capital in excess
  of par...................   169,441,843     80,650,936   121,007,773      116,928,121    71,932,999    52,130,203    57,996,023
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                              169,455,447     80,658,105   121,016,737      116,938,824    71,939,575    52,135,441    58,054,077
Undistributed net
  investment income........            --      1,562,991    1,582,613         2,883,961     1,706,435            --            --
Accumulated net realized
  gain (loss) on
  investments..............    (3,016,003)     4,001,988   (3,235,336   )     1,414,649     2,082,012      (732,600)           --
Net unrealized appreciation
  (depreciation) on
  investments and foreign
  currencies...............    54,065,950     15,721,482   17,321,208        12,114,453     6,381,924       894,526            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net assets, September 30,
  1995.....................  $220,505,394   $101,944,566   $136,685,222    $133,351,887   $82,109,946   $52,297,367   $58,054,077
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Shares of beneficial
  interest issued and
  outstanding..............    13,604,202      7,168,801    8,964,457        10,703,173     6,575,791     5,237,904    58,054,077
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net asset value per
  share....................  $      16.21   $      14.22   $    15.25      $      12.46   $     12.49   $      9.98   $      1.00
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
(a) Identified cost........  $168,308,413   $ 80,942,844   $120,016,426    $121,391,570   $74,606,904   $56,738,626   $57,471,203

     See Notes to Financial Statements.
                                      B-55

                THE PRUDENTIAL          STATEMENT OF
(LOGO)          INSTITUTIONAL           OPERATIONS
                FUND                    YEAR ENDED SEPTEMBER 30, 1995

                                GROWTH         STOCK       INTERNATIONAL      ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK         BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND            FUND          FUND          FUND          FUND
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Investment Income
Income
  Interest.................  $    198,002   $    637,099   $  499,812      $  3,847,389   $ 2,407,512   $ 3,187,231   $ 3,128,647
  Dividends (a)............     1,190,186      1,623,115    3,287,355           896,599       560,304            --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total income...........     1,388,188      2,260,214    3,787,167         4,743,988     2,967,816     3,187,231     3,128,647
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Expenses
  Management fee...........     1,049,893        286,843    1,367,665           733,748       496,395       231,931       236,009
  Administration fee.......       201,075         96,138      159,439           140,527        95,069        62,187        70,311
  Custodian's fees and
  expenses.................        88,000        124,000      280,000            74,000        72,000        65,000        73,000
  Registration fees........        63,000         35,000       32,000            60,000        23,000        25,000        30,000
  Transfer agent's fees and
    expenses...............        36,092         17,256       28,618            25,224        17,064        11,162        12,621
  Reports to
  shareholders.............        25,000         25,000       25,000            13,000        25,000        13,000        13,000
  Amortization of
    organization
    expenses...............        13,385         13,385       13,385            13,213        13,385        13,049        13,213
  Legal fees...............        11,000         11,000       15,000            11,000        11,000        11,000        11,000
  Audit fee................        12,000         11,000       15,000            12,000        11,000        11,000         9,000
  Trustees' fees...........         8,572          8,572        8,572             8,572         8,572         8,572         8,572
  Miscellaneous............         6,056          4,525        5,856             5,244         4,762         4,256         4,382
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
    Total expenses.........     1,514,073        632,719    1,950,535         1,096,528       777,247       456,157       481,108
  Expense subsidy (Note
    2).....................       (14,225)      (202,456)     (47,700)          (48,317)      (68,112)     (131,453)     (166,428)
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net expenses...............     1,499,848        430,263    1,902,835         1,048,211       709,135       324,704       314,680
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net investment income
  (loss)...................      (111,660)     1,829,951    1,884,332         3,695,777     2,258,681     2,862,527     2,813,967
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss)
  on:
  Securities...............       820,651      1,869,439   (2,892,161)        1,585,229     2,197,085        92,951            --
  Futures transactions.....            --      2,175,415           --                --            --            --            --
  Foreign currency
  transactions.............        (5,798)            --     (192,785)               --        (1,009)           --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                                  814,853      4,044,854   (3,084,946)        1,585,229     2,196,076        92,951            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Securities and foreign
  currencies...............    47,538,274     13,632,300    9,333,213        12,809,504     6,413,335     2,865,097            --
  Financial futures
  contracts................            --        282,600           --                --            --            --            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                               47,538,274     13,914,900    9,333,213        12,809,504     6,413,335     2,865,097            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net gain on investments and
  foreign currencies.......    48,353,127     17,959,754    6,248,267        14,394,733     8,609,411     2,958,048            --
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
Net Increase in Net Assets
Resulting from
Operations.................  $ 48,241,467   $ 19,789,705   $8,132,599      $ 18,090,510   $10,868,092   $ 5,820,575   $ 2,813,967
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
                             ------------   ------------   -------------   ------------   -----------   -----------   -----------
(a)Net of foreign withholding taxes of $26,902, $11,248, $461,615, $3,187, $10,097, respectively.

     See Notes to Financial Statements.
                                      B-56

                THE PRUDENTIAL          STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL           IN NET ASSETS
                FUND

                                       GROWTH                         STOCK                       INTERNATIONAL
                                        STOCK                         INDEX                           STOCK
                                        FUND                           FUND                           FUND
                             ---------------------------   ----------------------------      -------------------------
                              Year Ended September 30,       Year Ended September 30,        Year Ended September 30,
                             ---------------------------   ----------------------------      -------------------------
                                 1995           1994           1995            1994             1995
                             ------------   ------------   -------------   ------------      -----------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............       $(111,660)        $25,287      $1,829,951       $892,321        $1,884,332
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........          814,853     (3,778,648)      4,044,854        186,406        (3,084,946)
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...       47,538,274       3,531,929     13,914,900        380,870         9,333,213
                             ------------   -------------   -------------  -------------     ------------
 Net increase (decrease)
   in net assets
   resulting from
   operations...........       48,241,467        (221,432)    19,789,705       1,459,597        8,132,599
                             ------------   -------------   -------------  -------------     ------------
Net equalization
credits.................              --           44,776             --          289,937              --
                             ------------   -------------   -------------  -------------     ------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....          (48,781)        (43,709)    (1,015,394)       (481,228)         (750,797)
                             ------------   -------------   ------------   --------------     ------------
 Distributions to
   shareholders from net
   realized gains.......              --         (131,129)      (165,297)       (106,939)       (2,440,090)
                             ------------   -------------   ------------   --------------     ------------
Fund share transactions
 Net proceeds from
   shares sold..........      138,943,130      80,605,272     52,960,096      29,356,230        93,624,206
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........           48,781         174,838      1,180,691         588,167        3,190,887
 Cost of shares
   redeemed.............      (73,635,171)    (21,470,653)   (20,924,559)     (8,128,767)     (67,895,915)
                             ------------   -------------   -------------  -------------     ------------
 Net increase in net
   assets from Fund
   share transactions...       65,356,740      59,309,457     33,216,228      21,815,630       28,919,178
                             ------------   -------------   ------------   -------------     ------------
Net increase............      113,549,426      58,957,963     51,825,242      22,976,997       33,860,890
Net Assets
 Beginning of year......      106,955,968      47,998,005     50,119,324      27,142,327      102,824,332
                            ------------    -------------   ------------   -------------     ------------
 End of year...... ......    $220,505,394    $106,955,968   $101,944,566     $50,119,324     $136,685,222
                             ------------   -------------   ------------   -------------     ------------
                             ------------   -------------   ------------   -------------     ------------

                               INTERNATIONAL                        ACTIVE
                               STOCK                               BALANCED
                               FUND                                  FUND
                             ---------------------------     ----------------------------
                              Year Ended September 30,         Year Ended September 30,
                             ---------------------------     ----------------------------
                                1994                         1995            1994
                             ------------                  -------------   ------------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............      $  736,785                    $   3,695,777     $ 1,805,400
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions........ .      2,235,681                        1,585,229         119,065
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...       5,701,535                        12,809,504      (1,395,057)
                           -------------                     -------------   -------------
 Net increase (decrease)
   in net assets
   resulting from
   operations......... ..      8,674,001                        18,090,510         529,408
                           -------------                     -------------   -------------
Net equalization
credits.................         695,692                                --         296,744
                           -------------                     -------------   -------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment incom e....        (98,619)                       (2,260,245)       (503,768)
                          -------------                      -------------   -------------
 Distributions to
   shareholders from net
   realized gains.......        (493,097)                         (272,788)       (395,817)
                           -------------                     -------------   -------------
Fund share transactions
 Net proceeds from
   shares sold..........      86,220,384                        54,908,716      56,588,609
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........         591,716                         2,533,033          899,585
 Cost of shares
   redeemed.............     (24,473,332)                      (20,823,769)     (15,023,860)
                           -------------                     -------------   --------------
 Net increase in net
   assets from Fund
   share transactions...      62,338,768                        36,617,980       42,464,334
                           -------------                     -------------   --------------
Net increase............      71,116,745                        52,175,457       42,390,901
Net Assets
 Beginning of year......      31,707,587                        81,176,430       38,785,529
                           -------------                     -------------   --------------
 End of year............   $ 102,824,332                     $ 133,351,887      $81,176,430
                           -------------                     -------------   --------------
                           -------------                     -------------   --------------

     See Notes to Financial Statements.
                                      B-57

                THE PRUDENTIAL          STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL           IN NET ASSETS
                FUND

                                                                                                                 MONEY
                                       BALANCED                             INCOME                              MARKET
                                         FUND                                FUND                                FUND
                            -------------------------------     -------------------------------     -------------------------------
                               Year Ended September 30,            Year Ended September 30,            Year Ended September 30,
                            -------------------------------     -------------------------------     -------------------------------
                                1995              1994              1995              1994              1995              1994
                            -------------     -------------     -------------     -------------     -------------     -------------
Increase (Decrease) in
Net Assets
Operations
 Net investment
   income...............    $   2,258,681      $ 1,261,344       $ 2,862,527       $ 1,982,080      $   2,813,967      $ 1,276,052
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........        2,196,076          163,359            92,951          (826,533)                --            1,550
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...        6,413,335       (1,878,445)        2,865,097        (2,659,530)                --               --
                            -------------     -------------     -------------     -------------     -------------     -------------
 Net increase (decrease)
   in net assets
   resulting from
   operations...........       10,868,092         (453,742)        5,820,575        (1,503,983)         2,813,967        1,277,602
                            -------------     -------------     -------------     -------------     -------------     -------------
Net equalization
 credits................               --          721,188                --                --                 --               --
                            -------------     -------------     -------------     -------------     -------------     -------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....       (1,529,788)        (604,065)       (2,862,527)       (1,982,080)        (2,813,967)      (1,277,602)
                            -------------     -------------     -------------     -------------     -------------     -------------
 Distributions to
   shareholders from net
   realized gains.......         (269,963)        (735,383)               --          (137,236)                --               --
                            -------------     -------------     -------------     -------------     -------------     -------------
Fund share transactions
 Net proceeds from
   shares sold..........       26,091,264       42,441,610        11,549,255        15,768,473         55,919,976       32,311,167
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........        1,799,751        1,339,448         2,862,527         2,119,316          2,813,967        1,277,602
 Cost of shares
   redeemed.............      (19,161,993)      (6,059,058)       (6,473,780)       (7,878,160)       (47,010,598)     (17,493,001)
                            -------------     -------------     -------------     -------------     -------------     -------------
 Net increase in net
   assets from Fund
   share transactions...        8,729,022       37,722,000         7,938,002        10,009,629         11,723,345       16,095,768
                            -------------     -------------     -------------     -------------     -------------     -------------
Net increase............       17,797,363       36,649,998        10,896,050         6,386,330         11,723,345       16,095,768
Net Assets
 Beginning of year......       64,312,583       27,662,585        41,401,317        35,014,987         46,330,732       30,234,964
                            -------------     -------------     -------------     -------------     -------------     -------------
 End of year............    $  82,109,946      $64,312,583       $52,297,367       $41,401,317      $  58,054,077      $46,330,732
                            -------------     -------------     -------------     -------------     -------------     -------------
                            -------------     -------------     -------------     -------------     -------------     -------------

     See Notes to Financial Statements.
                                      B-58

                THE PRUDENTIAL          FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                      GROWTH                              STOCK
                                                                      STOCK                               INDEX
                                                                       FUND                               FUND
                                                  ----------------------------------------------        ---------
                                                                                    November 5,         Year Ended
                                                                                      1992(a)           September
                                                    Year Ended September 30,          Through              30,
                                                  ----------------------------     September 30,        ---------
                                                    1995             1994              1993               1995
                                                  ---------      -------------     -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   12.00        $   12.10          $ 10.00           $   11.27
                                                  ---------      -------------     -------------        ---------
Income from investment operations:
Net investment income(b)......................           --               --              .04                 .23
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................         4.22             (.06)            2.08                2.97
                                                  ---------      -------------     -------------        ---------
 Total from investment operations.............         4.22             (.06)            2.12                3.20
                                                  ---------      -------------     -------------        ---------
Less distributions:
Dividends from net investment income..........         (.01)            (.01)            (.02)               (.22)
Distributions from net realized gains.........           --             (.03)              --                (.03)
                                                  ---------      -------------     -------------        ---------
Total distributions...........................         (.01)            (.04)            (.02)               (.25)
                                                  ---------      -------------     -------------        ---------
Net asset value, end of period................    $   16.21        $   12.00          $ 12.10           $   14.22
                                                  ---------      -------------     -------------        ---------
                                                  ---------      -------------     -------------        ---------
TOTAL RETURN(d)...............................        35.14%           (0.50)%          21.22%              29.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 220,505        $ 106,956          $47,998           $ 101,945
Average net assets (000)......................    $ 149,985        $  71,449          $17,592           $  71,711
Ratios to average net assets: (b)
 Expenses.....................................         1.00%            1.00%            1.00%(c)             .60%
 Net investment income........................         (.07)%            .04%             .31%(c)            2.55%
Portfolio turnover rate.......................           64%              65%              84%                 11%

                                                           STOCK
                                                           INDEX
                                                           FUND
                                               --------------------------------

                                                                   November 5,
                                                                     1992(a)
                                                Year Ended           Through
                                               September 30,       September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.12           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .26               .23
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................         .11               .94
                                                -------------     -------------
 Total from investment operations.............         .37              1.17
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.18)             (.05)
Distributions from net realized gains.........        (.04)               --
                                                -------------     -------------
Total distributions...........................        (.22)             (.05)
                                                -------------     -------------
Net asset value, end of period................     $ 11.27           $ 11.12
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................        3.33%            11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $50,119           $27,142
Average net assets (000)......................     $38,098           $18,807
Ratios to average net assets: (b)
 Expenses.....................................         .60%              .60%(c)
 Net investment income........................        2.34%             2.41%(c)
Portfolio turnover rate.......................           2%                1%


---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                      B-59

                THE PRUDENTIAL           FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                                                         ACTIVE
                                                                                                        BALANCED
                                                                  INTERNATIONAL                           FUND
                                                                      STOCK                             ---------
                                                                       FUND
                                                  ----------------------------------------------          Year
                                                                                    November 5,           Ended
                                                                                      1992(a)           September
                                                    Year Ended September 30,          Through              30,
                                                  ----------------------------     September 30,        ---------
                                                    1995             1994              1993               1995
                                                  ---------      -------------     -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   14.84        $   12.35          $ 10.00           $   10.92
                                                  ---------      -------------     -------------        ---------
Income from investment operations:
Net investment income(b)......................          .18              .13              .16                 .33
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................          .66             2.54             2.21                1.54
                                                  ---------      -------------     -------------        ---------
 Total from investment operations.............          .84             2.67             2.37                1.87
                                                  ---------      -------------     -------------        ---------
Less distributions:
Dividends from net investment income..........         (.10)            (.03)            (.02)               (.29)
Distributions from net realized gains.........         (.33)            (.15)              --                (.04)
                                                  ---------      -------------     -------------        ---------
Total distributions...........................         (.43)            (.18)            (.02)               (.33)
                                                  ---------      -------------     -------------        ---------
Net asset value, end of period................    $   15.25        $   14.84          $ 12.35           $   12.46
                                                  ---------      -------------     -------------        ---------
                                                  ---------      -------------     -------------        ---------
TOTAL RETURN(d)...............................         5.95%           21.71%           23.74%              17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 136,685        $ 102,824          $31,708           $ 133,352
Average net assets (000)......................    $ 118,927        $  68,476          $14,491           $ 104,821
Ratios to average net assets:(b)
 Expenses.....................................         1.60%            1.60%            1.60%(c)            1.00%
 Net investment income........................         1.58%            1.08%            1.44%(c)            3.53%
Portfolio turnover rate.......................           20%              21%              15%                 30%


                                                         ACTIVE
                                                        BALANCE
                                                          FUND
                                               --------------------------------
                                                                   January 4,
                                                                     1993(a)
                                                Year Ended           Through
                                               September 30,      September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.05           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .24               .21
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        (.12)              .84
                                                -------------     -------------
 Total from investment operations.............         .12              1.05
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.14)               --
Distributions from net realized gains.........        (.11)               --
                                                -------------     -------------
Total distributions...........................        (.25)               --
                                                -------------     -------------
Net asset value, end of period................     $ 10.92           $ 11.05
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................        1.07%            10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $81,176           $38,786
Average net assets (000)......................     $58,992           $12,815
Ratios to average net assets:(b)
 Expenses.....................................        1.00%             1.00%(c)
 Net investment income........................        3.06%             2.68%(c)
Portfolio turnover rate.......................          40%               47%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                      B-60

                THE PRUDENTIAL       FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                     BALANCED                            INCOME
                                                                       FUND                               FUND
                                                  ----------------------------------------------        ---------
                                                                                    November 5,
                                                                                      1992(a)           Year Ended
                                                    Year Ended September 30,          Through          September 30,
                                                  ----------------------------     September 30,        ---------
                                                    1995             1994              1993               1995
                                                  ---------      -------------     -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.08          $ 11.80           $ 10.00            $  9.38
                                                  ---------      -------------     -------------        ---------
Income from investment operations:
Net investment income(b)......................         .18              .31               .31                .59
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        1.53             (.52)             1.54                .60
                                                  ---------      -------------     -------------        ---------
 Total from investment operations.............        1.71             (.21)             1.85               1.19
                                                  ---------      -------------     -------------        ---------
Less distributions:
Dividends from net investment income..........        (.25)            (.23)             (.05)              (.59)
Distributions from net realized gains.........        (.05)            (.28)               --                 --
                                                  ---------      -------------     -------------        ---------
Total distributions...........................        (.30)            (.51)             (.05)              (.59)
                                                  ---------      -------------     -------------        ---------
Net asset value, end of period................     $ 12.49          $ 11.08           $ 11.80            $  9.98
                                                  ---------      -------------     -------------        ---------
                                                  ---------      -------------     -------------        ---------
TOTAL RETURN(d)...............................       15.90%           (1.88)%           18.58%             13.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $82,110          $64,313           $27,663            $52,297
Average net assets (000)......................     $70,914          $44,048           $17,401            $46,386
Ratios to average net assets: (b)
 Expenses.....................................        1.00%            1.00%             1.00%(c)            .70%
 Net investment income........................        3.19%            2.86%             3.16%(c)           6.17%
Portfolio turnover rate.......................          65%              52%               74%               145%


                                                           INCOME
                                                             FUND
                                               --------------------------------
                                                                    March 1,
                                                                     1993(a)
                                                Year Ended           Through
                                               September 30,       September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 10.33           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .52               .27
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        (.91)              .33
                                                -------------     -------------
 Total from investment operations.............        (.39)              .60
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.52)             (.27)
Distributions from net realized gains.........        (.04)               --
                                                -------------     -------------
Total distributions...........................        (.56)             (.27)
                                                -------------     -------------
Net asset value, end of period................     $  9.38           $ 10.33
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................       (3.91)%            6.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $41,401           $35,015
Average net assets (000)......................     $37,802           $25,626
Ratios to average net assets: (b)
 Expenses.....................................         .70%              .70%(c)
 Net investment income........................        5.24%             4.62%(c)
Portfolio turnover rate.......................          83%               93%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                      B-61

                THE PRUDENTIAL        FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                              MONEY
                                                                             MARKET
                                                                              FUND
                                                      -----------------------------------------------------
                                                                                               January 4,
                                                                                                 1993(a)
                                                         Year Ended September 30,                Through
                                                      -------------------------------         September 30,
                                                        1995                1994                  1993
                                                      ---------         -------------         -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........         $  1.00             $  1.00               $  1.00
Net investment income and net realized
 gains(b).....................................             .05                 .03                   .02
Dividends from net investment income..........            (.05)               (.03)                 (.02)
                                                      ---------         -------------         -------------
Net asset value, end of period................         $  1.00             $  1.00               $  1.00
                                                      ---------         -------------         -------------
                                                      ---------         -------------         -------------
TOTAL RETURN(d)...............................            5.47%               3.32%                 2.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............         $58,054             $46,331               $30,235
Average net assets (000)......................         $52,446             $38,170               $25,296
Ratios to average net assets: (b)
 Expenses.....................................             .60%                .60%                  .60%(c)
 Net investment income........................            5.37%               3.34%                 2.73%(c)

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.

                THE PRUDENTIAL       NOTES TO
(LOGO)          INSTITUTIONAL        FINANCIAL STATEMENTS
                FUND

   The Prudential Institutional Fund (the "Company") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and consists of seven separate funds (Fund or Funds): Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund, Income Fund and Money Market Fund. The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest (2,500 shares each of Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund) were sold for $100,000 to Prudential Institutional Fund Management, Inc. ("PIFM"). Investment operations commenced on: November 5, 1992 for the Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund; January 4, 1993 for the Active Balanced Fund and Money Market Fund; and March 1, 1993 for the Income Fund.

   The Funds' investment objectives are as follows: Growth Stock Fund--long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects; Stock Index Fund--investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index; International Stock Fund--long-term growth of capital through investment in equity securities of foreign issues with income as a secondary objective; Active Balanced Fund--total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments; Balanced Fund--long-term total return consistent with moderate portfolio risk; Income Fund--a high level of income over the longer term while providing reasonable safety of principal; and Money Market Fund--high current income, preservation of principal and maintenance of liquidity, while maintaining a $1.00 net asset value per share.

   The ability of issuers of debt securities, other than those issued or guaranteed by the U.S. Government, held by the Funds to meet their obligations may be affected by economic developments in a specific industry, region, or country.

Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund.

   Securities Valuations: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

   Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

   U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

   Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of one of the subadvisers, does not represent fair value, shall be valued at fair value as determined under procedures established by the Trustees.

   Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer. Forward currency
                                      B-63

                THE PRUDENTIAL          NOTES TO
(LOGO)          INSTITUTIONAL           FINANCIAL STATEMENTS
                FUND

exchange contracts shall be valued at the current cost of covering or offsetting such contracts.

   Securities held by the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other Funds which mature in more than 60 days are valued at current market quotations and those which mature in 60 days or less are valued at amortized cost. In the event that a Subadviser determines that amortized cost does not represent fair value for certain short-term securities with remaining maturities of 60 days or less, such securities will be valued at market value.

   In connection with transactions in repurchase agreements, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Company may be delayed or limited.

   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

   The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value. Under a variety of circumstances, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realized a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   Dollar Rolls: The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase somewhat similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange
                                      B-64

                THE PRUDENTIAL          NOTES TO
(LOGO)          INSTITUTIONAL           FINANCIAL STATEMENTS
                FUND

prevailing on the respective dates of such transactions.

   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

   Net realized losses on foreign currency transactions represent net foreign exchange losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on securities and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Equalization: During the fiscal year ended September 30, 1995, the Funds (except for the Income and Money Market Funds) discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The following balances of undistributed net investment income at September 30, 1994, resulting from equalization were transferred to paid-in capital in excess of par for each of the respective Funds:

Growth Stock Fund                     $  90,444
Stock Index Fund                        398,227
International Stock Fund                881,462
Active Balanced Fund                    788,116
Balanced Fund                           899,912

   Such reclassifications have no effect on net assets, results of operations, or net asset value per share of the Funds.

   Dividends and Distributions: Dividends and distributions of each Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Income Fund and Money Market Fund will declare dividends of their net investment income and, for the Money Market Fund, net capital gain (loss), daily and distribute such dividends monthly. Each other Fund will declare and distribute a dividend of its net investment income, if any, at least annually. Except for the Money Market Fund, each Fund will declare and distribute its net capital gains, if any, at least annually. Distributions of income dividends and capital gains distributions of each Fund are made on the payment date and reinvested at the per share net asset value as of the record date or such other date as the Board may determine. On the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the distribution).

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
                                      B-65

                THE PRUDENTIAL         NOTES TO
(LOGO)          INSTITUTIONAL          FINANCIAL STATEMENTS
                FUND

   Taxes: It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

   Reclassification of Capital Accounts: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

   For the year ended September 30, 1995, the application of this statement affected undistributed net investment income ("UNI"), accumulated net realized gain (loss) on investments ("G/L") and paid-in capital in excess of par ("PIC") by the following amounts:

                                  UNI        G/L         PIC
                               ---------   --------   ---------
Growth Stock Fund              $ 141,451   $  5,798   $(147,249)
International Stock Fund         (81,325)    81,325          --
Active Balanced Fund            (107,185)   107,185          --
Balanced Fund                   (112,634)   112,634          --

   Net investment income, net realized gains and net assets were not affected by this change.

   Deferred Organizational Expenses: Approxi-mately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the period of benefit not to exceed 60 months from the date each of the Funds' commenced investment operations.

Note 2. Agreements
   The Company has entered into a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential).

   PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), Jennison Associates Capital Corp. ("Jennison") and Mercator Asset Management, Inc. ("Mercator"), each a wholly-owned subsidiary of Prudential. Each subadviser will furnish investment advisory services in connection with the management of the various Funds. Jennison serves as subadviser to the Growth Stock Fund and the Active Balanced Fund. PIC serves as subadviser to the Balanced Fund, the Stock Index Fund, the Income Fund and the Money Market Fund. Mercator serves as subadviser to the International Stock Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Company except for fees and expenses of unaffiliated Trustees. The Funds will bear all other costs and expenses.

   Each Fund will pay PIFM a fee for its services provided to the Fund. The fees are computed daily and payable monthly at the annual rates specified below of the value of each Funds' average daily net assets:

Fund                                  Management Fee
--------------------------            ---------------
Growth Stock Fund                            .70%
Stock Index Fund                             .40
International Stock Fund                    1.15
Active Balanced Fund                         .70
Balanced Fund                                .70
Income Fund                                  .50
Money Market Fund                            .45

   PIFM has voluntarily agreed to subsidize a portion of the operating expenses of the Funds until September 30, 1996. Such expenses may be recovered by PIFM through December 31, 1996 so
                                      B-66

                THE PRUDENTIAL        NOTES TO
(LOGO)          INSTITUTIONAL         FINANCIAL STATEMENTS
                FUND

long as the total expense ratios do not exceed certain predetermined levels set forth in the Company's prospectus. For the year ended September 30, 1995, PIFM subsidized the following amounts:

                            Percentage
                            of Average         Amount per
Fund                        Net Assets           Share
-------------------------  -------------   ------------------
Growth Stock Fund               .01%             $ .001
Stock Index Fund                .28                .025
International Stock Fund        .04                .002
Active Balanced Fund            .05                .004
Balanced Fund                   .10                .005
Income Fund                     .28                .027
Money Market Fund               .32                .001

   The Company has entered into an administration agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect wholly-owned subsidiary of Prudential. The administration fee paid PMF will be computed daily and payable monthly, at an annual rate of .17% of the Company's daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Company such services as the Company may require in connection with the administration of the Company's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. ("PMFS"). For such services, PMFS will be paid .03% of the Company's daily net assets up to $250 million and
 .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF.

Note 3. Other Transactions with Affiliates
   For the year ended September 30, 1995, Prudential Securities Incorporated, an affiliate of PIFM, earned approximately $1,000 in brokerage commissions from portfolio transactions executed on behalf of the Balanced Fund.

Note 4. Portfolio Securities
   Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 were as follows:

Fund                              Purchases           Sales
----------------------------     ------------      -----------
Growth Stock Fund                $166,285,606      $94,901,288
Stock Index Fund                   31,191,257        6,793,307
International Stock Fund           51,878,167       22,058,837
Active Balanced Fund               55,254,010       24,449,598
Balanced Fund                      51,413,549       41,017,407
Income Fund                        72,942,188       62,818,679

   On September 30, 1995, the Stock Index Fund purchased 62 financial futures contracts on the S&P 500 Index expiring December, 1995. The cost of such contracts was $18,040,975. The value of such contracts on September 30, 1995 was $18,234,200, thereby resulting in an unrealized gain of $193,225.

   The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of September 30, 1995 were as follows:

                                  Net Unrealized
                                  Appreciation/       Gross Unrealized
Fund                   Basis       Depreciation   Appreciation  Depreciation
------------------- ------------  --------------  ------------  ------------
Growth Stock Fund   $168,492,267   $ 53,882,096   $55,631,552    $1,749,456
Stock Index Fund      80,984,245     15,486,856    16,243,442       756,586
International Stock
 Fund                120,016,426     17,315,559    19,620,167     2,304,608
Active Balanced
 Fund                121,485,163     12,020,860    12,744,154       723,294
Balanced Fund         74,648,132      6,340,696     6,845,882       505,186
Income Fund           56,738,626        894,526     1,086,048       191,522

   The following Funds elected to treat net losses incurred in the eleven month period ended September 30, 1994 as having occurred in the current fiscal year:

                                 Capital       Currency
                                ----------     --------
Growth Stock Fund               $3,796,000          --
International Stock Fund                --     $186,000
Income Fund                        828,000          --

                THE PRUDENTIAL       NOTES TO
(LOGO)          INSTITUTIONAL        FINANCIAL STATEMENTS
                FUND

   The following Funds will elect to treat net losses incurred in the eleven month period ended September 30, 1995 as having been incurred in the following fiscal year:

                                 Capital       Currency
                                ----------     --------
Growth Stock Fund                       --     $ 4,000
International Stock Fund        $3,066,000     169,000
Balanced Fund                           --       1,000

   For federal income tax purposes, the following Funds have a capital loss carryforward as of September 30, 1995 which expires in 2003:

Growth Stock Fund               $2,825,300
Income Fund                        723,300

   The average monthly balance of dollar rolls outstanding during the year ended September 30, 1995 for the Income Fund was approximately $4,142,000. The amount of dollar rolls outstanding at September 30, 1995 was $5,940,665, which was 10.2% of total assets.

Note 5. Joint Repurchase Agreement Account
   The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1995, the Company had a 9.01% undivided interest, in the aggregate, in the repurchase agreements in the joint account which represented $65,929,000 in principal amount, in the aggregate, as follows:

                                Percentage      Principal
Company                          Interest        Amount
----------------------------    ----------     -----------
Growth Stock Fund                   .66%       $ 4,819,000
Stock Index Fund                   1.71         12,494,000
International Stock Fund           1.12          8,175,000
Active Balanced Fund               3.50         25,625,000
Balanced Fund                      1.00          7,338,000
Income Fund                        1.02          7,478,000

   As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

   Bear, Stearns & Co., Inc., 6.375%, in the principal amount of $225,000,000, repurchase price $225,119,531, due 10/2/95. The value of the collateral including accrued interest was $229,660,959.

   BT Securities Corp., 6.10%, in the principal amount of $56,863,000, repurchase price $56,891,905, due 10/2/95. The value of the collateral including accrued interest was $58,082,904.

   Goldman, Sachs & Co., 6.45%, in the principal amount of $225,000,000, repurchase price $225,120,938, due 10/2/95. The value of the collateral including accrued interest was $229,500,013.

   Smith Barney, Inc., 6.43%, in the principal amount of $225,000,000, repurchase price $225,120,563, due 10/2/95. The value of the collateral including accrued interest was $229,500,366.

Note 6. Capital
   Each Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

   Transactions in shares of beneficial interest during the years ended September 30, 1995 and 1994 were as follows:
Year ended September 30, 1995:

                                       Shares
                                      Issued in
                                    Reinvestment                 Increase
                          Shares    of Dividends/    Shares      in Shares
Fund                       Sold     Distributions   Redeemed    Outstanding
----------------------- ----------  -------------  -----------  -----------
Growth Stock Fund        9,932,496        4,078     (5,248,506)  4,688,068
Stock Index Fund         4,340,797      107,238     (1,725,892)  2,722,143
International Stock
 Fund                    6,497,880      228,737     (4,691,305)  2,035,312
Active Balanced Fund     4,883,689      242,395     (1,856,069)  3,270,015
Balanced Fund            2,303,919      168,832     (1,702,980)    769,771
Income Fund              1,204,925      296,456       (675,384)    825,997
Money Market Fund       55,919,976    2,813,967    (47,010,598) 11,723,345

                THE PRUDENTIAL        NOTES TO
(LOGO)          INSTITUTIONAL         FINANCIAL STATEMENTS
                FUND

Year ended September 30, 1994:

                                       Shares
                                     Issued in
                                    Reinvestment                 Increase
                         Shares    of Dividends/     Shares      in Shares
Fund                      Sold     Distributions    Redeemed    Outstanding
---------------------- ----------  --------------  -----------  -----------
Growth Stock Fund       6,739,890        14,450     (1,804,735)  4,949,605
Stock Index Fund        2,697,792        52,328       (744,579)  2,005,541
International Stock
 Fund                   6,022,403        42,326     (1,702,734)  4,361,995
Active Balanced Fund    5,244,905        81,781     (1,404,380)  3,922,306
Balanced Fund           3,900,150       118,117       (556,779)  3,461,488
Income Fund             1,613,971       216,368       (809,032)  1,021,307
Money Market Fund      32,311,167     1,277,602    (17,493,001) 16,095,768

   Of the shares outstanding at September 30, 1995, PIFM and affiliates owned the following shares:

Fund                                    Shares
--------------------------            ----------
Growth Stock Fund                      4,724,608
Stock Index Fund                       3,429,256
International Stock Fund               4,962,191
Active Balanced Fund                   2,396,951
Balanced Fund                          3,356,418
Income Fund                            2,889,945
Money Market Fund                     27,811,405

                THE PRUDENTIAL         INDEPENDENT
(LOGO)          INSTITUTIONAL          AUDITORS' REPORT
                FUND
The Shareholders and Trustees of
The Prudential Institutional Fund:

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Prudential Institutional Fund (consisting of the Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund, Income Fund and Money Market Fund), as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Prudential Institutional Fund as of September 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
November 16, 1995
                                      B-70

                                                                        APPENDIX

             DESCRIPTION OF S&P, MOODY'S AND DUFF & PHELPS RATINGS

Description of S&P Corporate Bond Ratings:

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings:

     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Duff & Phelps Bond Ratings:

     AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA--Bonds rated AA+, AA or AA-are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A--Bonds rated A+, A or A-have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB--Bonds rated BBB+, BBB or BBB-have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB--Bonds rated BB+, BB, or BB-are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B--Bonds rated B+, B, or B-are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

Description of S&P Commercial Paper Ratings:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Commercial Paper Ratings:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Description of Duff & Phelps Commercial Paper Ratings:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest.
No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

      (a) Financial Statements:

         1. Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

              Financial Highlights.

         2. Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


          Portfolio of Investments at September 30, 1995.

          Statement of Assets and Liabilities at September 30, 1995.

          Statement of Operations for the year ended September 30, 1995.

          Statements of Changes in Net Assets for the years ended September 30, 1995 and 1994.


              Financial Highlights.

              Notes to Financial Statements.

              Independent Auditors' Report.

     (b) Exhibits:

     1. (a) Certificate of Trust of the Registrant. Incorporated by reference as Exhibit 1(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

        (b) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference as Exhibit 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

        (c) Declaration of Trust of the Registrant. Incorporated by reference as Exhibit 1(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

        (d) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference as Exhibit 1(d) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

     2. By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference as Exhibit 2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

     3. Not Applicable.

     4. Instruments defining rights of shareholders.

     5. (a) Management Agreement between the Registrant and Prudential Institutional Fund Management, Inc. Incorporated by reference as Exhibit 5(a) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

        (b) (i) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference as Exhibit 5(b)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

          (ii) Cash Management Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference as Exhibit 5(b)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on Form N1-A filed on May 4, 1993 (File No. 33-48066).

        (c) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and Jennison Associates Capital Corp. Incorporated by reference as Exhibit 5(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No.
         33-48066).


        (d) Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and Mercator Asset Management, L.P.*

        6. Distribution Agreement between the Registrant and Prudential Retirement Services, Inc. Incorporated by reference as Exhibit 6 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

        7. Not Applicable.

        8. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference as Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).


        9.(a) Amended Administration, Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference as Exhibit 9(a) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed via EDGAR on January 19, 1994 (File No. 33-48066).


        (b) Transfer Agency and Service Agreement between Prudential Mutual Fund Management, Inc. and Prudential Mutual Fund Services, Inc. Incorporated by reference as Exhibit 9(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File No. 33-48066).

    10. (a) Opinion of Arnold & Porter. Incorporated by reference as Exhibit 10(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).


        (b) Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by reference as Exhibit 10(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).


         11. Consent of Independent Accountants.*

         12. Not Applicable.

         13. Subscription Agreement between the Registrant and Prudential Institutional Fund Management, Inc. Incorporated by reference as
             Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 30, 1992 (File No. 33-48066).

         14. Not Applicable.

         15. Not Applicable.


       16. Schedule of Computation of Performance Quotations. Incorporated by reference as Exhibit 16 to Post Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-48066).


       27. Financial Data Schedule*

       ----------------------
       * Filed herewith.


Item 25. Persons Controlled by or under Common Control with Registrant.

     None.

Item 26. Number of Holders of Securities.


     As of January 12, 1996 there were 153 recordholders of shares of beneficial interest, $.001 par value per share, of the Registrant. Certain of these recordholders may be sponsors of qualified retirement programs. The aggregate number of participants in programs sponsored by such recordholders which own shares of the Fund is approximately 58,000.


Item 27. Indemnification.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling
                                      C-2
conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit 6) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.


     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits 5(b-d) to the Registration Statement) limit the liability of Prudential Institutional Fund Management, Inc., The Prudential Investment Corporation ("PIC"), Jennison Associates Capital Corp. ("Jennison") and Mercator Asset Management, L.P. ("Mercator"), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, Declaration of Trust and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and other Connections of Investment Adviser

     (a) Prudential Institutional Mutual Fund Management, Inc.

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of Prudential Institutional Fund Management, Inc.'s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 30 Scranton Office Park, Moosic, PA 18507.

Name and Address            Position with The Manager                     Principal Occupations
------------------------    ---------------------------    ----------------------------------------------------

Thomas A. Early             Vice President and             Vice President and General Counsel, Prudential
                            Secretary                        Defined Contribution Services

Mark R. Fetting             Chairman of the Board and      President, Prudential Defined Contribution Services
                            President
Nancy L. Lindgren           Director, Vice President       Vice President and Comptroller, Prudential Defined
                            and Comptroller                  Contribution Services
C. Edward Chaplin           Treasurer                      Vice President and Treasurer, The Prudential
751 Broad Sreet,
Newark, NJ 07102
Walter E. Watkins, Jr.      Vice President                 Director of Mutual Fund Administration, Prudential
                                                             Defined Contribution Services


     (b) The Prudential Investment Corporation (PIC)

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and principal executive officers are as set forth below. Except as otherwise indicated, the address of each person is 751 Broad Street, Newark, NJ 07102.

Name and Address            Position with PIC              Principal Occupations
------------------------    ---------------------------    ----------------------------------------------------

William M. Bethke           Senior Vice President          Senior Vice President, Prudential; Senior Vice
                                                             President, PIC
Barry M. Gillman            Director                       Director, PIC
Theresa A. Hamacher         Vice President                 Vice President, Prudential; Vice President, PIC;
                                                             Director, PMF
Harry E. Knapp, Jr.         President, Chairman of the     President, Chairman of the Board, Chief Executive
                            Board, Chief Executive           Officer and Director, PIC; Vice President,
                            Officer and Director             Prudential
William P. Link             Senior Vice President          Executive Vice President, Prudential; Senior Vice
56 Livingston Avenue                                         President, PIC
Roseland, NJ 07068
Richard A. Redeker          Executive Vice President       President, Chief Executive Officer and Director,
One Seaport Plaza                                            PMF; Executive Vice President, Director and Member
New York, NY 10292                                           of Operating Committee, Prudential Securities;
                                                             Director, Prudential Securities Group, Inc.;
                                                             Executive Vice President, PIC; Director, PMFD;
                                                             Director, PMFS
Eric A. Simonson            Vice President and Director    Vice President and Director, PIC; Executive Vice
                                                             President, Prudential


     (c) Jennison Associates Capital Corp.

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Jennison's directors and principal executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-12484) as most recently amended, the text of which is incorporated herein by reference.


     (d) Mercator Asset Management, L.P.

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Mercator's general and limited partners and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-22906) as most recently amended, the text of which is incorporated herein by reference.


Item 29. Principal Underwriters

     (a) Prudential Retirement Services, Inc. ("PRSI")

     The following is a list of each investment company (other than the Registrant) for which PRSI acts as principal underwriter, depositor or investment advisor:

             The Prudential Variable Contract Account - 2
             The Prudential Variable Contract Account - 10
             The Prudential Variable Contract Account - 11
             The Prudential Variable Contract Account - 24

     (b) Information concerning the directors and officers of Prudential Retirement Services, Inc. is set forth below. Except as otherwise indicated, the address of each person is 30 Scranton Office Park, Moosic, Pennsylvania 18507.

                                                    Positions and
                                                    Offices with
Name                                                Underwriter
-------------------------------------------------   -----------------------------------------------

C. Edward Chaplin                                   Treasurer
Thomas A. Early                                     Vice President and Secretary
Mark R. Fetting                                     Chairman of the Board, President, Chief
                                                      Executive Officer and Director
Jeffrey Hiller                                      Assistant Secretary
Robert E. Lee                                       Vice President
Nancy L. Lindgren                                   Vice President, Comptroller and Director


                                                    Positions and
                                                    Offices with
Name                                                Underwriter
-------------------------------------------------   -----------------------------------------------

Walter E. Watkins, Jr.                              Vice President
Michael G. Williamson                               Assistant Comptroller


Item 30. Location of Accounts and Records


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey; the Registrant, 751 Broad Street, Newark, New Jersey; Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York; and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 751 Broad Street, Newark, New Jersey 07102 and 51 JFK Parkway, Short Hills, New Jersey 07078, for the Balanced Fund, the Income Fund and the Money Market Fund; 466 Lexington Avenue, New York, New York 10017, for the Growth Stock Fund and Active Balanced Fund and 2400 East Commercial Boulevard, Fort Lauderdale, Florida, 33308 for the International Stock Fund, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


Item 31. Management Services


     Other than as set forth under the caption Management of the Company in the Prospectus and in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.


Item 32. Undertakings

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered with, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of the amendment to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and the State of New Jersey, on the 26th day of January, 1996. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).



PRUDENTIAL INSTITUTIONAL FUND


                              /s/ Mark R. Fetting
                              --------------------------------------------------
                                  Mark R.Fetting, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                              Date
-------------------------     ------------------------------     ---------------


/s/ Eugene S. Stark           Treasurer and Principal            January 26, 1996
-------------------------      Financial and Accounting
   Eugene S. Stark             Officer

/s/ Mark R. Fetting           President and Trustee              January 26, 1996
-------------------------
   Mark R. Fetting

/s/ David A. Finley           Trustee                            January 26, 1996
-------------------------
   David A. Finley

/s/ William E. Fruhan, Jr.     Trustee                           January 26, 1996
-------------------------
 Prof. William E. Fruhan, Jr.

/s/ August G. Olsen           Trustee                            January 26, 1996
-------------------------
   August G. Olsen

/s/ Herbert G. Stolzer        Trustee                            January 26, 1996
-------------------------
   Herbert G. Stolzer


                               INDEX TO EXHIBITS

 Sequentially
Numbered
Exhibit No.                                Description                                                Page
--------------------------- ---------------------------------------------------------------------     -----
1.                 (a)     Certificate of Trust of Registrant. Incorporated by reference as          --
                           Exhibit 1(a) to Pre-Effective Amendment No. 2 to the Registration
                           Statement on form N-1A filed on October 30, 1992 (File No. 33-48066).

                   (b)     First Amendment to Certificate of Trust of the Registrant.                --
                           Incorporated by reference as Exhibit 1(b) to Pre-Effective Amendment
                           No. 2 to the Registration Statement on form N-1A filed on October 30,
                           1992 (File No. 33-48066).

                   (c)     Declaration of Trust of the Registrant. Incorporated by reference as      --
                           Exhibit 1(c) to Pre-Effective Amendment No. 2 to the Registration
                           Statement on form N-1A filed on October 30, 1992 (File No. 33-48066).

                   (d)     First Amendment to Declaration of Trust of the Registrant.                --
                           Incorporated by reference as Exhibit 1(d) to Pre-Effective Amendment
                           No. 2 to the Registration Statement on form N-1A filed on October 30,
                           1992 (File No. 33-48066).

2.                 By-Laws of the Registrant as revised and restated as of October 5, 1992.          --
                   Incorporated by reference as Exhibit 2 to Pre-Effective Amendment No. 2 to the Registration Statement on form N-1A filed on October 30, 1992 (File No.
                   33-48066).

3.                 Not Applicable.                                                                   --


4.                 Instruments defining rights of shareholders.                                      --

5.                 (a)     Management Agreement between the Registrant and Prudential                --
                           Institutional Fund Management, Inc. Incorporated by reference as
                           Exhibit 5(a) to Post-Effective Amendment No. 2 to the Registration
                           Statement on Form N-1A filed May 4, 1993 (File No. 33-48066).

                   (b)     (i) Subadvisory Agreement between Prudential Institutional Fund           --
                           Management, Inc. and The Prudential Investment Corporation.
                           Incorporated by reference as Exhibit 5(b)(i) to Post-Effective
                           Amendment No. 2 to the Registration Statement on Form N-1A filed on
                           May 4, 1993 (File No. 33-48066).
                           (ii) Cash Management Subadvisory Agreement between Prudential             --
                           Institutional Fund Management, Inc. and The Prudential Investment
                           Corporation. Incorporated by reference as Exhibit 5(b)(ii) to
                           Post-Effective Amendment No. 2 to the Registration Statement on Form
                           N-1A filed on May 4, 1993 (File No. 33-48066).

                   (c)     Subadvisory Agreement between Prudential Institutional Fund               --
                           Management, Inc. and Jennison Associates Capital Corp. Incorporated
                           by reference as Exhibit 5(c) to Post-Effective Amendment No. 2 to the
                           Registration Statement on Form N-1A filed on May 4, 1993 (File No.
                           33-48066).

                   (d)     Subadvisory Agreement between Prudential Institutional Fund
                           Management, Inc. and Mercator Asset Management, L.P.*

6.                 Form of Distribution Agreement between the Registrant and Prudential              --
                   Retirement Services, Inc. Incorporated by reference as Exhibit 6 to
                   Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A
                   filed on May 4, 1993 (File No. 33-48066).

7.                 Not Applicable.                                                                   --

8.                 Custodian Agreement between the Registrant and State Street Bank and Trust        --
                   Company. Incorporated by reference as Exhibit 8 to Post-Effective Amendment
                   No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993 (File
                   No. 33-48066).

Sequentially
Numbered
Exhibit No.                                     Description                                            Page
---------------------------  ---------------------------------------------------------------------     -----
9.                 (a)     Amended Administration, Transfer Agency and Service Agreement between     --
                           the Registrant and Prudential Mutual Fund Management, Inc.
                           Incorporated by reference as Exhibit 9(a) to Post-Effective Amendment
                           No. 3 to the Registration Statement on Form N-1A filed via EDGAR on
                           January 19, 1994 (File No. 33-48066).

                   (b)     Transfer Agency and Service Agreement between Prudential Mutual Fund      --
                           Management, Inc. and Prudential Mutual Fund Services, Inc.
                           Incorporated by reference as Exhibit 9(b) to Post-Effective Amendment
                           No. 2 to the Registration Statement on Form N-1A filed on May 4, 1993
                           (File No. 33-48066).

10.                (a)     Opinion of Arnold & Porter. Incorporated by reference as Exhibit          --
                           10(a) to Pre-Effective Amendment No. 2 to the Registration Statement
                           on Form N-1A filed on October 30, 1992 (File No. 33-48066).

                   (b)     Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by              --
                           reference as Exhibit 10(b) to Pre-Effective Amendment No. 2 to the
                           Registration Statement on on Form N-1A filed on October 30, 1992
                           (File No. 33-48066).


11.                Consent of Independent Accountants.*


12.                Not Applicable.                                                                   --

13.                Subscription Agreement between the Registrant and Prudential Institutional        --
                   Fund Management, Inc. dated July 7, 1992. Incorporated by reference as
                   Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on
                   Form N-1A filed on October 30, 1992 (File No. 33-48066).

14.                Not Applicable.                                                                   --

15.                Not Applicable.                                                                   --

16.                Schedule of Computation of Performance Quotations. Incorporated by reference      --
                   as Exhibit 16 to Post-Effective Amendment No. 4 to the Registration Statement
                   on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-48066).

27.                Financial Data Schedule.*


---------------
*_Filed herewith.